JOINT PROXY STATEMENT OF

                             PAPP STOCK FUND, INC.
              ("Papp Stock Fund," a "Papp Fund," or "your Fund")

                        PAPP AMERICA-ABROAD FUND, INC.
          ("Papp America-Abroad Fund," a "Papp Fund," or "your Fund")

                      PAPP AMERICA-PACIFIC RIM FUND, INC.
       ("Papp America-Pacific Rim Fund," a "Papp Fund," or "your Fund")

                    PAPP SMALL & MID-CAP GROWTH FUND, INC.
            ("Papp Small-Mid Fund," a "Papp Fund," or "your Fund")

     The address and telephone number of each Papp Fund is 6225 North 24th Street -- Suite #150, Phoenix, Arizona 85016 and 1-800-421-4004.

                                  PROSPECTUS


                             FOR CLASS A SHARES OF
                            PIONEER PAPP STOCK FUND
                ("Pioneer Papp Stock Fund" or a "Pioneer Fund")

                                  PROSPECTUS


                             FOR CLASS A SHARES OF
                       PIONEER PAPP STRATEGIC GROWTH FUND
         ("Pioneer Papp Strategic Growth Fund" or a "Pioneer Fund")


                                  PROSPECTUS

                             FOR CLASS A SHARES OF
                     PIONEER PAPP AMERICA-PACIFIC RIM FUND
         ("Pioneer Papp America-Pacific Rim Fund" or a "Pioneer Fund")

                                  PROSPECTUS

                             FOR CLASS A SHARES OF
                  PIONEER PAPP SMALL AND MID CAP GROWTH FUND
            ("Pioneer Papp Small and Mid Fund" or a "Pioneer Fund")
          (each Pioneer Fund is a series of Pioneer Series Trust II)

     The address and telephone number of each Pioneer Fund is 60 State Street, Boston, Massachusetts 02109 and 1-800-225-6292.

     This proxy statement and prospectus contains the information you should know before voting on the proposed reorganizations. Please read it carefully and retain it for future reference.


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                       Acquired Fund                       Acquiring Fund                    Stockholders Entitled to Vote
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Proposal 1   Papp Stock Fund                 Pioneer Papp Stock Fund                 Papp Stock Fund stockholders
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Proposal 2   Papp America-Abroad Fund        Pioneer Papp Strategic Growth Fund    Papp America-Abroad Fund stockholders
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Proposal 3   Papp America-Pacific Rim Fund   Pioneer Papp America-Pacific Rim Fund   Papp America-Pacific Rim Fund stockholders
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Proposal 4   Papp Small-Mid Fund             Pioneer Papp Small and Mid Fund         Papp Small-Mid Fund stockholders
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How Each Reorganization Will Work

     o Each Papp Fund will transfer all of its assets to the corresponding Pioneer Fund. Each Pioneer Fund will assume the corresponding Papp Fund's liabilities that are included in the calculation of such Papp Fund's net assets at the closing and certain liabilities with respect to the Papp Fund's investment operations that are not required by generally accepted accounting principles to be included in the calculation of net asset value.

     o Each Pioneer Fund will issue Class A shares to the corresponding Papp Fund in amounts equal to the aggregate net asset value attributable to that Papp Fund's shares. These shares will be distributed to your Fund's stockholders in proportion to their share holdings on the reorganization date and Papp Fund shareholders will become shareholders of the corresponding Pioneer Fund. As of the close of the reorganization, you will hold the same number and class of shares of the corresponding Pioneer Fund as you held in your Fund immediately before the reorganization and the aggregate net asset value of such shares will be the same as the net asset value of your shares of your Fund on the reorganization date.

     o Each Papp Fund will be dissolved.

     o Pioneer Investment Management, Inc. ("Pioneer") will act as investment adviser to each Pioneer Fund. Your Fund's current investment adviser, L. Roy Papp & Associates, LLP ("Papp"), will act as subadviser to each Pioneer Fund. Pioneer has agreed to limit each Pioneer Fund's total operating expenses (other than extraordinary expenses) for Class A shares until December 31, 2006 to 1.25% of average daily net assets. Pioneer is not required to limit the Pioneer Funds' expenses after December 31, 2006.


     o The reorganization is intended to result in no income, gain or loss for federal income tax purposes to any of the Pioneer Funds, the Papp Funds or the stockholders of the Papp Funds.

     An investment in any Pioneer Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     Shares of the Pioneer Funds have not been approved or disapproved by the Securities and Exchange Commission. The Securities and Exchange Commission has not passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Why Your Fund's Directors are Recommending the Reorganization

     The directors of your Fund believe that reorganizing your Fund into a portfolio with substantially similar investment policies that is part of the Pioneer family of funds and that are subadvised by Papp offers you potential benefits. These potential benefits and considerations include:


     o The opportunity to be part of a significantly larger family of funds with additional product offerings and enhanced shareholder servicing options;

     o Continuity of portfolio management, since Papp will be the subadviser to each Pioneer Fund;

     o Pioneer's experience and resources in managing mutual funds;

     o Pioneer's commitment until December 31, 2006 to limit the total operating expenses of each Pioneer Fund;

     o The exchange privileges offered to shareholders of each of the Pioneer Funds; and


     o That stockholders who own shares in their name as of the closing of the reorganization (i.e., not in the name of a broker) and maintain their account may purchase additional Class A shares of the corresponding Pioneer Fund through such account in the future or may exchange those shares for Class A shares of another Pioneer Fund without paying any sales charge.


     Therefore, your Funds' directors recommend that you vote FOR the reorganization.

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 Where to Get More Information
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 Each Papp Fund's combined prospectus dated May 1, 2003.         Available to you free of charge by calling 1-800-421-4004.
                                                                 This prospectus, which is also on file with the Securities and
                                                                 Exchange Commission ("SEC"), is incorporated by reference
                                                                 into this proxy statement and prospectus.

 Each Papp Fund's annual and semiannual reports to               Available to you free of charge by calling 1-800-421-4004.
 stockholders.                                                   Also on file with the SEC. See "Available Information." These reports are incorporated by reference into this proxy statement and prospectus.
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 Pioneer Papp Stock Fund's, Pioneer Papp Strategic Growth      Available to you free of charge by calling 1-800-225-6292.
 Fund's, Pioneer Papp America-Pacific Rim Fund's and Pioneer     These prospectuses are also on file with the SEC.
 Papp Small and Mid Fund's prospectuses, each dated
 December __, 2003
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 A statement of additional information for this joint proxy      Available to you free of charge by calling 1-800-225-6292.
 statement and prospectus (the "SAI"), dated January 16, 2004.   Also on file with the SEC. This SAI is incorporated by
 It contains additional information about your Funds and the     reference into this proxy statement and prospectus.
 Pioneer Funds.
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 To ask questions about this proxy statement and prospectus.     Call your Fund's toll-free telephone number: 1-800-421-4004.
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   The date of this joint proxy statement and prospectus is January 21, 2004.

                               TABLE OF CONTENTS


                                                                                         Page
                                                                                        -----
Introduction ........................................................................     4
Proposal 1 -- Papp Stock Fund .......................................................     5
 Summary ............................................................................     5
 Proposal to Approve Agreement and Plan of Reorganization ...........................    13
 Capitalization .....................................................................    16
 Boards' Evaluation and Recommendation ..............................................    16
Proposal 2 -- Papp America-Abroad Fund ..............................................    17
 Summary ............................................................................    17
 Proposal to Approve Agreement and Plan of Reorganization ...........................    26
 Capitalization .....................................................................    29
 Boards' Evaluation and Recommendation ..............................................    29
Proposal 3 -- Papp America-Pacific Rim Fund .........................................    30
 Summary ............................................................................    30
 Proposal to Approve Agreement and Plan of Reorganization ...........................    39
 Capitalization .....................................................................    42
 Boards' Evaluation and Recommendation ..............................................    42
Proposal 4 -- Papp Small-Mid Fund ...................................................    43
 Summary ............................................................................    43
 Proposal to Approve Agreement and Plan of Reorganization ...........................    51
 Capitalization .....................................................................    54
 Boards' Evaluation and Recommendation ..............................................    54
Voting Rights and Required Vote .....................................................    55
Additional Information About the Pioneer Funds ......................................    55
Material Provisions of the Management Agreements and the Sub-Advisory Agreements ....    60
Pioneer Funds' Class A Rule 12b-1 Plan ..............................................    63
Comparison of Maryland Corporation and Delaware Statutory Trust .....................    63
Financial Highlights ................................................................    65
Information Concerning the Meeting ..................................................    68
Ownership of Shares of the Funds ....................................................    70
Experts .............................................................................    71
Available Information ...............................................................    71
Exhibit A -- Agreement and Plan of Reorganization ...................................    A-1


                                 INTRODUCTION


     This proxy statement and prospectus is being used by each Papp Fund's board of directors to solicit proxies to be voted at a joint special meeting (the "Meeting") of each of the Papp Fund's stockholders. This Meeting will be held at 2201 East Camelback Road, Suite 124B, Phoenix, Arizona 85016, on February 20, 2004 at 10 a.m., local time. The purpose of the Meeting is to consider proposals to approve the Agreements and Plans of Reorganization providing for the reorganization of the Papp Funds into the corresponding Pioneer Funds. The
Pioneer Funds are newly created mutual funds established to carry on the business of the Papp Funds and are not yet operational. This proxy statement and prospectus is being mailed to Papp Fund stockholders on or about January 22, 2004.




Who is Eligible to Vote?

     Stockholders of record on January 5, 2004 are entitled to attend and vote at the Meeting or any adjournment of the Meeting. Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the Meeting, will be voted according to stockholders' instructions. If you sign a proxy but do not fill in a vote, your shares will be voted to approve the Agreement and Plan of Reorganization. If any other business comes before the Meeting, your shares will be voted at the discretion of the persons named as proxies.

                                  PROPOSAL 1


           Approval of Agreement and Plan of Reorganization between Papp Stock Fund, Inc. (as defined above, "Papp Stock Fund") and
     Pioneer Papp Stock Fund (as defined above, "Pioneer Papp Stock Fund")

                                    SUMMARY

     The following is a summary of more complete information appearing later in this proxy statement and prospectus or incorporated herein. You should read carefully the entire proxy statement, including the Agreement and Plan of Reorganization attached as Exhibit A because they contain details that are not in the summary.


           Comparison of Papp Stock Fund to Pioneer Papp Stock Fund



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                                           Papp Stock Fund                              Pioneer Papp Stock Fund
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 Business                  A diversified open-end investment management    A newly organized diversified series of Pioneer
                           company organized as a Maryland corporation.    Series Trust II, an open-end investment
                                                                           management company organized as a
                                                                           Delaware statutory trust.
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 Net assets as of          $57.3 million                                   None. The Pioneer Papp Stock Fund is newly
 December 31, 2003                                                         organized and does not expect to commence
                                                                           investment operations until the reorganization
                                                                           occurs.
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 Investment advisers and   Investment adviser:                             Investment adviser
 portfolio managers        L. Roy Papp & Associates, LLP (as defined       Pioneer Investment Management, Inc. (as
                           above, "Papp")                                  defined above, "Pioneer")

                           Portfolio Managers:                             Investment subadviser:
                           L. Roy Papp, Chairman and Director (since       Papp
                           1989) of Papp; Rosellen C. Papp, Chief
                           Financial Adviser, Vice President, Treasurer    Portfolio Managers:
                           and Director (since 1989) of Papp.              L. Roy Papp, Chairman and Director (since
                                                                           1989) of Papp; Rosellen C. Papp, Chief
                                                                           Financial Adviser, Vice President, Treasurer
                                                                           and
Director (since 1989) of Papp.
                                                                           Pioneer retains the ultimate responsibility to
                                                                           oversee the subadviser and may, subject only
                                                                           to the approval of the board of trustees of the
                                                                           Pioneer Funds, hire, terminate and replace
                                                                           the subadviser without shareholder approval.
                                                                           Pioneer has no current intention to replace Papp
                                                                           as subadviser for Pioneer Papp Stock Fund.
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 Investment objective      Each fund seeks long-term capital growth. The investment objective of each fund is fundamental and cannot be changed without shareholder approval.
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 Primary investments       Equity securities, with an emphasis on mid and large capitalization issuers traded in the U.S.
                           However, each fund may invest in companies of any size.
                           --------------------------------------------------------------------------------------------------------
                           Under normal market conditions, at least 80%    Under normal market conditions, at least 80%
                           of net assets in common stocks.                 of assets in common and preferred stocks and
                                                                           securities convertible into stocks.
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                                           Papp Stock Fund                              Pioneer Papp Stock Fund
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 Investment strategies     Each fund uses a "growth" style of management and seeks to invest in issuers with above average potential for earnings growth. Papp evaluates an issuer's prospects for capital appreciation by considering, among other factors, growth over extended periods of time, profitability created through operating efficiency rather than financial leverage, and whether cash flows confirm the sustainability of growth.

                           Papp follows a "buy and hold" strategy. Once a security is purchased, the fund ordinarily retains an investment so long as it continues to believe that the security's prospects for appreciation continue to be favorable and that the security is not overvalued in the marketplace. Papp does not attempt to time the market.
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 Other investments         Papp Stock Fund may invest up to 5% of          Pioneer Papp Stock Fund may invest up to
                           its net assets in securities convertible into   20% of its assets in equity and debt securities
                           common stocks.                                  of non-U.S. corporate issuers and debt
                                                                           securities of non-U.S. government issuers.
                                                                           The fund may invest the balance of its assets
                                                                           in debt securities of U.S. corporate and
                                                                           government issuers. The fund generally
                                                                           acquires debt securities that are rated
                                                                           investment grade, but may invest up to 5%
                                                                           of its net assets in below investment grade
                                                                           debt securities.
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 Temporary defensive       Papp Stock Fund may hold cash or invest up      Pioneer Papp Stock Fund may invest up
 strategies                to 100% of its assets in high-quality short-    to 100% of its assets in securities with
                           term government or corporate obligations.       remaining maturities of less than one year,
                                                                           cash equivalents or may hold cash.
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 Diversification           Each fund is diversified for the purpose of the Investment Company Act of 1940 (the
                           "Investment Company Act"), and each fund is subject to diversification requirements under the Internal Revenue Code of 1986 (the "Code").
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 Industry concentration    Each fund may not invest more than 25% of its assets in any one industry.
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 Restricted and illiquid   Papp Stock Fund may not invest more than        Pioneer Papp Stock Fund may not invest more
 securities                5% of its assets in securities which are not    than 15% of its net assets in securities which
                           readily marketable.                             are illiquid and other securities which are not
                                                                           readily marketable.
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                                             Papp Stock Fund                             Pioneer Papp Stock Fund
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 Borrowing                   Papp Stock Fund may not borrow money            Pioneer Papp Stock Fund may not borrow
                             except from banks for temporary or emergency    money, except on a temporary basis and to
                             purposes in amounts not exceeding 10% of        the extent permitted by applicable law, as
                             the value of the Fund's assets at the time of   amended and interpreted or modified from
                             borrowing. The Fund may not purchase            time to time by any regulatory authority
                             securities when borrowings exceed 5% of         having jurisdiction. Under current regulatory
                             its assets.                                     requirements, the fund may: (a) borrow
                                                                             from banks or through reverse repurchase
                                                                             agreements in an amount up to 33-1/3% of the
                                                                             fund's total assets (including the amount
                                                                             borrowed); (b) borrow up to an additional 5%
                                                                             of the fund's assets for temporary purposes;
                                                                             (c) obtain such short-term credits as are
                                                                             necessary for the clearance of portfolio
                                                                             transactions; (d) purchase securities on
                                                                             margin to the extent permitted by applicable
                                                                             law; and (e) engage in transactions in
                                                                             mortgage dollar rolls that are accounted for
                                                                             as financings.
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 Lending                     Papp Stock Fund may not make loans (but         Pioneer Papp Stock Fund may lend portfolio
                             the Fund may invest in debt securities          securities with a value that may not exceed
                             subject to the 5% limitation on investing in    33-1/3% of the value of its assets.
                             illiquid securities).
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 Derivative instruments      Papp Stock Fund may not utilize derivative      Pioneer Papp Stock Fund may use futures and
                             instruments, such as options, futures and       options on securities, indices and currencies,
                             options on futures.                             forward currency exchange contracts and
                                                                             other derivatives. The fund does not use
                                                                             derivatives as a primary investment technique
                                                                             and generally limits their use to hedging.
                                                                             However, the fund may use derivatives for a
                                                                             variety of non-principal purposes, including:
                                                                             o As a hedge against adverse changes in
                                                                               stock market prices, interest rates or
                                                                               currency exchange rates
                                                                             o As a substitute for purchasing or selling
                                                                               securities
                                                                             o To increase the fund's return as a non-
                                                                               hedging strategy that may be considered
                                                                               speculative
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 Other investment            As described above, the funds have substantially similar principal investment strategies and
 policies and restrictions   policies. Certain of the non-principal investment policies and restrictions are different. For a more complete discussion of each fund's other investment policies and fundamental and non-
                             fundamental investment restrictions, see the SAI.
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                                               Papp Stock Fund                                Pioneer Papp Stock Fund
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                                                            Buying, Selling and Exchanging Shares
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 Sales charges              Shares are offered with no sales charges.            The Class A Shares of Pioneer Papp Stock
                                                                                 Fund you receive in the reorganization will not
                                                                                 be subject to any sales charge. Moreover, if
                                                                                 you own shares in your own name as of the
                                                                                 closing of the reorganization (i.e., not in the
                                                                                 name of a broker) and maintain your account,
                                                                                 you may purchase additional Class A Shares
                                                                                 of Pioneer Papp Stock Fund through such
                                                                                 account in the future without paying any
                                                                                 sales charge.

                                                                                 Except as described above, Class A Shares of
                                                                                 Pioneer Papp Stock Fund are subject to a
                                                                                 front-end sales charge of up to 5.75%.
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 Management and             Papp Stock Fund pays an advisory fee on a            Pioneer Papp Stock Fund will pay Pioneer a
 other fees                 monthly basis at an annual rate of 1.00% of          management fee equal to 0.75% annually of
                            the Fund's average daily net assets. In addition,    average daily net assets up to $1 billion and
                            Papp also serves as transfer, dividend               0.70% annually for average daily net assets
                            disbursing and shareholder servicing agent for       in excess of $1 billion. In addition, the fund
                            the Fund pursuant to a separate agreement.           reimburses Pioneer for certain fund
                            Papp receives from the Fund a monthly fee of         accounting and legal expenses incurred
                            $0.75 for each Fund shareholder account,             on behalf of the fund and pays a separate
                            $0.50 for each dividend paid on a shareholder        shareholder servicing/transfer agency fee
                            account, and $1.00 for each purchase (other          to Pioneer Investment Management
                            than by reinvestment, transfer or redemption)        Shareholder Services, Inc. ("PIMSS"), an
                            of fund shares.                                      affiliate of Pioneer.

                            Papp has agreed to limit certain of the Fund's       Pioneer pays the fee of Papp as the sub-
                            ordinary operating expenses to 1.25% of its          adviser to the Pioneer Papp Stock Fund.
                            average daily net assets for any fiscal year. For
                            the fiscal year ended December 31, 2002, the         Until December 31, 2006, Pioneer has agreed
                            Fund's annual operating expenses, without            to limit Pioneer Papp Stock Fund's ordinary
                            giving effect to such limitation, were 1.14%         operating expenses per Class A share to
                            per share and the expense limitation was             1.25% of average daily net assets. For the
                            not triggered.                                       coming fiscal year, Pioneer estimates that
                                                                                 Pioneer Papp Stock Fund's annual operating
                                                                                 expenses will be 1.52% per share (before
                                                                                 waiver of fees or reimbursement of expenses)
                                                                                 for Class A shares.
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 Distribution and service   Shares of the Fund are not subject to a              Class A Shares are subject to a 12b-1 fee
 (12b-1) fee                12b-1 fee.                                           equal to 0.25% annually of average daily
                                                                                 net assets.
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                                        Papp Stock Fund                               Pioneer Papp Stock Fund
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 Buying shares        You may buy shares directly through Papp           Subject to sales charges except as noted
                      Stock Fund's transfer agent by writing to the      above (see "sales charges"), you may buy
                      Papp Funds. You may also buy shares through        shares from any investment firm that has
                      other financial intermediaries as described in     a sales agreement with Pioneer Funds
                      the Fund's prospectus. Shares may not be           Distributor, Inc., Pioneer Papp Stock Fund's
                      purchased by telephone or online directly from     distributor ("PFD"). Existing shareholders of
                      the Papp Funds.                                    Papp Stock Fund who own shares in their
                                                                         own name as of the closing date of the
                                                                         reorganization and who maintain their
                                                                         accounts may buy shares of Pioneer Papp
                                                                         Stock Fund through such accounts in the
                                                                         future without paying sales charges, but
                                                                         subject to the Class A 12b-1 fee.

                                                                         Pioneer Papp Stock Fund also offers several
                                                                         other classes of shares which are subject to
                                                                         different sales charges and 12b-1 fees than
                                                                         Class A shares, as well as a class of shares
                                                                         for institutional investors without any sales
                                                                         charges or 12b-1 fees.

                                                                         If the account is established in the
                                                                         shareholder's own name, shareholders may
                                                                         also purchase additional shares of Pioneer
                                                                         Papp Stock Fund by telephone or online.
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 Exchange privilege   You may exchange shares of Papp Stock Fund         You may exchange shares of Pioneer Papp
                      without incurring an exchange fee with the         Stock Fund without incurring any fee on the
                      other four Funds in the Papp family of funds.      exchange with the more than 20 other Pioneer
                                                                         Funds. An exchange generally is treated as a
                      Exchange orders must be sent to the Fund           sale and a new purchase of shares for federal
                      either directly in writing or through a financial  income tax purposes.
                      intermediary. Telephone and online exchange
                      privileges are not available from the Papp         If the account is established in the
                      Funds directly.                                    shareholder's own name, shareholders may
                                                                         also exchange shares of Pioneer Papp Stock
                                                                         Fund for shares of other Pioneer Funds by
                                                                         telephone or online.
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 Selling Shares       Your shares will be sold at net asset value per share next calculated after the fund receives your request in good order.
                      -------------------------------------------------------------------------------------------------------------
                      You may sell your shares by contacting the         Normally, your investment firm will send your
                      Fund directly in writing or by contacting a        request to sell shares to PIMSS. You can also
                      financial intermediary as described in the         sell your shares by contacting the fund directly
                      fund's prospectus.                                 if your account is registered in your name.

                      Telephone and online redemption privileges are     If the account is established in the
                      not available from the Papp Funds directly.        shareholder's own name, shareholders may
                                                                         also redeem shares of Pioneer Papp Stock
                                                                         Fund by telephone or online.
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Comparison of Principal Risks of Investing in the Funds


     Because each fund has substantially the same portfolio management team and a substantially similar investment objective, primary investment policies and strategies, the funds are subject to the same principal risks. You could lose money on your investment in the fund or not make as much as if you invested elsewhere if:

     o The stock market goes down (this risk may be greater in the short term);


     o Growth stocks fall out of favor with investors;


     o The fund's investments do not have the growth potential originally expected; or


     o Large capitalization and/or mid-capitalization stocks fall out of favor with investors.

     In addition, the fund may invest in small capitalization companies, as there is no restriction on the size of the companies in which the fund may invest. The small capitalization companies in which the fund may invest carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than securities of larger companies.

     The fund may invest in fewer than 40 securities and, as a result, the fund's performance may be more volatile than the performance of funds holding more securities.


     An investment in Pioneer Papp Stock Fund may, however, involve greater risk than an investment in Papp Stock Fund because Pioneer Papp Stock Fund has greater flexibility in its non-principal investment policies to invest in certain types of securities and instruments which may subject the portfolio to greater risk of loss. Unlike Papp Stock Fund, Pioneer Papp Stock Fund may invest up to 20% of its assets in equity and debt securities of non-U.S. issuers, including up to 5% of its net assets in below investment grade debt securities. Pioneer Papp Stock Fund may also invest in derivative instruments, which Papp Stock Fund is not permitted to do. Pioneer Papp Stock Fund may also invest a greater percentage of its assets in illiquid securities and may lend portfolio securities representing a greater percentage of its portfolio than can Papp Stock Fund. Papp, as subadviser to Pioneer Papp Stock Fund, intends to manage Pioneer Papp Stock Fund in substantially the same manner as Papp Stock Fund and has no current intention to utilize the greater flexibility afforded by Pioneer Papp Stock Fund's investment policies.

     Investments in the funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in either fund.

Other Consequences of the Reorganization

     The Papp Stock Fund and Pioneer Papp Stock Fund each pay monthly management fees equal to the following annual percentages of average daily net assets:


-------------------------------------------------------------------------------
 Papp Stock Fund                    Pioneer Papp Stock Fund
  Management Fee                         Management Fee
-------------------------------------------------------------------------------
    1.00%           0.75% -- for average daily net assets up to $1 billion
                    0.70% -- for average daily net assets over $1 billion
-------------------------------------------------------------------------------

     The annual management fee rate payable by Pioneer Papp Stock Fund (without giving effect to expense limitations) is less than the rate paid by your Fund. However, Class A shares of Pioneer Papp Stock Fund are subject to a 12b-1 fee. At current asset levels, the combined management fee and 12b-1 fee for Class A shares of Pioneer Papp Stock Fund is equal to Papp Stock Fund's management fee alone.

     In addition to the management fee, your Fund pays a monthly transfer agent, dividend disbursing and shareholder servicing agent fee to Papp of $0.75 for each Fund shareholder account, $0.50 for each dividend paid on a shareholder account, and $1.00 for each purchase (other than by reinvestment, transfer or redemption) of Fund shares. Pioneer will provide certain accounting and legal services under a separate administration agreement for approximately 0.02% of average daily net assets. PIMSS will provide shareholder servicing and transfer agency services to Pioneer Papp Stock Fund under a separate shareholder servicing/transfer agency agreement at an annual fee of $26.60 for each Class A shareholder account. PIMSS will also be reimbursed for its cash out-of-pocket expenditures. Pioneer, and not Pioneer Papp Stock Fund, will pay Papp a subadvisory fee.

     For its fiscal year ended December 31, 2002, your Fund's per share operating expenses were 1.14% of average daily net assets. Papp does not anticipate that your Fund's per share operating expenses as a percentage of average daily net assets for the fiscal year ended December 31, 2003 will be significantly different. Papp has agreed to reimburse the Fund to the extent the Fund's annual operating expenses

(excluding taxes, interest, and extraordinary litigation expenses) during any fiscal year exceed 1.25% of its average daily net asset value in such year. This expense reimbursement cannot be changed without stockholder approval.

     Similarly, with regard to Pioneer Papp Stock Fund, Pioneer has agreed to limit, until December 31, 2006, Class A expenses to 1.25% of the average daily net assets attributable to Class A shares by not imposing all or a portion of its management fee and, if necessary, limiting other ordinary operating expenses of the fund. Pioneer may subsequently recover reimbursed expenses within three years of being incurred from the fund if the expense ratio of the Class A shares is less than the expense limitation of the Class A shares. Pioneer estimates that Pioneer Papp Stock Fund's per share annual operating expenses for the coming fiscal year will be 1.52% (before waiver of fees or reimbursement of expenses) for Class A shares. Accordingly, the annual expense ratio for Class A shares of Pioneer Papp Stock Fund will likely be higher than the annual expense ratio for the shares of your Fund given that Pioneer Papp Stock Fund's expense limitation of 1.25% of average daily net asset value is slightly higher than the fund's actual operating expense ratio of 1.14% for the fiscal year ended December 31, 2002. While it is anticipated that the Pioneer Papp Stock Fund's annual expense ratio for Class A shares will decrease in succeeding fiscal years as the assets in the fund grow and fixed expenses are spread over a larger asset base, there can be no assurance that the annual expense ratio for Class A shares of Pioneer Papp Stock Fund will ever be lower than the annual expense ratio for shares of Papp Stock Fund. However, there also can be no assurance that Papp Stock Fund would continue to be able to maintain its non-management fee expenses at their current levels.

     Performance information for Pioneer Papp Stock Fund is not presented because the fund has not yet commenced operations. As accounting successor to your Fund, Pioneer Papp Stock Fund will assume your Fund's historical performance after the reorganization.

     Set forth below is performance information for your Fund. The following performance information indicates some of the risks of investing in your Fund. The bar chart shows how your Fund's total return has varied from year to year. The table shows your Fund's average annual total return (before and after taxes) over time compared with a broad-based market index. Past performance before and after taxes does not indicate future results.

                          Calendar Year Total Returns*

[THE FOLLOWING DATA REPRESENTS A BAR CHART IN THE PRINTED MATERIAL]

'94     -1.46
'95     32.93
'96     21.77
'97     33.12
'98     26.99
'99     14.99
'00     -6.02
'01    -12.69
'02    -23.98
'03     23.97

* During the period shown in the bar chart, your Fund's highest quarterly return was 23.50% for the quarter ended December 31, 1998 and the lowest quarterly return was -17.37% for the quarter ended June 30, 2002.

             Average Annual Total Returns as of December 31, 2003


----------------------------------------------------------------------------------------------------------------
                                                                                                      Since
                                                             1 Year       5 Years      10 Years     Inception(1)
----------------------------------------------------------------------------------------------------------------
 Papp Stock Fund
  Return Before Taxes                                         23.97%        -2.32%        9.14%        10.24%
  Return After Taxes on Distributions(2)                      22.87%        -2.94%        8.57%         9.62%
  Return After Taxes on Distributions and
   Sale of Fund Shares(2)                                     16.59%        -2.03%        7.96%         9.01%
----------------------------------------------------------------------------------------------------------------
 S&P 500 Index(3)
  (reflects no deduction for fees, expenses or taxes)         28.69%        -0.57%       11.07%        11.11%
----------------------------------------------------------------------------------------------------------------


(1) The Fund commenced operations on November 29, 1989.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those stockholders who hold their shares through tax-deferred arrangements such as 401(k) plans or IRA accounts, or to investors that are tax-exempt.

(3) The S&P 500 Index is an unmanaged market-weighted index that includes the stocks of 500 of the largest U.S. companies.

The Funds' Fees and Expenses


     Shareholders of both funds pay various fees and expenses, either directly or indirectly. The table below discusses the fees and expenses that you would pay if you were to buy and hold shares of each fund. The expenses in the table appearing below are based on (i) for your Fund, the expenses of your Fund for its fiscal year ended December 31, 2002 and (ii) for the Pioneer Papp Stock Fund, the estimated annual expenses of the Pioneer Papp Stock Fund. The Pioneer Papp Stock Fund's actual expenses may be greater or less.



                                                                                                              Pioneer
                                                                                                             Papp Stock
                                                                                              Papp Stock        Fund
                                                                                                 Fund         Class A
Shareholder transaction fees (paid directly from your investment)                            ------------   -----------
Maximum sales charge (load) when you buy shares as a percentage of offering price ........        none          5.75(1)
Maximum deferred sales charge (load) as a % of purchase price or the amount you receive
when you sell shares, whichever is less ..................................................        none          none(2)
Annual fund operating expenses (deducted from fund assets) (as a % of average net assets)
Management fee ...........................................................................        1.00%         0.75%
Distribution and service (12b-1) fee .....................................................        none          0.25%
Other expenses ...........................................................................        0.14%         0.52%
Total fund operating expenses ............................................................        1.14%         1.52%
Expense reduction(3)......................................................................        none         (0.27%)
Net fund operating expenses ..............................................................        1.14%         1.25%

----------

(1) As described above, this sales charge does not apply to shares received in the reorganization by stockholders of your Fund who become shareholders of record of the Pioneer Papp Stock Fund through the reorganization. In addition, stockholders of your Fund who own shares in their own name (i.e., not in the name of a broker or other intermediary) and maintain such account as of the closing of the reorganization may purchase additional Class A shares of Pioneer Papp Stock Fund through such account in the future without paying this sales charge.

(2) Purchases of $1 million or more and purchases by participants in certain group plans are not subject to an initial sales charge but may be subject to a contingent deferred sales charge of 1%.


(3) As described above, Papp has contractually agreed to reimburse Papp Stock Fund to the extent the Fund's total ordinary operating expenses exceed 1.25% of the Fund's average daily net asset value in a fiscal year. This limitation cannot be changed without shareholder approval. Also as described above, Pioneer has agreed to waive its fees for Pioneer Papp Stock Fund to the extent certain of the fund's total ordinary operating expenses exceed 1.25% of the fund's average daily net asset value in a fiscal year. This expense limitation is contractual through December 31, 2006. Pioneer may subsequently recover reimbursed expenses (within three years of being incurred) from the fund if the expense ratio of the Class A shares is less than the expense limitation of the Class A shares. Each class will reimburse Pioneer no more than the amount by which the class' expenses were reduced.

     The hypothetical example below helps you compare the cost of investing in each fund. It assumes that: (a) you invest $10,000 in each fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, (d) each fund's gross operating expenses remain the same and (e) the expense limitations are in effect for one year for Papp Stock Fund and for three years for Pioneer Papp Stock Fund. The examples are for comparison purposes only and are not a representation of either fund's actual expenses or returns, either past or future.

                                       Pioneer
                                      Papp Stock
                     Papp Stock          Fund
                        Fund        Class A Shares
Example             ------------   ---------------
Year 1 ..........      $  120           $  695
Year 3 ..........      $  373           $1,003
Year 5 ..........      $  646           $1,333
Year 10 .........      $1,424           $2,263

           PROPOSAL TO APPROVE AGREEMENT AND PLAN OF REORGANIZATION


The Reorganization

  o The reorganization is scheduled to occur as of 5:00 p.m., Eastern time, on February 20, 2004, unless your Fund and Pioneer Papp Stock Fund agree in writing to a later date. Your Fund will transfer all of its assets to Pioneer Papp Stock Fund. Pioneer Papp Stock Fund will assume your Fund's liabilities that are included in the calculation of your Fund's net assets at the closing and certain liabilities with respect to your Fund's investment operations that are not required by generally accepted accounting principles to be included in the calculation of net asset value. The net asset value of both funds will be computed as of 4:00 p.m., Eastern time, on the reorganization date.

  o Pioneer Papp Stock Fund will issue to your Fund Class A shares with an aggregate net asset value equal to the net assets attributable to your Fund's shares. These shares will immediately be distributed to your Fund's stockholders in proportion to their holdings of your Fund's shares on the reorganization date. As a result, your Fund's stockholders will end up as Class A shareholders of Pioneer Papp Stock Fund.

  o After the distribution of shares, your Fund will be liquidated and dissolved.


  o The reorganization is not intended to result in income, gain or loss for federal income tax purposes and will not take place unless both funds receive a satisfactory opinion concerning the tax consequences of the reorganization from Hale and Dorr LLP, counsel to Pioneer Papp Stock Fund.


Agreement and Plan of Reorganization


     The stockholders of your Fund are being asked to approve an Agreement and Plan of Reorganization, the form of which is attached as Exhibit A. The description of the Agreement and Plan of Reorganization contained herein is qualified in its entirety by the attached copy.

Reasons for the Proposed Reorganization

     The directors of your Fund believe that the proposed reorganization will be advantageous to the stockholders of your Fund for several reasons. The directors considered the following matters, among others, in approving the proposal.


     First, stockholders of your Fund would become part of a significantly larger family of funds which offers a more diverse array of investment options and enhanced shareholder account options. The Pioneer family of mutual funds offers over 20 funds, including domestic and international equity and fixed income funds and a money market fund, that will be available to your Fund's stockholders through exchanges. Currently, stockholders of your Fund may exchange their shares for shares of the other four Papp Funds. In addition, Pioneer offers shareholders additional options for their accounts, including the ability to transact and exchange shares over the telephone or online and the ability to access account values and transaction history in all of the shareholder's direct accounts in the Pioneer Funds over the telephone or online.


     Second, stockholders of your Fund will enjoy continuity of portfolio management. Because Pioneer will retain Papp to act as subadviser to Pioneer Papp Stock Fund, the portfolio management team of your Fund will be the same portfolio management team as for Pioneer Papp Stock Fund. Pioneer will oversee Papp as subadviser to Pioneer Papp Stock Fund in accordance with the terms of the Sub-Advisory Agreement.

     Third, although Papp will manage the assets of Pioneer Papp Stock Fund as its subadviser, Pioneer will be responsible for the overall management of Pioneer Papp Stock Fund's operations, including supervision of compliance with the investment guidelines and regulatory restrictions. Your Fund will benefit from Pioneer's experience and resources in managing investment companies. At September 30, 2003, Pioneer managed over 50 investment companies and accounts with approximately $28 billion in assets. Pioneer is part of the global asset management group of UniCredito Italiano S.p.A., one of the largest banking groups in Italy, providing investment management and financial services to mutual funds, institutional and other clients. As of September 30, 2003, assets under management by UniCredito Italiano S.p.A. were approximately $130 billion worldwide.


     Fourth, until December 31, 2006, Pioneer has agreed to limit the expenses of Class A shares of Pioneer Papp Stock Fund to 1.25% of average daily net assets, which is the same as the percentage expense limitation currently in place for your Fund (however, actual expenses for the fiscal year ended December 31, 2002 were 1.14%). After December 31, 2006, Pioneer is not obligated to maintain an expense limitation but may voluntarily agree to continue such arrangement. Because Pioneer estimates that Pioneer Papp Stock Fund's per share annual operating expenses for the coming fiscal year will be 1.52% (before waiver of fees or reimbursement of expenses) for Class A shares, it is expected that the expense limitation agreement for Pioneer Papp Stock Fund will be triggered and that the net expense ratio for Class A shares of Pioneer Papp Stock Fund will be slightly higher than the net expense ratio for the shares of your Fund. The directors believe that the benefits associated with becoming a shareholder of the Pioneer Papp Stock Fund outweigh the slight increase in the expense ratio which Papp Stock Fund stockholders would bear.

     Fifth, Pioneer and its affiliates have greater potential for increasing the size of the Fund due to Pioneer's experience in distributing mutual funds through a broader range of distribution channels than currently is available to your Fund. Over the long-term, if this potential for a larger asset base is realized, it is expected to increase the portfolio management options available to the Fund.


     Sixth, the Class A shares of Pioneer Papp Stock Fund received in the reorganization will provide your Fund's stockholders with exposure to substantially the same investment product as they currently have.

     The boards of both funds considered that Pioneer will pay all of the expenses of the Fund and Pioneer Papp Stock Fund associated with the preparation, printing and mailing of any stockholder communications, including this joint proxy statement and prospectus, and any filings with the SEC and other governmental agencies in connection with the reorganization.

     The boards of both funds also considered that Pioneer has agreed with Papp that for a period of at least three years after the consummation of the reorganization, Pioneer will use commercially reasonable efforts to assure that at least 75% of the Pioneer Funds' board of trustees are not "interested persons" (as defined in the Investment Company Act) of Pioneer or Papp; however, the nomination and election of the members of the board of trustees of the Pioneer Funds is determined by the board of trustees of the Pioneer Funds or their shareholders. Pioneer has also agreed with Papp that for two years after the consummation of the reorganization, Pioneer will use commercially reasonable efforts not to impose an unfair burden on Pioneer Papp Stock Fund in connection with the reorganization.

     The boards of both funds considered that each fund's investment adviser, as well as Pioneer Papp Stock Fund's principal distributor, will benefit from the reorganization. Because Pioneer Papp Stock Fund will be the accounting successor to your Fund and will assume your Fund's performance record, Pioneer expects to be able to increase Pioneer Papp Stock Fund's assets at a faster rate than would otherwise be possible if it began offering a fund with a similar objective and no historical performance record. Such a growth in asset size benefits Pioneer by increasing its management fees and accelerating the point at which management of the fund is profitable to Pioneer. As subadviser to Pioneer Papp Stock Fund, Papp would similarly benefit from increased assets because it would receive greater subadvisory fees. Moreover, as discussed below under "Certain Agreements between Pioneer and Papp," Papp will receive economic benefits from Pioneer if the reorganization is completed.

     The board of trustees of Pioneer Papp Stock Fund also considered that the reorganization presents an excellent opportunity for the Pioneer Papp Stock Fund to acquire substantial investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to Pioneer Papp Stock Fund and its stockholders.

Certain Agreements between Pioneer and Papp



     In connection with the reorganization, Pioneer and Papp have entered into an agreement dated as of September 18, 2003 (the "Transfer Agreement"), which provides, among other things, that (i) Pioneer shall make a payment to Papp upon the closing of the reorganizations of the funds, (ii) Papp shall enter into and perform its obligations under a subadvisory agreement with Pioneer (the "Pioneer Papp Stock Fund Sub-Advisory Agreement," or, the "Sub-Advisory Agreement") to serve as subadviser of Pioneer Papp Stock Fund, (iii) Pioneer guarantees a minimum aggregate amount of subadvisory fees received from the Pioneer Funds during the initial three year period;

(iv) Pioneer shall pay Papp a termination fee if within five years of the closing of the reorganization Pioneer terminates the Sub-Advisory Agreement with Papp without cause and (v) Papp will be subject to certain non-competition provisions. The termination fee would not be triggered if the Sub-Advisory Agreement is terminated by Pioneer Papp Stock Fund or its shareholders with or without cause. The terms of the Sub-Advisory Agreement with Papp are discussed under "Material Provisions of the Management Agreements and the Sub-Advisory Agreements."


Tax Status of the Reorganization


     The reorganization is not intended to result in income, gain or loss for United States federal income tax purposes and will not take place unless both funds receive a satisfactory opinion from Hale and Dorr LLP, counsel to Pioneer Papp Stock Fund, substantially to the effect that the reorganization described above will be a "reorganization" within the meaning of Section 368(a) of the Code.

     As a result, for federal income tax purposes:

     o No gain or loss will be recognized by your Fund upon (1) the transfer of all of its assets to Pioneer Papp Stock Fund as described above or (2) the distribution by your Fund of Pioneer Papp Stock Fund shares to your Fund's stockholders;

     o No gain or loss will be recognized by Pioneer Papp Stock Fund upon the receipt of your Fund's assets solely in exchange for the issuance of Pioneer Papp Stock Fund shares to your Fund and the assumption of your Fund's liabilities by Pioneer Papp Stock Fund;

     o The basis of the assets of your Fund acquired by Pioneer Papp Stock Fund will be the same as the basis of those assets in the hands of your Fund immediately before the transfer;

     o The tax holding period of the assets of your Fund in the hands of Pioneer Papp Stock Fund will include your Fund's tax holding period for those assets;

     o You will not recognize gain or loss upon the exchange of your shares of your Fund solely for Pioneer Papp Stock Fund shares as part of the reorganization;

     o The basis of Pioneer Papp Stock Fund shares received by you in the reorganization will be the same as the basis of your shares of your Fund surrendered in exchange; and

     o The tax holding period of Pioneer Papp Stock Fund shares you receive will include the tax holding period of the shares of your Fund surrendered in the exchange, provided that the shares of your Fund were held as capital assets on the date of the exchange.

     In rendering such opinions, counsel shall rely upon, among other things, reasonable assumptions as well as representations of your Fund and Pioneer Papp Stock Fund.

     No tax ruling has been or will be received from the Internal Revenue Service ("IRS") in connection with the reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

     You should consult your tax adviser for the particular tax consequences to you of the transaction, including the applicability of any state, local or foreign tax laws.

Additional Terms of Agreement and Plan of Reorganization


     Conditions to Closing the Reorganization. The obligation of your Fund to consummate the reorganization is subject to the satisfaction of certain conditions, including the execution by Papp and Pioneer of investment subadvisory agreements whereby Papp would serve as subadviser to each Pioneer Fund, the performance by Pioneer Papp Stock Fund of all its obligations under the Agreement and Plan of Reorganization and the receipt of all consents, orders and permits necessary to consummate the reorganization (see Sections 6 and 8 of the Agreement and Plan of Reorganization, attached as Exhibit A).

     The obligation of Pioneer Papp Stock Fund to consummate the reorganization is subject to the satisfaction of certain conditions, including your Fund's performance of all of its obligations under the Agreement and Plan of Reorganization, the receipt of certain documents and financial statements from your Fund and the receipt of all consents, orders and permits necessary to consummate the reorganization (see Sections 7 and 8 of the Agreement and Plan of Reorganization, attached as Exhibit A).

     The obligations of both funds are subject to the approval of the Agreement and Plan of Reorganization by the necessary vote of the outstanding shares of your Fund, in accordance with the provisions of your Fund's charter and by-laws. The funds' obligations are also subject to the receipt of a favorable opinion of Hale and Dorr LLP as to the federal income tax consequences of the reorganization (see Section 8 of the Agreement and Plan of Reorganization, attached as Exhibit A).

     Termination of Agreement. The board of either your Fund or Pioneer Papp Stock Fund may terminate the Agreement and Plan of Reorganization (even if the stockholders of your Fund have already approved it) at any time before the reorganization date, if that board believes in good faith that proceeding with the reorganization would no longer be in the best interests of stockholders.

     Expenses of the Reorganization. Pioneer will pay all of the expenses of your Fund and Pioneer Papp Stock Fund associated with the preparation, printing and mailing of any stockholder communications, including this joint proxy statement and prospectus, and any filings with the SEC and other governmental agencies in connection with the reorganization.


                                CAPITALIZATION


     The following table sets forth the capitalization of each fund as of December 31, 2003, and the pro forma combined capitalization of both funds as if the reorganization had occurred on that date. This table reflects the pro forma ratios of one Class A share of Pioneer Papp Stock Fund being issued for each share of your Fund. The exchange ratio will remain 1:1 on the closing date of the reorganization.

                               December 31, 2003


                                                                                    Pioneer
                                                               Pioneer          Papp Stock Fund
                                       Papp Stock Fund     Papp Stock Fund         Pro Forma
                                      -----------------   -----------------   ------------------
Net Assets ........................   $57.3 million              N/A             $57.3 million
Net Asset Value Per Share .........           28.21              N/A                     28.21
Shares Outstanding ................       770,360                N/A                   770,360



     It is impossible to predict how many shares of Pioneer Papp Stock Fund will actually be received and distributed by your Fund on the reorganization date. The table should not be relied upon to determine the amount of Pioneer Papp Stock Fund's shares that will actually be received and distributed.

                     BOARDS' EVALUATION AND RECOMMENDATION


     For the reasons described above, the board of directors of your Fund, including the directors who are not "interested persons" of your Fund or Papp ("independent directors"), approved the reorganization. In particular, the board of directors determined that the reorganization is in the best interests of your Fund. Similarly, the board of trustees of Pioneer Papp Stock Fund, including its independent trustees, approved the reorganization. They also determined that the reorganization is in the best interests of Pioneer Papp Stock Fund.

     The directors of your Fund recommend that the stockholders of your Fund vote FOR the proposal to approve the Agreement and Plan of Reorganization.

                                  PROPOSAL 2


           Approval of Agreement and Plan of Reorganization between Papp America-Abroad Fund, Inc. (as defined above, "Papp America-Abroad Fund")
                    and Pioneer Papp Strategic Growth Fund
           (as defined above, "Pioneer Papp Strategic Growth Fund")


                                    SUMMARY

     The following is a summary of more complete information appearing later in this proxy statement and prospectus or incorporated herein. You should read carefully the entire proxy statement, including the Agreement and Plan of Reorganization attached as Exhibit A because they contain details that are not in the summary.


Comparison of Papp America-Abroad Fund to Pioneer Papp Strategic Growth Fund




-----------------------------------------------------------------------------------------------------------------------------------
                                       Papp America-Abroad Fund                  Pioneer Papp Strategic Growth Fund
-----------------------------------------------------------------------------------------------------------------------------------
 Business                  A diversified open-end investment management    A newly organized diversified series of Pioneer
                           company organized as a Maryland corporation.    Series Trust II, an open-end investment
                                                                           management company organized as a
                                                                           Delaware statutory trust.
-----------------------------------------------------------------------------------------------------------------------------------
 Net assets as of          $59 million                                     None. The Pioneer Papp Strategic Growth
 December 31, 2003                                                         Fund is newly organized and does not expect
                                                                           to commence investment operations until the
                                                                           reorganization occurs.
-----------------------------------------------------------------------------------------------------------------------------------
 Investment advisers and   Investment adviser:                             Investment adviser
 portfolio managers        L. Roy Papp & Associates, LLP (as defined       Pioneer Investment Management, Inc. (as
                           above, "Papp")                                  defined above, "Pioneer")

                           Portfolio Managers:                             Investment subadviser:
                           L. Roy Papp, Chairman and Director (since       Papp
                           1989) of Papp; Rosellen C. Papp, Chief
                           Financial Adviser, Vice President, Treasurer    Portfolio Managers:
                           and Director (since 1989) of Papp.              L. Roy Papp, Chairman and Director (since
                                                                           1989) of Papp; Rosellen C. Papp, Chief
                                                                           Financial Adviser, Vice President, Treasurer
                                                                           and Director (since 1989) of Papp

                                                                           Pioneer retains the ultimate responsibility to
                                                                           oversee the subadviser and may, subject only
                                                                           to the approval of the board of trustees of the
                                                                           Pioneer Funds, hire, terminate and replace the
                                                                           subadviser without shareholder approval.
                                                                           Pioneer has no current intention to replace
                                                                           Papp as subadviser for Pioneer Papp
                                                                           Strategic Growth Fund.
-----------------------------------------------------------------------------------------------------------------------------------
 Investment objective      Each fund seeks long-term capital growth. The investment objective of each fund is fundamental and cannot be changed without shareholder approval.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                        Papp America-Abroad Fund                    Pioneer Papp Strategic Growth Fund
-----------------------------------------------------------------------------------------------------------------------------------
 Primary investments       Equity securities, with an emphasis on U. S. issuers that Papp believes have substantial international activities. Each fund may invest a portion of its assets in equity securities of foreign companies which are traded in U.S. markets.
                           --------------------------------------------------------------------------------------------------------
                           Under normal market conditions, at least 80%      Under normal market conditions, at least
                           of net assets in common stocks.                   80% of assets in equity securities (including
                                                                             common stocks, convertible debt and other
                                                                             equity instruments, such as depositary receipts,
                                                                             warrants, rights and preferred stocks) of U.S.
                                                                             companies.
-----------------------------------------------------------------------------------------------------------------------------------
 Investment strategies     Each fund uses a "growth" style of management and seeks to invest in issuers with above average potential for earnings growth. Papp evaluates an issuer's prospects for capital appreciation by considering, among other factors, growth over extended periods of time, profitability created through operating efficiency rather than financial leverage, and whether cash flows confirm the sustainability of growth.

                           Papp follows a "buy and hold" strategy. Once a security is purchased, the fund ordinarily retains an investment so long as it continues to believe that the security's prospects for appreciation continue to be favorable and that the security is not overvalued in the marketplace. Papp does not attempt to time the market.
-----------------------------------------------------------------------------------------------------------------------------------
 Other investments         The Fund may invest up to 20% of its assets       The fund may invest up to 20% of its assets
                           in common stocks generally.                       in debt securities of U.S. corporate and
                                                                             government issuers. The fund generally
                                                                             acquires debt securities that are rated
                                                                             investment grade, but may invest up to 5%
                                                                             of its net assets in below investment grade
                                                                             debt securities.
-----------------------------------------------------------------------------------------------------------------------------------
 Temporary defensive       Papp America-Abroad Fund may hold cash or         Pioneer Papp Strategic Growth Fund may
 strategies                invest up to 100% of its assets in high-quality   invest up to 100% of its assets in securities
                           short-term government or corporate                with remaining maturities of less than one
                           obligations.                                      year, cash equivalents or may hold cash.
-----------------------------------------------------------------------------------------------------------------------------------
 Diversification           Each fund is diversified for the purpose of the Investment Company Act of 1940 (the
                           "Investment Company Act"), and each fund is subject to diversification requirements under the Internal Revenue Code of 1986 (the "Code").
-----------------------------------------------------------------------------------------------------------------------------------
 Industry Concentration    Each fund may not invest more than 25% of its assets in any one industry.
-----------------------------------------------------------------------------------------------------------------------------------
 Restricted and Illiquid   Papp America-Abroad Fund may not invest           Pioneer Papp Strategic Growth Fund may
 Securities                more than 5% of its assets in securities which    not invest more than 15% of its net assets
                           are not readily marketable.                       in securities which are illiquid and other
                                                                             securities which are not readily marketable.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                          Papp America-Abroad Fund                    Pioneer Papp Strategic Growth Fund
-----------------------------------------------------------------------------------------------------------------------------------
 Borrowing                   Papp America-Abroad Fund may not borrow            Pioneer Papp Strategic Growth Fund may
                             money except from banks for temporary or           not borrow money, except on a temporary
                             emergency purposes in amounts not exceeding        basis and to the extent permitted by applicable
                             10% of the value of the Fund's assets at the       law, as amended and interpreted or modified
                             time of borrowing. The Fund may not purchase       from time to time by any regulatory authority
                             securities when borrowings exceed 5% of            having jurisdiction. Under current regulatory
                             its assets.                                        requirements, the fund may: (a) borrow
                                                                                from banks or through reverse repurchase
                                                                                agreements in an amount up to 33-1/3% of the
                                                                                fund's total assets (including the amount
                                                                                borrowed); (b) borrow up to an additional 5%
                                                                                of the fund's assets for temporary purposes;
                                                                                (c) obtain such short-term credits as are
                                                                                necessary for the clearance of portfolio
                                                                                transactions; (d) purchase securities on
                                                                                margin to the extent permitted by applicable
                                                                                law; and (e) engage in transactions in
                                                                                mortgage dollar rolls that are accounted for
                                                                                as financings.
-----------------------------------------------------------------------------------------------------------------------------------
 Lending                     Papp America-Abroad Fund may not make              Pioneer Papp Strategic Growth Fund may
                             loans (but the Fund may invest in debt             lend portfolio securities with a value that may
                             securities subject to the 5% limitation on         not exceed 33-1/3% of the value of its assets.
                             investing in illiquid securities).
-----------------------------------------------------------------------------------------------------------------------------------
 Derivative instruments      Papp America-Abroad Fund may not utilize           Pioneer Papp Strategic Growth Fund may
                             derivative instruments, such as options, futures   use futures and options on securities, indices
                             and options on futures.                            and other derivatives. The fund does not use
                                                                                derivatives as a primary investment technique
                                                                                and generally limits their use to hedging.
                                                                                However, the fund may use derivatives for a
                                                                                variety of non-principal purposes, including:
                                                                                o As a hedge against adverse changes in
                                                                                  stock market prices, interest rates or
                                                                                  currency exchange rates
                                                                                o As a substitute for purchasing or selling
                                                                                  securities
                                                                                o To increase the fund's return as a non-
                                                                                  hedging strategy that may be considered
                                                                                  speculative
-----------------------------------------------------------------------------------------------------------------------------------
 Other investment            As described above, the funds have substantially similar principal investment strategies and
 policies and restrictions   policies. Certain of the non-principal investment policies and restrictions are different. For a more complete discussion of each fund's other investment policies and fundamental and non-
                             fundamental investment restrictions, see the SAI.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                          Papp America-Abroad Fund                    Pioneer Papp Strategic Growth Fund
-----------------------------------------------------------------------------------------------------------------------------------
                                                            Buying, Selling and Exchanging Shares
-----------------------------------------------------------------------------------------------------------------------------------
 Sales charges              Shares are offered with no sales charges.           The Class A shares of Pioneer Papp Strategic
                                                                                Growth Fund you receive in the
                                                                                reorganization will not be subject to any sales
                                                                                charge. Moreover, if you own shares in your
                                                                                own name as of the closing of the
                                                                                reorganization (i.e., not in the name of a
                                                                                broker) and maintain your account, you may
                                                                                purchase additional Class A shares of Pioneer
                                                                                Papp Strategic Growth Fund through such
                                                                                account in the future without paying any sales
                                                                                charge.

                                                                                Except as described above, Class A Shares
                                                                                of Pioneer Papp Strategic Growth Fund are
                                                                                subject to a front-end sales charge of up
                                                                                to 5.75%.
-----------------------------------------------------------------------------------------------------------------------------------
 Management and             Papp America-Abroad Fund pays an advisory           Pioneer Papp Strategic Growth Fund will
 other fees                 fee on a monthly basis at an annual rate of         pay Pioneer a management fee equal to
                            1.00% of the Fund's average daily net assets.       0.75% annually of average daily net assets up
                            In addition, Papp also serves as transfer,          to $1 billion and 0.70% annually for average
                            dividend disbursing and shareholder servicing       daily net assets in excess of $1 billion. In
                            agent for the Fund pursuant to a separate           addition, the fund reimburses Pioneer for
                            agreement. Papp receives from the Fund a            certain fund accounting and legal expenses
                            monthly fee of $0.75 for each Fund                  incurred on behalf of the fund and pays a
                            shareholder account, $0.50 for each dividend        separate shareholder servicing/transfer agency
                            paid on a shareholder account, and $1.00 for        fee to Pioneer Investment Management
                            each purchase (other than by reinvestment,          Shareholder Services, Inc. (as defined above,
                            transfer or redemption) of Fund shares.             "PIMSS"), an affiliate of Pioneer.

                            Papp has agreed to limit certain of the Fund's      Pioneer pays the fee of Papp as the sub-
                            ordinary operating expenses to 1.25% of its         adviser to the Pioneer Papp Strategic
                            average daily net assets for any fiscal year. For   Growth Fund.
                            the fiscal year ended December 31, 2002, the
                            Fund's annual operating expenses, without           Until December 31, 2006, Pioneer has agreed
                            giving effect to such limitation, were 1.18%        to limit Pioneer Papp Strategic Growth
                            per share and the expense limitation was            Fund's ordinary operating expenses per Class
                            not triggered.                                      A share to 1.25% of average daily net assets.
                                                                                For the coming fiscal year, Pioneer estimates
                                                                                that Pioneer Papp Strategic Growth Fund's
                                                                                annual operating expenses will be 1.49% per
                                                                                share (before waiver of fees or reimbursement
                                                                                of expenses) for Class A shares.
-----------------------------------------------------------------------------------------------------------------------------------
 Distribution and service   Shares of the Fund are not subject to a             Class A Shares are subject to a 12b-1 fee
 (12b-1) fee                12b-1 fee.                                          equal to 0.25% annually of average daily
                                                                                net assets.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                   Papp America-Abroad Fund                    Pioneer Papp Strategic Growth Fund
-----------------------------------------------------------------------------------------------------------------------------------
 Buying shares        You may buy shares directly through Papp           Subject to sales charges except as noted
                      America-Abroad Fund's transfer agent by            above (see "sales charges"), you may buy
                      writing to the Papp Funds. You may also buy        shares from any investment firm that has a
                      shares through other financial intermediaries      sales agreement with Pioneer Funds
                      as described in the Fund's prospectus. Shares      Distributor, Inc., Pioneer Papp Strategic
                      may not be purchased by telephone or online        Growth Fund's distributor (as defined above,
                      directly from the Papp Funds.                      "PFD"). Existing shareholders of Papp
                                                                         America-Abroad Fund who own shares in their
                                                                         own name as of the closing date of the
                                                                         reorganization and who maintain their
                                                                         accounts may buy shares of Pioneer Papp
                                                                         Strategic Growth Fund through such
                                                                         accounts in the future without paying sales
                                                                         charges, but subject to the Class A 12b-1 fee.

                                                                         Pioneer Papp Strategic Growth Fund also
                                                                         offers several other classes of shares which
                                                                         are subject to different sales charges and
                                                                         12b-1 fees than Class A shares, as well as a
                                                                         class of shares for institutional investors
                                                                         without any sales charges or 12b-1 fees.

                                                                         If the account is established in the
                                                                         shareholder's own name, a shareholder may
                                                                         also purchase additional shares of Pioneer
                                                                         Papp Strategic Growth Fund by telephone
                                                                         or online.
-----------------------------------------------------------------------------------------------------------------------------------
 Exchange privilege   You may exchange shares of Papp America-           You may exchange shares of Pioneer Papp
                      Abroad Fund without incurring an exchange fee      Strategic Growth Fund without incurring
                      with the other four Funds in the Papp family of    any fee on the exchange with the more than
                      funds.                                             20 other Pioneer Funds. An exchange
                                                                         generally is treated as a sale and a new
                      Exchange orders must be sent to the Fund           purchase of shares for federal income tax
                      either directly in writing or through a financial  purposes.
                      intermediary. Telephone and online exchange
                      privileges are not available from the Papp         If the account is established in the
                      Funds directly.                                    shareholder's own name, shareholders may
                                                                         also exchange shares of Pioneer Papp
                                                                         Strategic Growth Fund by telephone or
                                                                         online.
-----------------------------------------------------------------------------------------------------------------------------------
 Selling shares       Your shares will be sold at net asset value per share next calculated after the fund receives your request in good order.
                      -------------------------------------------------------------------------------------------------------------
                      You may sell your shares by contacting the         Normally, your investment firm will send your
                      Fund directly in writing or by contacting a        request to sell shares to PIMSS. You can
                      financial intermediary as described in the         also sell your shares by contacting the fund
                      fund's prospectus.                                 directly if your account is registered in
                                                                         your name.
                      Telephone and online redemption privileges are
                      not available from the Papp Funds directly.        If the account is established in the
                                                                         shareholder's own name, shareholders may
                                                                         also redeem shares of Pioneer Papp Strategic
                                                                         Growth Fund by telephone or online.
-----------------------------------------------------------------------------------------------------------------------------------

Comparison of Principal Risks of Investing in the Funds

     Because each fund has substantially the same portfolio management team and a substantially similar investment objective, policies and strategies, the funds are subject to the same principal risks. You could lose money on your investment in the fund or not make as much as if you invested elsewhere if:

     o The stock market goes down (this risk may be greater in the short term);


     o Growth stocks fall out of favor with investors;

     o The fund's investments do not have the growth potential originally expected; and

     Investing in issuers that have substantial international activities may involve unique risks. These risks may include:

     o Adverse effect of currency exchange rates or controls;


     o The issuer may be affected by economic growth rates abroad as well as in the United States;


     o Economic, political or social developments may adversely affect the issuer's products or services abroad;


     o Potential trade disputes or restrictions between the U.S. and the markets to which the issuer exports its goods or services or


     o Possible seizure, nationalization or expropriation of the issuer's assets abroad.

     To the extent the fund invests directly in foreign companies, the fund may be subject to the following risks which are in addition to the risks described above for investing in U.S. issuers with substantial international activities:

     o There is political, economic or social instability in foreign countries of companies in which the fund invests.

     o Less information about foreign issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

     o Withholding or foreign taxes may decrease the fund's returns

     The fund may invest in fewer than 40 securities and, as a result, the fund's performance may be more volatile than the performance of funds holding more securities.


     An investment in Pioneer Papp Strategic Growth Fund may, however, involve greater risk than an investment in Papp America-Abroad Fund because Pioneer Papp Strategic Growth Fund has greater flexibility in its non-principal investment policies to invest in certain types of securities and instruments which may subject the portfolio to greater risk of loss. Unlike Papp America-Abroad Fund, Pioneer Papp Strategic Growth Fund may invest up to 20% of its assets in debt securities of U.S. issuers, including up to 5% of its net assets in below investment grade debt securities. Pioneer Papp Strategic Growth Fund may also invest in derivative instruments, which Papp America-Abroad Fund is not permitted to do. Pioneer Papp Strategic Growth
Fund may also invest a greater percentage of its assets in illiquid securities and may lend portfolio securities representing a greater percentage of its portfolio than can Papp America-Abroad Fund. Papp, as subadviser to Pioneer Papp Strategic Growth Fund, intends to manage Pioneer Papp Strategic Growth Fund in substantially the same manner as Papp America-Abroad Fund and has no current intention to utilize the greater flexibility afforded by Pioneer Papp Strategic Growth Fund's investment policies.


     Investments in the funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in either fund.

Other Consequences of the Reorganization


     The Papp America-Abroad Fund and Pioneer Papp Strategic Growth Fund each pay monthly management fees equal to the following annual percentages of average daily net assets:



-----------------------------------------------------------------------------------
 Papp America-Abroad Fund              Pioneer Papp Strategic Growth Fund
      Management Fee                              Management Fee
-----------------------------------------------------------------------------------
    1.00%                    0.75% -- for average daily net assets up to $1 billion
                             0.70% -- for average daily net assets over $1 billion
-----------------------------------------------------------------------------------

     The annual management fee rate payable by Pioneer Papp Strategic Growth Fund (without giving effect to expense limitations) is less than the rate paid by your Fund. However, Class A shares of Pioneer Papp Strategic Growth Fund are subject to a 12b-1 fee. At current asset levels, the combined management fee and 12b-1 fee for Class A shares of Pioneer Papp Strategic Growth Fund is equal to Papp America-Abroad Fund's management fee alone.

     In addition to the management fee, your Fund pays a monthly transfer agent, dividend disbursing and shareholder servicing agent fee to Papp of $0.75 for each Fund shareholder account, $0.50 for each dividend paid on a shareholder account, and $1.00 for each purchase (other than by reinvestment, transfer or redemption) of Fund shares. Pioneer will provide certain accounting and legal services under a separate administration agreement for approximately 0.02% of average daily net assets. PIMSS will provide shareholder servicing and transfer agency services to Pioneer Papp Strategic Growth Fund under a separate shareholder servicing/transfer agency agreement at an annual fee of $26.60 for each Class A shareholder account. PIMSS will also be reimbursed for its cash out-of-pocket expenditures. Pioneer, and not Pioneer Papp Strategic Grwoth Fund, will pay Papp a subadvisory fee.


     For its fiscal year ended December 31, 2002, your Fund's per share operating expenses were 1.18% of average daily net assets. Papp does not anticipate that your Fund's per share operating expenses as a percentage of average daily net assets for the fiscal year ended December 31, 2003 will be significantly different. Papp has agreed to reimburse the Fund to the extent the Fund's total operating expenses (excluding taxes, interest, and extraordinary litigation expenses) during any fiscal year exceed 1.25% of its average daily net asset value in such year. This expense reimbursement cannot be changed without stockholder approval.


     Similarly, with regard to Pioneer Papp Strategic Growth Fund, Pioneer has agreed to limit, until December 31, 2006, Class A expenses (other than extraordinary expenses) to 1.25% of the average daily net assets attributable to Class A shares by not imposing all or a portion of its management fee and, if necessary, limiting other ordinary operating expenses of the fund. Pioneer may subsequently recover reimbursed expenses within three years of being incurred from the fund if the expense ratio of the Class A shares is less than the expense limitation of the Class A shares. Pioneer estimates that Pioneer Papp Strategic Growth Fund's per share annual operating expenses for the coming fiscal year will be 1.49% (before waiver of fees or reimbursement of expenses) for Class A shares. Accordingly, the annual expense ratio for Class A shares of Pioneer Papp Strategic Growth Fund will likely be higher than the annual expense ratio for the shares of your Fund given that Pioneer Papp Strategic Growth Fund's expense limitation of 1.25% of average daily net asset value is slightly higher than the fund's actual operating expense ratio of 1.18% for the fiscal year ended December 31, 2002. While it is anticipated that the Pioneer Papp Strategic Growth Fund's annual expense ratio for Class
A shares will decrease in succeeding fiscal years as the assets in the fund grow and fixed expenses are spread over a larger asset base, there can be no assurance that the annual expense ratio for Class A shares of Pioneer Papp Strategic Growth Fund will ever be lower than the annual expense ratio for shares of Papp America-Abroad Fund. However, there also can be no assurance that Papp America-Abroad Fund would continue to be able to maintain its non-management fee expenses at their current level.

     Performance information for Pioneer Papp Strategic Growth Fund is not presented because the fund has not yet commenced operations. As accounting successor to your Fund, Pioneer Papp Strategic Growth Fund will assume your Fund's historical performance after the reorganization.


     Set forth below is performance information for your Fund. The following performance information indicates some of the risks of investing in your Fund. The bar chart shows how your Fund's total return has varied from year to year. The table shows your Fund's average annual total return (before and after taxes) over time compared with a broad-based market index. Past performance before and after taxes does not indicate future results.

                          Calendar Year Total Returns*

[THE FOLLOWING DATA REPRESENTS A BAR CHART IN THE PRINTED MATERIAL]

'94      7.81
'95     37.05
'96     27.65
'97     29.92
'98     23.83
'99     14.01
'00     -8.62
'01    -15.92
'02    -25.02
'03     23.9




* During the period shown in the bar chart, your Fund's highest quarterly return was 27.81% for the quarter ended December 31, 1998 and the lowest quarterly return was -18.02% for the quarter ended June 30, 2002.

             Average Annual Total Returns as of December 31, 2003


----------------------------------------------------------------------------------------------------------------
                                                                                                      Since
                                                             1 Year       5 Years      10 Years     Inception(1)
----------------------------------------------------------------------------------------------------------------
 Papp America-Abroad Fund
  Return Before Taxes                                         23.90%        -4.04%        9.46%        9.27%
  Return After Taxes on Distributions(2)                      22.84%        -5.05%        8.63%        8.50%
  Return After Taxes on Distributions and
   Sale of Fund Shares(2)                                     16.51%        -3.42%        8.25%        8.11%
----------------------------------------------------------------------------------------------------------------
 Morgan Stanley World Index(3)
  (reflects no deduction for fees, expenses or taxes)         30.81%        -1.85%        6.59%        7.37%
----------------------------------------------------------------------------------------------------------------


(1) The Fund commenced operations on December 6, 1991.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRA accounts, or to investors that are tax-exempt.
(3) The Morgan Stanley World Index is an unmanaged, market-weighted index that includes 50% foreign companies and 50% U.S. companies.

The Funds' Fees and Expenses


     Shareholders of both funds pay various fees and expenses, either directly or indirectly. The table below discusses the fees and expenses that you would pay if you were to buy and hold shares of each fund. The expenses in the table appearing below are based on (i) for your Fund, the expenses of your Fund for its fiscal year ended December 31, 2002 and (ii) for Pioneer Papp Strategic Growth Fund, the estimated annual expenses of Pioneer Papp Strategic
Growth Fund. Pioneer Papp Strategic Growth Fund's actual expenses may be greater or less.



                                                                                                                  Pioneer
                                                                                                                    Papp
                                                                                                 Papp        Strategic Growth
                                                                                            America-Abroad          Fund
                                                                                                 Fund             Class A
Shareholder transaction fees (paid directly from your investment)                          ---------------- -------------------
Maximum sales charge (load) when you buy shares as a percentage of offering price ........        none             5.75%(1)
Maximum deferred sales charge (load) as a % of purchase price or the amount you receive
when you sell shares, whichever is less ..................................................        none             none(2)
Annual fund operating expenses (deducted from fund assets)
 (as a % of average net assets)
Management fee ...........................................................................        1.00%            0.75%
Distribution and service (12b-1) fee .....................................................        none             0.25%
Other expenses ...........................................................................        0.18%            0.49%
Total fund operating expenses ............................................................        1.18%            1.49%
Expense reduction(3)......................................................................        none            (0.24%)
Net fund operating expenses ..............................................................        1.18%            1.25%


----------

(1) As described above, this sales charge does not apply to shares received in the reorganization by stockholders of your Fund who become shareholders of record of the Pioneer Papp Strategic Growth Fund through the reorganization. In addition, stockholders of your Fund who own shares in their own name as of the closing of the reorganization (i.e., not in the name of a broker or other intermediary) and maintain such account may purchase additional Class A shares of Pioneer Papp Strategic Growth Fund through such account in the future without paying this sales charge.


(2) Purchases of $1 million or more and purchases by participants in certain group plans are not subject to an initial sales charge but may be subject to a contingent deferred sales charge of 1%.


(3) As described above, Papp has contractually agreed to reimburse Papp America-Abroad Fund to the extent the Fund's total ordinary operating expenses exceed 1.25% of the Fund's average daily net asset value in a fiscal year. This limitation cannot be changed without stockholder approval. Also as described above, Pioneer has agreed to waive its fees for Pioneer Papp Strategic Growth Fund to the extent certain of the fund's ordinary operating expenses exceed 1.25% of the fund's average daily net asset value in a fiscal year. This expense limitation is contractual through December 31, 2006. Pioneer may subsequently recover reimbursed expenses (within three years of being incurred) from the fund if the expense ratio of the Class A shares is less than the expense limitation of the Class A shares. Each class will reimburse Pioneer no more than the amount by which the class' expenses were reduced.

     The hypothetical example below helps you compare the cost of investing in each fund. It assumes that: (a) you invest $10,000 in each fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, (d) each fund's gross operating expenses remain the same, and (e) the expense limitations are in effect for one year for Papp America-Abroad Fund and for three years for Pioneer Papp Strategic
Growth Fund. The examples are for comparison purposes only and are not a representation of either fund's actual expenses or returns, either past or future.



                                         Pioneer
                                           Papp
                        Papp        Strategic Growth
                   America-Abroad          Fund
                        Fund          Class A Shares
Example           ---------------- -------------------
Year 1 ..........      $  124             $  695
Year 3 ..........      $  385             $  996
Year 5 ..........      $  668             $1,319
Year 10 .........      $1,471             $2,231

           PROPOSAL TO APPROVE AGREEMENT AND PLAN OF REORGANIZATION

The Reorganization


     o The reorganization is scheduled to occur as of 5:00 p.m., Eastern time, on February 20, 2004, unless your Fund and Pioneer Papp Strategic
       Growth Fund agree in writing to a later date. Your Fund will transfer all of its assets to Pioneer Papp Strategic Growth Fund. Pioneer Papp Strategic Growth Fund will assume your Fund's liabilities that are included in the calculation of your Fund's net assets at the closing and certain liabilities with respect to your Fund's investment operations that are not required by generally accepted accounting principles to be included in the calculation of net asset value. The net asset value of both funds will be computed as of 4:00 p.m., Eastern time, on the reorganization date.

     o Pioneer Papp Strategic Growth Fund will issue to your Fund Class A shares with an aggregate net asset value equal to the net assets attributable to your Fund's shares. These shares will immediately be distributed to your Fund's stockholders in proportion to their holdings of your Fund's shares on the reorganization date. As a result, your Fund's stockholders will end up as Class A shareholders of Pioneer Papp Strategic Growth Fund.


     o After the distribution of shares, your Fund will be liquidated and dissolved.


     o The reorganization is not intended to result in income, gain or loss for federal income tax purposes and will not take place unless both funds receive a satisfactory opinion concerning the tax consequences of the reorganization from Hale and Dorr LLP, counsel to Pioneer Papp Strategic Growth Fund.


Agreement and Plan of Reorganization

     The stockholders of your Fund are being asked to approve an Agreement and Plan of Reorganization, the form of which is attached as Exhibit A. The description of the Agreement and Plan of Reorganization contained herein is qualified in its entirety by the attached copy.

Reasons for the Proposed Reorganization

     The directors of your Fund believe that the proposed reorganization will be advantageous to the stockholders of your Fund for several reasons. The directors considered the following matters, among others, in approving the proposal.


     First, stockholders of your Fund would become part of a significantly larger family of funds which offers a more diverse array of investment options and enhanced shareholder account options. The Pioneer family of mutual funds offers over 20 funds, including domestic and international equity and fixed income funds and a money market fund, that will be available to your Fund's stockholders through exchanges. Currently, stockholders of your Fund may exchange their shares for shares of the other four Papp Funds. In addition, Pioneer offers shareholders additional options for their accounts, including the ability to transact and exchange shares over the telephone or online and the ability to access account values and transaction history in all of the shareholder's direct accounts in the Pioneer Funds over the telephone or online.


     Second, stockholders of your Fund will enjoy continuity of portfolio management. Because Pioneer will retain Papp to act as subadviser to Pioneer Papp Strategic Growth Fund, the portfolio management team of your Fund will be the same portfolio management team as for Pioneer Papp Strategic Growth Fund. Pioneer will oversee Papp as subadviser to Pioneer Papp Strategic Growth Fund in accordance with the terms of the Sub-Advisory Agreement.

     Third, although Papp will manage the assets of Pioneer Papp Strategic Grwoth Fund as its subadviser, Pioneer will be responsible for the overall management of Pioneer Papp Strategic Growth Fund's operations, including supervision of compliance with the investment guidelines and regulatory restrictions. Your Fund will benefit from Pioneer's experience and resources in managing investment companies. At September 30, 2003, Pioneer managed over 50 investment companies and accounts with approximately $28 billion in assets. Pioneer is part of the global asset management group of UniCredito Italiano S.p.A., one of the largest banking groups in Italy, providing investment management and financial services to mutual funds, institutional and other clients. As of September 30, 2003, assets under management by UniCredito Italiano S.p.A. were approximately $130 billion worldwide.

     Fourth, until December 31, 2006, Pioneer has agreed to limit the expenses of Class A shares of Pioneer Papp Strategic Growth Fund to 1.25% of average daily net assets, which is the same as the percentage expense limitation currently in place for your Fund (however, actual expenses for the fiscal year ended December 31, 2002 were 1.18%). After December 31, 2006, Pioneer is not obligated to maintain an expense limitation but may voluntarily agree to continue such arrangement. Because Pioneer estimates that Pioneer Papp Strategic Growth Fund's per share annual operating expenses for the coming fiscal year will be 1.49% (before waiver of fees or reimbursement of expenses) for Class A shares, it is expected that the expense limitation agreement for Pioneer Papp Strategic Growth Fund will be triggered and that the net expense ratio for Class A shares of Pioneer Papp Strategic Growth
Fund will be slightly higher than the net expense ratio for the shares of your Fund. The directors believe that the benefits associated with becoming a shareholder of the Pioneer Papp Strategic Growth Fund outweigh the slight increase in the expense ratio which Papp America-Abroad Fund stockholders would bear.


     Fifth, Pioneer and its affiliates have greater potential for increasing the size of the Fund due to Pioneer's experience in distributing mutual funds through a broader range of distribution channels than currently available to your Fund. Over the long-term, if this potential for a larger asset base is realized, it is expected to increase the portfolio management options available to the Fund.


     Sixth, the Class A shares of Pioneer Papp Strategic Growth Fund received in the reorganization will provide your Fund's stockholders with exposure to substantially the same investment product as they currently have.

     The boards of both funds considered that Pioneer will pay all of the expenses of the Fund and Pioneer Papp Strategic Growth Fund associated with the preparation, printing and mailing of any shareholder communications, including this joint proxy statement and prospectus, and any filings with the SEC and other governmental agencies in connection with the reorganization.

     The boards of both funds also considered that Pioneer has agreed with Papp that for a period of at least three years after the consummation of the reorganization, Pioneer will use commercially reasonable efforts to assure that at least 75% of the Pioneer Funds' board of trustees are not "interested persons" (as defined in the Investment Company Act) of Pioneer or Papp; however, the nomination and election of the members of the board of trustees of the Pioneer Funds is determined by the board of trustees of the Pioneer Funds or their shareholders. Pioneer has also agreed with Papp that for two years after the consummation of the reorganization, Pioneer will use commercially reasonable efforts not to impose an unfair burden on Pioneer Papp Strategic Growth Fund in connection with the reorganization.

     The boards of both funds considered that each fund's investment adviser, as well as Pioneer Papp Strategic Growth Fund's principal distributor, will benefit from the reorganization. Because Pioneer Papp Strategic Growth Fund will be the accounting successor to your Fund and will assume your Fund's performance record, Pioneer expects to be able to increase Pioneer Papp Strategic Growth Fund's assets at a faster rate than would otherwise be possible if it began offering a fund with a similar objective and no historical performance record. Such a growth in asset size benefits Pioneer by increasing its management fees and accelerating the point at which management of the fund is profitable to Pioneer. As subadviser to Pioneer Papp Strategic Growth
Fund, Papp would similarly benefit from increased assets because it would receive greater subadvisory fees. Moreover, as discussed below under "Certain Agreements between Pioneer and Papp," Papp will receive economic benefits from Pioneer if the reorganization is completed.

     The board of trustees of Pioneer Papp Strategic Growth Fund also considered that the reorganization presents an excellent opportunity for the Pioneer Papp Strategic Growth Fund to acquire substantial investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to Pioneer Papp Strategic Growth Fund and its shareholders.


Certain Agreements between Pioneer and Papp


     In connection with the reorganization, Pioneer and Papp have entered into an agreement dated as of September 18, 2003 (the "Transfer Agreement"), which provides, among other things, that (i) Pioneer shall make a payment to Papp upon the closing of the reorganizations of the funds, (ii) Papp shall enter into and perform its obligations under a subadvisory agreement with Pioneer (the "Pioneer Papp Strategic Growth Fund Sub-Advisory Agreement," or, the "Sub-Advisory Agreement") to serve as subadviser of Pioneer Papp Strategic Growth Fund, (iii) Pioneer guarantees a minimum aggregate amount of subadvisory fees received from the Pioneer Funds during the initial three year period, (iv) Pioneer shall pay Papp a termination fee if within five years of the closing of the reorganization Pioneer terminates the Sub-Advisory Agreement with Papp without cause and (v) Papp will be subject to certain non-competition provisions. The termination fee will not be triggered if the Sub-Advisory Agreement is terminated by Pioneer Papp Strategic Growth Fund or its shareholders with or without cause. The terms of the Sub-Advisory Agreement with Papp are discussed under "Material Provisions of the Management Agreements and the Sub-Advisory Agreements."


Tax Status of the Reorganization


     The reorganization is not intended to result in income, gain or loss for United States federal income tax purposes and will not take place unless both funds receive a satisfactory opinion from Hale and Dorr LLP, counsel to Pioneer Papp Strategic Growth Fund, substantially to the effect that the reorganization described above will be a "reorganization" within the meaning of
Section 368(a) of the Code.

     As a result, for federal income tax purposes:


     o No gain or loss will be recognized by your Fund upon (1) the transfer of all of its assets to Pioneer Papp Strategic Growth Fund as described above or (2) the distribution by your Fund of Pioneer Papp Strategic Growth Fund shares to your Fund's stockholders;

     o No gain or loss will be recognized by Pioneer Papp Strategic Growth Fund upon the receipt of your Fund's assets solely in exchange for the issuance of Pioneer Papp Strategic Growth Fund shares to your Fund and the assumption of your Fund's liabilities by Pioneer Papp Strategic Growth Fund;

     o The basis of the assets of your Fund acquired by Pioneer Papp Strategic Growth Fund will be the same as the basis of those assets in the hands of your Fund immediately before the transfer;

     o The tax holding period of the assets of your Fund in the hands of Pioneer Papp Strategic Growth Fund will include your Fund's tax holding period for those assets;

     o You will not recognize gain or loss upon the exchange of your shares of your Fund solely for Pioneer Papp Strategic Growth Fund shares as part of the reorganization;

     o The basis of Pioneer Papp Strategic Growth Fund shares received by you in the reorganization will be the same as the basis of your shares of your Fund surrendered in exchange; and

     o The tax holding period of Pioneer Papp Strategic Growth Fund shares you receive will include the tax holding period of the shares of your Fund surrendered in the exchange, provided that the shares of your Fund were held as capital assets on the date of the exchange.

     In rendering such opinions, counsel shall rely upon, among other things, reasonable assumptions as well as representations of your Fund and Pioneer Papp Strategic Growth Fund.


     No tax ruling has been or will be received from the Internal Revenue Service ("IRS") in connection with the reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

     You should consult your tax adviser for the particular tax consequences to you of the transaction, including the applicability of any state, local or foreign tax laws.

Additional Terms of Agreement and Plan of Reorganization


     Conditions to Closing the Reorganization. The obligation of your Fund to consummate the reorganization is subject to the satisfaction of certain conditions, including the execution by Papp and Pioneer of investment subadvisory agreements whereby Papp would serve as subadviser to each Pioneer Fund, the performance by Pioneer Papp Strategic Growth Fund of all its obligations under the Agreement and Plan of Reorganization and the receipt of all consents, orders and permits necessary to consummate the reorganization (see Sections 6 and 8 of the Agreement and Plan of Reorganization, attached as Exhibit A).

     The obligation of Pioneer Papp Strategic Growth Fund to consummate the reorganization is subject to the satisfaction of certain conditions, including your Fund's performance of all of its obligations under the Agreement and Plan of Reorganization, the receipt of certain documents and financial statements from your Fund and the receipt of all consents, orders and permits necessary to consummate the reorganization (see Sections 7 and 8 of the Agreement and Plan of Reorganization, attached as Exhibit A).

     The obligations of both funds are subject to the approval of the Agreement and Plan of Reorganization by the necessary vote of the outstanding shares of your Fund, in accordance with the provisions of your Fund's charter and by-laws. The funds' obligations are also subject to the receipt of a favorable opinion of Hale and Dorr LLP as to the federal income tax consequences of the reorganization (see Section 8 of the Agreement and Plan of Reorganization, attached as Exhibit A).


     Termination of Agreement. The board of either your Fund or Pioneer Papp Strategic Growth Fund may terminate the Agreement and Plan of Reorganization (even if the stockholders of your Fund have already approved it) at any time before the reorganization date, if that board believes in good faith that proceeding with the reorganization would no longer be in the best interests of shareholders.

     Expenses of the Reorganization. Pioneer will pay all of the expenses of your Fund and Pioneer Papp Strategic Growth Fund associated with the preparation, printing and mailing of any shareholder communications, including this joint proxy statement and prospectus, and any filings with the SEC and other governmental agencies in connection with the reorganization.

                                CAPITALIZATION


     The following table sets forth the capitalization of each fund as of December 31, 2003, and the pro forma combined capitalization of both funds as if the reorganization had occurred on that date. This table reflects the pro forma ratios of one Class A share of Pioneer Papp Strategic Growth Fund being issued for each share of your Fund. The exchange ratio will remain 1:1 on the closing date of the reorganization.


                               December 31, 2003


                                                                                      Pioneer
                                                                Pioneer                 Papp
                                            Papp                 Papp            Strategic Growth
                                       America-Abroad     Strategic Growth            Fund
                                            Fund                 Fund                Pro Forma
                                      ----------------   --------------------   -------------------
Net Assets ........................   $59 million                 N/A           $59 million
Net Asset Value Per Share .........         19.85                 N/A                 19.85
Shares Outstanding ................     2,972,534                 N/A             2,972,534



     It is impossible to predict how many shares of Pioneer Papp Strategic Growth Fund will actually be received and distributed by your Fund on the reorganization date. The table should not be relied upon to determine the amount of Pioneer Papp Strategic Growth Fund's shares that will actually be received and distributed.


                     BOARDS' EVALUATION AND RECOMMENDATION


     For the reasons described above, the board of directors of your Fund, including the directors who are not "interested persons" of your Fund or Papp ("independent directors"), approved the reorganization. In particular, the board of directors determined that the reorganization is in the best interests of your Fund. Similarly, the board of trustees of Pioneer Papp Stratgic
Growth Fund, including its independent trustees, approved the reorganization. They also determined that the reorganization is in the best interests of Pioneer Papp Strategic Growth Fund.


     The directors of your Fund recommend that the stockholders of your Fund vote FOR the proposal to approve the Agreement and Plan of Reorganization.

                                  PROPOSAL 3


           Approval of Agreement and Plan of Reorganization between Papp America-Pacific Rim Fund, Inc. (as defined above, "Papp America-Pacific
                                Rim Fund") and
Pioneer Papp America-Pacific Rim Fund (as defined above, "Pioneer Papp
                          America-Pacific Rim Fund")

                                    SUMMARY

     The following is a summary of more complete information appearing later in this proxy statement and prospectus or incorporated herein. You should read carefully the entire proxy statement, including the Agreement and Plan of Reorganization attached as Exhibit A because they contain details that are not in the summary.

Comparison of Papp America-Pacific Rim Fund to the Pioneer Papp America-Pacific
                                   Rim Fund


-----------------------------------------------------------------------------------------------------------------------------------
                                      Papp America-Pacific Rim Fund                 Pioneer Papp America-Pacific Rim Fund
-----------------------------------------------------------------------------------------------------------------------------------
 Business                  A diversified open-end investment management       A newly organized diversified series of Pioneer
                           company organized as a Maryland corporation.       Series Trust II, an open-end investment
                                                                              management company organized as a
                                                                              Delaware statutory trust.
-----------------------------------------------------------------------------------------------------------------------------------
 Net assets as of          $12.2 million                                      None. The Pioneer Papp America-Pacific Rim
 December 31, 2003                                                            Fund is newly organized and does not expect
                                                                              to commence investment operations until after
                                                                              reorganization occurs.
-----------------------------------------------------------------------------------------------------------------------------------
 Investment advisers and   Investment adviser:                                Investment adviser
 portfolio managers        L. Roy Papp & Associates, LLP (as defined          Pioneer Investment Management, Inc. (as
                           above, "Papp")                                     defined above, "Pioneer")

                           Portfolio Managers:                                Investment subadviser:
                           L. Roy Papp, Chairman and Director (since          Papp
                           1989) of Papp; Rosellen C. Papp, Chief
                           Financial Adviser, Vice President, Treasurer and   Portfolio Managers:
                           Director (since 1989) of Papp.                     L. Roy Papp, Chairman and Director (since
                                                                              1989) of Papp; Rosellen C. Papp, Chief
                                                                              Financial Adviser, Vice President, Treasurer
                                                                              and Director (since 1989) of Papp.

                                                                              Pioneer retains the ultimate responsibility to
                                                                              oversee the subadviser and may, subject only
                                                                              to the approval of the board of trustees of the
                                                                              Pioneer Funds, hire, terminate and replace the
                                                                              subadviser without shareholder approval.
                                                                              Pioneer has no current intention to replace
                                                                              Papp as subadviser for Pioneer Papp America-
                                                                              Pacific Rim Fund.
-----------------------------------------------------------------------------------------------------------------------------------
 Investment objective      Each fund seeks long-term capital growth. The investment objective of each fund is fundamental and cannot be changed without shareholder approval.
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                                     Papp America-Pacific Rim Fund                Pioneer Papp America-Pacific Rim Fund
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 Primary investments       Equity securities, with an emphasis on issuers that have substantial sales to, or receive significant income from, countries within the Pacific Rim (i.e., countries bordering the Pacific
                           Ocean, including the U.S.). Each fund may invest a portion of its assets in equity securities of foreign companies which are traded in U.S. markets.
                           --------------------------------------------------------------------------------------------------------
                           Under normal market conditions, at least 80%     Under normal market conditions, at least
                           of net assets in common stocks.                  80% of assets in equity securities (including
                                                                            common stocks, convertible debt and other
                                                                            equity instruments, such as depositary
                                                                            receipts, warrants, rights and preferred stocks)
                                                                            of issuers which meet one of the following
                                                                            criteria:

                                                                            o 50% or more of the issuer's earnings or
                                                                              sales are attributed to, or assets are situated
                                                                              in, Pacific Rim countries (including the U.S.
                                                                              and other countries bordering the Pacific
                                                                              Ocean, such as China and Indonesia)

                                                                            o 50% or more of the issuer's earnings or
                                                                              sales are attributed to, or assets are situated
                                                                              in, Pacific Rim countries other than the U.S.
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 Investment strategies     Each fund uses a "growth" style of management and seeks to invest in issuers with above average potential for earnings growth. Papp evaluates an issuer's prospects for capital appreciation by considering, among other factors, growth over extended periods of time, profitability created through operating efficiency rather than financial leverage, and whether cash flows confirm the sustainability of growth.

                           Papp follows a "buy and hold" strategy. Once a security is purchased, the fund ordinarily retains an investment so long as it continues to believe that the security's prospects for appreciation continue to be favorable and that the security is not overvalued in the marketplace. Papp does not attempt to time the market.
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 Other investments         The Fund may invest up to 20% of its assets      The fund may invest up to 20% of its assets
                           in common stocks generally. The Fund may         in debt securities of U.S. or non-U.S.
                           invest in U.S. companies that, in Papp's         corporate and government issuers. The fund
                           opinion, will soon satisfy the Fund's primary    generally acquires debt securities that are
                           investment criteria.                             rated investment grade, but may invest up to
                                                                            5% of its net assets in below investment
                                                                            grade debt securities.
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 Temporary defensive       Papp America-Pacific Rim Fund may hold           Pioneer Papp America-Pacific Rim Fund may
 strategies                cash or invest up to 100% of its assets in       invest up to 100% of its assets in securities
                           high-quality short-term government or            with remaining maturities of less than one
                           corporate obligations.                           year, cash equivalents or may hold cash.
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 Diversification           Each fund is diversified for the purpose of the Investment Company Act of 1940 (the
                           "Investment Company Act"), and each fund is subject to diversification requirements under the
                           Internal Revenue Code of 1986 (the "Code").
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 Industry concentration    Each fund may not invest more than 25% of its assets in any one industry.
-----------------------------------------------------------------------------------------------------------------------------------
 Restricted and illiquid   Papp America-Pacific Rim Fund may not invest     Pioneer Papp America-Pacific Rim Fund may
 securities                more than 5% of its assets in securities which   not invest more than 15% of its net assets in
                           are not readily marketable.                      securities which are illiquid and other
                                                                            securities which are not readily marketable.
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                                        Papp America-Pacific Rim Fund                 Pioneer Papp America-Pacific Rim Fund
-----------------------------------------------------------------------------------------------------------------------------------
 Borrowing                   Papp America-Pacific Rim Fund may not              Pioneer Papp America-Pacific Rim Fund may
                             borrow money except from banks for                 not borrow money, except on a temporary
                             temporary or emergency purposes in amounts         basis and to the extent permitted by applicable
                             not exceeding 10% of the value of the Fund's       law, as amended and interpreted or modified
                             assets at the time of borrowing. The Fund may      from time to time by any regulatory authority
                             not purchase securities when borrowings            having jurisdiction. Under current regulatory
                             exceed 5% of its assets.                           requirements, the fund may: (a) borrow from
                                                                                banks or through reverse repurchase
                                                                                agreements in an amount up to 33-1/3% of the
                                                                                fund's total assets (including the amount
                                                                                borrowed); (b) borrow up to an additional 5%
                                                                                of the fund's assets for temporary purposes;
                                                                                (c) obtain such short-term credits as are
                                                                                necessary for the clearance of portfolio
                                                                                transactions; (d) purchase securities on
                                                                                margin to the extent permitted by applicable
                                                                                law; and (e) engage in transactions in
                                                                                mortgage dollar rolls that are accounted for
                                                                                as financings.
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 Lending                     Papp America-Pacific Rim Fund may not make         Pioneer Papp America-Pacific Rim Fund may
                             loans (but the Fund may invest in debt             lend portfolio securities with a value that may
                             securities subject to the 5% limitation on         not exceed 33-1/3% of the value of its assets.
                             purchasing securities when borrowings exceed
                             5% of assets).
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 Derivative instruments      Papp America-Pacific Rim Fund may not utilize      Pioneer Papp America-Pacific Rim Fund may
                             derivative instruments, such as options, futures   use futures and options on securities, indices
                             and options on futures.                            [and currencies,] forward currency exchange
                                                                                contracts and other derivatives. The fund does
                                                                                not use derivatives as a primary investment
                                                                                technique and generally limits their use to
                                                                                hedging. However, the fund may use
                                                                                derivatives for a variety of non-principal
                                                                                purposes, including:
                                                                                o As a hedge against adverse changes in
                                                                                  stock market prices, interest rates or
                                                                                  currency exchange rates
                                                                                o As a substitute for purchasing or selling
                                                                                  securities
                                                                                o To increase the fund's return as a non-
                                                                                  hedging strategy that may be considered
                                                                                  speculative
-----------------------------------------------------------------------------------------------------------------------------------
 Other investment            As described above, the funds have substantially similar principal investment strategies and
 policies and restrictions   policies. Certain of the non-principal investment policies and restrictions are different. For a more complete discussion of each fund's other investment policies and fundamental and non-
                             fundamental investment restrictions, see the SAI.
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                                       Papp America-Pacific Rim Fund                 Pioneer Papp America-Pacific Rim Fund
-----------------------------------------------------------------------------------------------------------------------------------
                                                           Buying, Selling and Exchanging Shares
-----------------------------------------------------------------------------------------------------------------------------------
 Sales charges              Shares are offered with no sales charges.           The Class A Shares of Pioneer Papp
                                                                                America-Pacific Rim Fund you receive in
                                                                                the reorganization will not be subject to any
                                                                                sales charge. Moreover, if you own shares in
                                                                                your own name as of the closing of the
                                                                                reorganization (i.e., not in the name of a
                                                                                broker) and maintain your account, you may
                                                                                purchase additional Class A shares of Pioneer
                                                                                Papp America-Pacific Rim Fund through such
                                                                                account in the future without paying any
                                                                                sales charge.

                                                                                Except as described above, Class A shares
                                                                                of Pioneer Papp America-Pacific Rim Fund are
                                                                                subject to a front-end sales charge of up
                                                                                to 5.75%.
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 Management and             Papp America-Pacific Rim Fund pays an               Pioneer Papp America-Pacific Rim Fund will
 other fees                 advisory fee on a monthly basis at an annual        pay Pioneer a management fee equal to
                            rate of 1.00% of the Fund's average daily net       0.75% annually of average daily net assets up
                            assets. In addition, Papp also serves as            to $1 billion and 0.70% annually for average
                            transfer, dividend disbursing and shareholder       daily net assets in excess of $1 billion. In
                            servicing agent for the Fund pursuant to a          addition, the fund reimburses Pioneer for
                            separate agreement. Papp receives from the          certain fund accounting and legal expenses
                            Fund a monthly fee of $0.75 for each Fund           incurred on behalf of the fund and pays a
                            shareholder account, $0.50 for each dividend        separate shareholder servicing/transfer agency
                            paid on a shareholder account, and $1.00 for        fee to Pioneer Investment Management
                            each purchase (other than by reinvestment,          Shareholder Services, Inc. (as defined above
                            transfer or redemption) of Fund shares.             "PIMSS"), an affiliate of Pioneer.

                            Papp has agreed to limit certain of the Fund's      Pioneer pays the fee of Papp as the sub-
                            ordinary operating expenses to 1.25% of its         adviser to the Pioneer Papp America-Pacific
                            average daily net assets for any fiscal year. For   Rim Fund.
                            the fiscal year ended December 31, 2002, the
                            Fund's total annual operating expenses, without     Until December 31, 2006, Pioneer has agreed
                            giving effect to such limitation, were 1.52%        to limit Pioneer Papp America-Pacific Rim
                            per share.                                          Fund's ordinary operating expenses per Class
                                                                                A share to 1.25% of average daily net assets.
                                                                                For the coming fiscal year, Pioneer estimates
                                                                                that Pioneer Papp America-Pacific Rim Fund's
                                                                                annual operating expenses will be 1.40% per
                                                                                share (before waiver of fees or reimbursement
                                                                                of expenses) for Class A shares.
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 Distribution and service   Shares of the Fund are not subject to a             Class A Shares are subject to a 12b-1 fee
 (12b-1) fee                12b-1 fee.                                          equal to 0.25% annually of average daily
                                                                                net assets.
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                                 Papp America-Pacific Rim Fund                 Pioneer Papp America-Pacific Rim Fund
-----------------------------------------------------------------------------------------------------------------------------------
 Buying shares        You may buy shares directly through Papp           Subject to sales charges except as noted
                      America-Pacific Rim Fund's transfer agent by       above (see "sales charges"), you may buy
                      writing to the Papp Funds. You may also buy        shares from any investment firm that has a
                      shares through other financial intermediaries      sales agreement with Pioneer Funds
                      as described in the Fund's prospectus. Shares      Distributor, Inc., Pioneer Papp America-Pacific
                      may not be purchased by telephone or online        Rim Fund's distributor (as defined above
                      directly from the Papp Funds.                      "PFD"). Existing shareholders of Papp
                                                                         America-Pacific Rim Fund who own shares
                                                                         in their own name as of the closing date of
                                                                         the reorganization and who maintain their
                                                                         accounts may buy shares of Pioneer Papp
                                                                         America-Pacific Rim Fund through such
                                                                         accounts in the future without paying sales
                                                                         charges, but subject to the Class A 12b-1 fee.

                                                                         Pioneer Papp America-Pacific Rim Fund also
                                                                         offers several other classes of shares which
                                                                         are subject to different sales charges and
                                                                         12b-1 fees than Class A shares, as well as
                                                                         a class of shares for institutional investors
                                                                         without any sales charges or 12b-1 fees.

                                                                         If the account is established in the
                                                                         shareholder's own name, shareholders may
                                                                         also purchase additional shares of Pioneer
                                                                         America-Pacific Rim Fund by telephone
                                                                         or online.
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 Exchange privilege   You may exchange shares of Papp America-           You may exchange shares of Pioneer Papp
                      Pacific Rim Fund without incurring an              America-Pacific Rim Fund without incurring
                      exchange fee with the other four Funds in the      any fee on the exchange with the more than
                      Papp family of funds.                              20 other Pioneer Funds. An exchange
                                                                         generally is treated as a sale and a new
                      Exchange orders must be sent to the Fund           purchase of shares for federal income tax
                      either directly in writing or through a financial  purposes.
                      intermediary. Telephone and online exchange
                      privileges are not available from the Papp         If the account is established in the
                      Funds directly.                                    shareholder's own name, shareholders may
                                                                         also exchange shares of Pioneer America-
                                                                         Pacific Rim Fund by telephone or online.
-----------------------------------------------------------------------------------------------------------------------------------
 Selling Shares       Your shares will be sold at net asset value per share next calculated after the fund receives your request in good order.
                      -------------------------------------------------------------------------------------------------------------
                      You may sell your shares by contacting the         Normally, your investment firm will send your
                      Fund directly in writing or by contacting a        request to sell shares to PIMSS. You can
                      financial intermediary as described in the         also sell your shares by contacting the fund
                      fund's prospectus.                                 directly if your account is registered in
                                                                         your name.
                      Telephone and online redemption privileges are
                      not available from the Papp Funds directly.        If the account is established in the
                                                                         shareholder's own name, shareholders may
                                                                         also redeem shares of Pioneer America-Pacific
                                                                         Rim Fund by telephone or online.
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Comparison of Principal Risks of Investing in the Funds

     Because each fund has substantially the same portfolio management team and a substantially similar investment objective, policies and strategies, the funds are subject to the same principal risks. You could lose money on your investment in the fund or not make as much as if you invested elsewhere if:

     o The stock market goes down (this risk may be greater in the short term);

     o Growth stocks fall out of favor with investors;


     o The fund's investments do not have the growth potential originally expected; or


     o Securities of foreign issuers fall out of favor with investors.

     Investing in issuers that have substantial international activities may involve unique risks. These risks may include:

     o Adverse effect of currency exchange rates or controls;


     o The issuer may be affected by economic growth rates abroad as well as in the United States;


     o Economic, political or social developments may adversely affect the issuer's products or services abroad;

     o Potential trade disputes or restrictions between the U.S. and the markets to which the issuer exports its goods or services; and

     o Possible seizure, nationalization or expropriation of the issuer's assets abroad.

     To the extent the fund invests directly in foreign companies, the fund may be subject to the following risks which are in addition to the risks described above for investing in U.S. issuers with substantial international activities:

     o There is political, economic or social instability in foreign countries of companies in which the fund invests;

     o Less information about foreign issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices; and

     o Withholding or foreign taxes may decrease the fund's returns.

     The fund's emphasis on issuers with significant earnings, sales or assets in Pacific Rim countries outside the U.S. makes the fund more vulnerable to potential adverse economic or market developments affecting that region than would be the case for a fund investing in companies with broader geographic diversification of their businesses.

     The fund may invest in fewer than 40 securities and, as a result, the fund's performance may be more volatile than the performance of funds holding more securities.


     An investment in Pioneer Papp America-Pacific Rim Fund may, however, involve greater risk than an investment in Papp America-Pacific Rim Fund because Pioneer Papp America-Pacific Rim Fund has greater flexibility in its non-principal investment policies to invest in certain types of securities and instruments which may subject the portfolio to greater risk of loss. Unlike Papp America-Pacific Rim Fund, Pioneer Papp America-Pacific Rim Fund may invest up to 20% of its assets in debt securities of U.S. and non-U.S. issuers, including up to 5% of its net assets in below investment grade debt securities. Pioneer Papp America-Pacific Rim Fund may also invest in derivative instruments, which Papp America-Pacific Rim Fund is not permitted to do. Pioneer Papp America-Pacific Rim Fund may also invest a greater percentage of its assets in illiquid securities and may lend portfolio securities representing a greater percentage of its portfolio than can Papp America-Pacific Rim Fund. Papp, as subadviser to Pioneer Papp America-Pacific Rim Fund, intends to manage Pioneer Papp America Pacific Rim Fund in substantially the same manner as Papp America-Pacific Rim Fund and has no current intention to utilize the greater flexibility afforded by Pioneer Papp America-Pacific Rim Fund's investment policies.


     Investments in the funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in either fund.

Other Consequences of the Reorganization

     The Papp America-Pacific Rim Fund and Pioneer Papp America-Pacific Rim Fund each pay monthly management fees equal to the following annual percentages of average daily net assets:


----------------------------------------------------------------------------------------
 Papp America-Pacific Rim Fund             Pioneer Papp America-Pacific Rim Fund
         Management Fee                                Management Fee
----------------------------------------------------------------------------------------
    1.00%                         0.75% -- for average daily net assets up to $1 billion
                                  0.70% -- for average daily net assets over $1 billion
----------------------------------------------------------------------------------------

     The annual management fee rate payable by Pioneer Papp America-Pacific Rim Fund (without giving effect to expense limitations) is less than the rate paid by your Fund. However, Class A shares of Pioneer Papp America-Pacific Rim Fund are subject to a 12b-1 fee. At current asset levels, the combined management fee and 12b-1 fee for Class A shares of Pioneer Papp America-Pacific Rim Fund is equal to Papp America-Pacific Rim Fund's management fee alone.

     In addition to the management fee, your Fund pays a monthly transfer agent, dividend disbursing and shareholder servicing agent fee to Papp of $0.75 for each Fund shareholder account, $0.50 for each dividend paid on a shareholder account, and $1.00 for each purchase (other than by reinvestment, transfer or redemption) of Fund shares. Pioneer will provide certain accounting and legal services under a separate administration agreement for approximately 0.02% of average daily net assets. PIMSS will provide shareholder servicing and transfer agency services to Pioneer Papp America-Pacific Rim Fund under a separate shareholder servicing/transfer agency agreement at an annual fee of $26.60 for each Class A shareholder account. PIMSS will also be reimbursed for its cash out-of-pocket expenditures. Pioneer, and not Pioneer Papp America-Pacific Rim Fund, will pay Papp a subadvisory fee.

     For its fiscal year ended December 31, 2002, your Fund's per share operating expenses were 1.52% of average daily net assets (before reimbursement of fees or expenses). Papp does not anticipate that your Fund's per share operating expenses as a percentage of average daily net assets for the fiscal year ended December 31, 2003 will be significantly different. Papp has agreed to reimburse the Fund to the extent the Fund's total operating expenses (excluding taxes, interest, and extraordinary litigation expenses) during any fiscal year exceed 1.25% of its average daily net asset value in such year. This expense reimbursement cannot be changed without stockholder approval.

     Similarly, with regard to Pioneer Papp America-Pacific Rim Fund, Pioneer has agreed to limit, until December 31, 2006, Class A expenses (other than extraordinary expenses) to 1.25% of the average daily net assets attributable to Class A shares by not imposing all or a portion of its management fee and, if necessary, limiting other ordinary operating expenses of the fund. Pioneer may subsequently recover reimbursed expenses within three years of being incurred from the fund if the expense ratio of the Class A shares is less than the expense limitation of the Class A shares. The annual expense ratio for Class A shares of Pioneer Papp America-Pacific Rim Fund will thus be the same as the annual expense ratio for the shares of your Fund after taking into account the expense limitation for each fund and Pioneer Papp America-Pacific Rim Fund's Class A 12b-1 fees. Pioneer estimates that Pioneer Papp America-Pacific Rim Fund's per share annual operating expenses for the coming fiscal year will be 1.40% (before waiver of fees or reimbursement of expenses) for Class A shares which is lower than the annual operating expense ratio for Papp America-Pacific Rim Fund of 1.52% (before waiver of fees or reimbursement of expenses) for the fiscal year ended December 31, 2002.

     Performance information for Pioneer Papp America-Pacific Rim Fund is not presented because the fund has not yet commenced operations. As accounting successor to your Fund, Pioneer Papp America-Pacific Rim Fund will assume your Fund's historical performance after the reorganization.

     Set forth below is performance information for your Fund. The following performance information indicates some of the risks of investing in your Fund. The bar chart shows how your Fund's total return has varied from year to year. The table shows your Fund's average annual total return (before and after taxes) over time compared with a broad-based market index. Past performance before and after taxes does not indicate future results.

                          Calendar Year Total Returns*

[THE FOLLOWING DATA REPRESENTS A BAR CHART IN THE PRINTED MATERIAL]

'98     28.68
'99     24.86
'00      0.9
'01    -13.94
'02    -20.18
'03     28.19





* During the period shown in the bar chart, your Fund's highest quarterly return was 26.89% for the quarter ended December 31, 1998 and the lowest quarterly return was -17.54% for the quarter ended September 30, 2002.

             Average Annual Total Returns as of December 31, 2003


-------------------------------------------------------------------------------------------------
                                                                                       Since
                                                             1 Year      5 Years     Inception(1)
-------------------------------------------------------------------------------------------------
 Papp America-Pacific Rim Fund
  Return Before Taxes                                         28.19%       2.10%        8.39%
  Return After Taxes on Distributions(2)                      28.19%       1.76%        8.12%
  Return After Taxes on Distributions and
   Sale of Fund Shares(2)                                     18.32%       1.77%        7.33%
-------------------------------------------------------------------------------------------------
 Morgan Stanley World Index(3)
  (reflects no deduction for fees, expenses or taxes)         30.81%      -1.85%        3.79%
-------------------------------------------------------------------------------------------------



(1) The fund commenced operations on March 14, 1997.


(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRA accounts, or to investors that are tax-exempt.

(3) The Morgan Stanley World Index is an unmanaged market-weighted index that includes 50% foreign companies and 50% U.S. companies.

The Funds' Fees and Expenses


     Shareholders of both funds pay various fees and expenses, either directly or indirectly. The table below discusses the fees and expenses that you would pay if you were to buy and hold shares of each fund. The expenses in the table appearing below are based on (i) for your Fund, the expenses of your Fund for its fiscal year ended December 31, 2002 and (ii) for the Pioneer Papp America-Pacific Rim Fund, the estimated annual expenses of the Pioneer Papp America-Pacific Rim Fund. The Pioneer Papp America-Pacific Rim Fund's actual expenses may be greater or less.

                                                                                                                  Pioneer
                                                                                                                   Papp
                                                                                                  Papp        America-Pacific
                                                                                            America-Pacific      Rim Fund
                                                                                                Rim Fund          Class A
Shareholder transaction fees (paid directly from your investment)                          ----------------- ----------------
Maximum sales charge (load) when you buy shares as a percentage of offering price ........        none              5.75%(1)
Maximum deferred sales charge (load) as a % of purchase price or the amount you receive
when you sell shares, whichever is less ..................................................        none               none(2)
Annual fund operating expenses (deducted from fund assets)
 (as a % of average net assets)
Management fee ...........................................................................        1.00%              0.75%
Distribution and service (12b-1) fee .....................................................        none               0.25%
Other expenses ...........................................................................        0.52%              0.40%
Total fund operating expenses ............................................................        1.52%              1.40%
Expense reduction(3)......................................................................       (0.27)%            (0.15%)
Net fund operating expenses ..............................................................        1.25%              1.25%

----------

(1) As described above, this sales charge does not apply to shares received in the reorganization by stockholders of your Fund who become shareholders of record of the Pioneer Papp America-Pacific Rim Fund through the reorganization. In addition, stockholders of your Fund who own shares in their own name as of the closing of the reorganization (i.e., not in the name of a broker or other intermediary) and maintain such account may purchase additional Class A shares of Pioneer Papp America-Pacific Rim Fund through such account in the future without paying this sales charge.


(2) Purchases of $1 million or more and purchases by participants in certain group plans are not subject to an initial sales charge but may be subject to a contingent deferred sales charge of 1%.


(3) As described above, Papp has contractually agreed to reimburse Papp America-Pacific Rim Fund to the extent the Fund's total ordinary operating expenses exceed 1.25% of the Fund's average daily net asset value in a fiscal year. This limitation cannot be changed without shareholder approval. Also as described above, Pioneer has agreed to waive its fees for Pioneer Papp America-Pacific Rim Fund to the extent certain of the fund's total ordinary operating expenses exceed 1.25% of the fund's average daily net asset value in a fiscal year. This expense limitation is contractual through December 31, 2006. Pioneer may subsequently recover reimbursed expenses (within three years of being incurred) from the fund if the expense ratio of the Class A shares is less than the expense limitation of the Class A shares. Each class will reimburse Pioneer no more than the amount by which the class' expenses were reduced.

     The hypothetical example below helps you compare the cost of investing in each fund. It assumes that: (a) you invest $10,000 in each fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, (d) each fund's gross operating expenses remain the same, and (e) the expense limitations are in effect for one year for Papp America-Pacific Rim Fund and three years of Pioneer Papp America-Pacific Rim Fund. The examples are for comparison purposes only and are not a representation of either fund's actual expenses or returns, either past or future.


                 If you sell your shares after holding
                 them for the number of years indicated
                 --------------------------------------
                                         Pioneer
                                          Papp
                         Papp        America-Pacific
                   America-Pacific      Rim Fund
                       Rim Fund      Class A Shares
Example           ----------------- ----------------
Year 1 ..........       $  131           $  695
Year 3 ..........       $  408           $  979
Year 5 ..........       $  706           $1,284
Year 10 .........       $1,553           $2,147

           PROPOSAL TO APPROVE AGREEMENT AND PLAN OF REORGANIZATION

The Reorganization


     o The reorganization is scheduled to occur as of 5:00 p.m., Eastern time, on February 20, 2004, unless your Fund and Pioneer Papp America-Pacific Rim Fund agree in writing to a later date. Your Fund will transfer all of its assets to Pioneer Papp America-Pacific Rim Fund. Pioneer Papp America-Pacific Rim Fund will assume your Fund's liabilities that are included in the calculation of your Fund's net assets at the closing and certain liabilities with respect to your Fund's investment operations that are not required by generally accepted accounting principles to be included in the calculation of net asset value. The net asset value of both funds will be computed as of 4:00 p.m., Eastern time, on the reorganization date.

     o Pioneer Papp America-Pacific Rim Fund will issue to your Fund Class A shares with an aggregate net asset value equal to the net assets attributable to your Fund's shares. These shares will immediately be distributed to your Fund's stockholders in proportion to their holdings of your Fund's shares on the reorganization date. As a result, your Fund's stockholders will end up as Class A shareholders of Pioneer Papp America-Pacific Rim Fund.

     o After the distribution of shares, your Fund will be liquidated and dissolved.


     o The reorganization is not intended to result in income, gain or loss for federal income tax purposes and will not take place unless both funds receive a satisfactory opinion concerning the tax consequences of the reorganization from Hale and Dorr LLP, counsel to Pioneer Papp America-Pacific Rim Fund.

Agreement and Plan of Reorganization

     The stockholders of your Fund are being asked to approve an Agreement and Plan of Reorganization, the form of which is attached as Exhibit A. The description of the Agreement and Plan of Reorganization contained herein is qualified in its entirety by the attached copy.

Reasons for the Proposed Reorganization

     The directors of your Fund believe that the proposed reorganization will be advantageous to the stockholders of your Fund for several reasons. The directors considered the following matters, among others, in approving the proposal.


     First, stockholders of your Fund would become part of a significantly larger family of funds which offers a more diverse array of investment options and enhanced shareholder account options. The Pioneer family of mutual funds offers over 20 funds, including domestic and international equity and fixed income funds and a money market fund, that will be available to your Fund's stockholders through exchanges. Currently, stockholders of your Fund may exchange their shares for shares of the other four Papp Funds. In addition, Pioneer offers shareholders additional options for their accounts, including the ability to transact and exchange shares over the telephone or online and the ability to access account values and transaction history in all of the shareholder's direct accounts in the Pioneer Funds over the telephone or online.

     Second, stockholders of your Fund will enjoy continuity of portfolio management. Because Pioneer will retain Papp to act as subadviser to Pioneer Papp America-Pacific Rim Fund, the portfolio management team of your Fund will be the same portfolio management team for Pioneer Papp America-Pacific Rim Fund. Pioneer will oversee Papp as subadviser to Pioneer Papp America-Pacific Rim Fund in accordance with the terms of the Sub-Advisory Agreement.

     Third, although Papp will manage the assets of Pioneer Papp America-Pacific Rim Fund as its subadviser, Pioneer will be responsible for the overall management of Pioneer Papp America-Pacific Rim Fund's operations, including supervision of compliance with the investment guidelines and regulatory restrictions. Your Fund will benefit from Pioneer's experience and resources in managing investment companies. At September 30, 2003, Pioneer managed over 50 investment companies and accounts with approximately $28 billion in assets. Pioneer is part of the global asset management group of UniCredito Italiano S.p.A., one of the largest banking groups in Italy, providing investment management and financial services to mutual funds, institutional and other clients. As of September 30, 2003, assets under management by UniCredito Italiano S.p.A. were approximately $130 billion worldwide.


     Fourth, until December 31, 2006, Pioneer has agreed to limit the expenses of Class A shares of Pioneer Papp America-Pacific Rim Fund to 1.25% of average daily net assets, which is the same as the percentage expense limitation currently in place for your Fund. After December 31, 2006, Pioneer is not obligated to maintain an expense limitation but may voluntarily agree to continue such arrangement. Because Pioneer estimates that Pioneer Papp America-Pacific Rim Fund's per share annual operating expenses for the coming fiscal year will be 1.40% (before waiver of fees or reimbursement of expenses) for Class A shares, it is expected that the expense limitation agreement for Pioneer Papp America-Pacific Rim Fund will be triggered and that the net expense ratio for Class A shares of Pioneer Papp America-Pacific Rim Fund will be the same as the net expense ratio for the shares of your Fund, although the gross expense ratio for Class A shares of Pioneer Papp America-Pacific Rim Fund would be lower than the gross expense ratio for Papp America-Pacific Rim Fund for the fiscal year ended December 31, 2002. The directors believe that the Papp America Pacific-Rim Fund shareholders would thus be able to experience the benefits of becoming shareholders of Pioneer Papp America-Pacific Rim Growth Fund while bearing the same net expense ratio.


     Fifth, Pioneer and its affiliates have greater potential for increasing the size of the Fund due to Pioneer's experience in distributing mutual funds through a broader range of distribution channels than currently available to your Fund. Over the long-term, if this potential for a larger asset base is realized, it is expected to increase the portfolio management options available to the Fund.

     Sixth, the Class A shares of Pioneer Papp America-Pacific Rim Fund received in the reorganization will provide your Fund's stockholders with exposure to substantially the same investment product as they currently have.

     The boards of both funds considered that Pioneer will pay all of the expenses of the Fund and Pioneer Papp America-Pacific Rim Fund associated with the preparation, printing and mailing of any shareholder communications, including this joint proxy statement and prospectus, and any filings with the SEC and other governmental agencies in connection with the reorganization.

     The boards of both funds also considered that Pioneer has agreed with Papp that for a period of at least three years after the consummation of the reorganization, Pioneer will use commercially reasonable efforts to assure that at least 75% of the Pioneer Funds' board of trustees are not "interested persons" (as defined in the Investment Company Act) of Pioneer or Papp; however, the nomination and election of the members of the board of trustees of the Pioneer Funds is determined by the board of trustees of the Pioneer Funds or their shareholders. Pioneer has also agreed with Papp that for two years after the consummation of the reorganization, Pioneer will use commercially reasonable efforts not to impose an unfair burden on Pioneer Papp America-Pacific Rim Fund in connection with the reorganization.

     The boards of both funds considered that each fund's investment adviser, as well as Pioneer Papp America-Pacific Rim Fund's principal distributor, will benefit from the reorganization. Because Pioneer Papp America-Pacific Rim Fund will be the accounting successor to your Fund and will assume your Fund's performance record, Pioneer expects to be able to increase Pioneer Papp America-Pacific Rim Fund's assets at a faster rate than would otherwise be possible if it began offering a fund with a similar objective and no historical performance record. Such a growth in asset size benefits Pioneer by increasing its management fees and accelerating the point at which management of the fund is profitable to Pioneer. As subadviser to Pioneer Papp America-Pacific Rim Fund, Papp would similarly benefit from increased assets because it would receive greater subadvisory fees. Moreover, as discussed below under "Certain Agreements between Pioneer and Papp," Papp will receive economic benefits from Pioneer if the reorganization is completed.

     The board of trustees of Pioneer Papp America-Pacific Rim Fund also considered that the reorganization presents an excellent opportunity for the Pioneer Papp America-Pacific Rim Fund to acquire substantial investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to Pioneer Papp America-Pacific Rim Fund and its shareholders.

Certain Agreements between Pioneer and Papp


     In connection with the reorganization, Pioneer and Papp have entered into an agreement dated as of September 18, 2003 (the "Transfer Agreement"), which provides, among other things, that (i) Pioneer shall make a payment to Papp upon the closing of the reorganizations of the funds, (ii) Papp shall enter into and perform its obligations under a subadvisory agreement with Pioneer (the "Pioneer Papp America-Pacific Rim Fund Sub-Advisory Agreement," or, the "Sub-Advisory Agreement") to serve as subadviser of Pioneer Papp America-Pacific Rim Fund, (iii) Pioneer guarantees a minimum aggregate amount of subadvisory fees received from the Pioneer Funds during the initial three year period; (iv) Pioneer shall pay Papp a termination fee if within five years of the closing of the reorganization Pioneer terminates the Sub-Advisory Agreement with Papp without cause and (v) Papp will be subject to certain non-competition provisions. The termination fee will not be triggered if the Sub-Advisory Agreement is terminated by Pioneer Papp America-Pacific Rim Fund or its shareholders with or without cause. The terms of the Sub-Advisory Agreement with Papp are discussed under "Material Provisions of the Management Agreements and the Sub-Advisory Agreements."


Tax Status of the Reorganization


     The reorganization is not intended to result in income, gain or loss for United States federal income tax purposes and will not take place unless both funds receive a satisfactory opinion from Hale and Dorr LLP, counsel to Pioneer Papp America-Pacific Rim Fund, substantially to the effect that the reorganization described above will be a "reorganization" within the meaning of
Section 368(a) of the Code.

     As a result, for federal income tax purposes:

     o No gain or loss will be recognized by your Fund upon (1) the transfer of all of its assets to Pioneer Papp America-Pacific Rim Fund as described above or (2) the distribution by your Fund of Pioneer Papp
       America-Pacific Rim Fund shares to your Fund's stockholders;

     o No gain or loss will be recognized by Pioneer Papp America-Pacific Rim Fund upon the receipt of your Fund's assets solely in exchange for the issuance of Pioneer Papp America-Pacific Rim Fund shares to your Fund and the assumption of your Fund's liabilities by Pioneer Papp America-Pacific Rim Fund;

     o The basis of the assets of your Fund acquired by Pioneer Papp America-Pacific Rim Fund will be the same as the basis of those assets in the hands of your Fund immediately before the transfer;

     o The tax holding period of the assets of your Fund in the hands of Pioneer Papp America-Pacific Rim Fund will include your Fund's tax holding period for those assets;

     o You will not recognize gain or loss upon the exchange of your shares of your Fund solely for Pioneer Papp America-Pacific Rim Fund shares as part of the reorganization;

     o The basis of Pioneer Papp America-Pacific Rim Fund shares received by you in the reorganization will be the same as the basis of your shares of your Fund surrendered in exchange; and

     o The tax holding period of Pioneer Papp America-Pacific Rim Fund shares you receive will include the tax holding period of the shares of your Fund surrendered in the exchange, provided that the shares of your Fund were held as capital assets on the date of the exchange.

     In rendering such opinions, counsel shall rely upon, among other things, reasonable assumptions as well as representations of your Fund and Pioneer Papp America-Pacific Rim Fund.

     No tax ruling has been or will be received from the Internal Revenue Service ("IRS") in connection with the reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

     You should consult your tax adviser for the particular tax consequences to you of the transaction, including the applicability of any state, local or foreign tax laws.

Additional Terms of Agreement and Plan of Reorganization


     Conditions to Closing the Reorganization. The obligation of your Fund to consummate the reorganization is subject to the satisfaction of certain conditions, including the execution by Papp and Pioneer of investment subadvisory agreements whereby Papp would serve as subadviser to each Pioneer Fund, the performance by Pioneer Papp America-Pacific Rim Fund of all its obligations under the Agreement and Plan of Reorganization and the receipt of all consents, orders and permits necessary to consummate the reorganization (see Sections 6 and 8 of the Agreement and Plan of Reorganization, attached as Exhibit A).

     The obligation of Pioneer Papp America-Pacific Rim Fund to consummate the reorganization is subject to the satisfaction of certain conditions, including your Fund's performance of all of its obligations under the Agreement and Plan of Reorganization, the receipt of certain documents and financial statements from your Fund and the receipt of all consents, orders and permits necessary to consummate the reorganization (see Sections 7 and 8 of the Agreement and Plan of Reorganization, attached as Exhibit A).

     The obligations of both funds are subject to the approval of the Agreement and Plan of Reorganization by the necessary vote of the outstanding shares of your Fund, in accordance with the provisions of your Fund's charter and by-laws. The funds' obligations are also subject to the receipt of a favorable opinion of Hale and Dorr LLP as to the federal income tax consequences of the reorganization (see Section 8 of the Agreement and Plan of Reorganization, attached as Exhibit A).


     Termination of Agreement. The board of either your Fund or Pioneer Papp America-Pacific Rim Fund may terminate the Agreement and Plan of Reorganization (even if the stockholders of your Fund have already approved it) at any time before the reorganization date, if that board believes in good faith that proceeding with the reorganization would no longer be in the best interests of shareholders.

     Expenses of the Reorganization. Pioneer will pay all of the expenses of your Fund and Pioneer Papp America-Pacific Rim Fund associated with the preparation, printing and mailing of any shareholder communications, including this joint proxy statement and prospectus, and any filings with the SEC and other governmental agencies in connection with the reorganization.

                                CAPITALIZATION

     The following table sets forth the capitalization of each fund as of December 31, 2003, and the pro forma combined capitalization of both funds as if the reorganization had occurred on that date. This table reflects the pro forma ratios of one Class A share of Pioneer Papp America-Pacific Rim Fund being issued for each share of your Fund. The exchange ratio will remain 1:1 on the closing date of the reorganization.

                               December 31, 2003


                                                                                    Pioneer
                                                               Pioneer               Papp
                                             Papp                Papp           America-Pacific
                                       America-Pacific     America-Pacific         Rim Fund
                                           Rim Fund            Rim Fund            Pro Forma
                                      -----------------   -----------------   ------------------
Net Assets ........................     $12.2 million             N/A            $12.2 million
Net Asset Value Per Share .........             15.87             N/A                    15.87
Shares Outstanding ................         1,221,868             N/A                1,221,868


     It is impossible to predict how many shares of Pioneer Papp
America-Pacific Rim Fund will actually be received and distributed by your Fund on the reorganization date. The table should not be relied upon to determine the amount of Pioneer Papp America-Pacific Rim Fund's shares that will actually be received and distributed.

                     BOARDS' EVALUATION AND RECOMMENDATION


     For the reasons described above, the board of directors of your Fund, including the directors who are not "interested persons" of your Fund or Papp ("independent directors"), approved the reorganization. In particular, the board of directors determined that the reorganization is in the best interests of your Fund. Similarly, the board of trustees of Pioneer Papp America-Pacific Rim Fund, including its independent trustees, approved the reorganization. They also determined that the reorganization is in the best interests of Pioneer Papp America-Pacific Rim Fund.

     The directors of your Fund recommend that the stockholders of your Fund vote FOR the proposal to approve the Agreement and Plan of Reorganization.

                                  PROPOSAL 4


          Approval of Agreement and Plan of Reorganization between Papp
           Small & Mid-Cap Growth Fund, Inc. (as defined above, "Papp
        Small-Mid Fund") and Pioneer Papp Mid Cap Growth Fund (as defined above, "Pioneer Papp Small and Mid Fund")

                                    SUMMARY

     The following is a summary of more complete information appearing later in this proxy statement and prospectus or incorporated herein. You should read carefully the entire proxy statement, including the Agreement and Plan of Reorganization attached as Exhibit A because they contain details that are not in the summary.

   Comparison of Papp Small-Mid Fund to the Pioneer Papp Small and Mid Fund


----------------------------------------------------------------------------------------------------------------------------
                                         Papp Small-Mid Fund                        Pioneer Papp Small and Mid Fund
----------------------------------------------------------------------------------------------------------------------------
Business                  A diversified open-end investment management    A newly organized diversified series of Pioneer
                          company organized as a Maryland corporation.    Series Trust II, an open-end investment
                                                                          management company organized as a
                                                                          Delaware statutory trust.
----------------------------------------------------------------------------------------------------------------------------
Net assets as of          $26.2 million                                   None. The Pioneer Papp Small and Mid Fund
December 31, 2003                                                         is newly organized and does not expect to
                                                                          commence investment operations until after
                                                                          the reorganization occurs.
----------------------------------------------------------------------------------------------------------------------------
Investment advisers and   Investment adviser:                             Investment adviser
portfolio managers        L. Roy Papp & Associates, LLP (as defined       Pioneer Investment Management, Inc. (as
                          above, "Papp")                                  defined above, "Pioneer")

                          Portfolio Managers:                             Investment subadviser:
                          L. Roy Papp, Chairman and Director (since       Papp
                          1989) of Papp; Rosellen C. Papp, Chief
                          Financial Adviser, Vice President, Treasurer    Portfolio Managers:
                          and Director (since 1989) of Papp               L. Roy Papp, Chairman and Director (since
                                                                          1989) of Papp; Rosellen C. Papp, Chief
                                                                          Financial Adviser, Vice President, Treasurer
                                                                          and Director (since 1989) of Papp.

                                                                          Pioneer retains the ultimate responsibility to
                                                                          oversee the subadviser and may, subject only
                                                                          to the approval of the board of trustees of the
                                                                          Pioneer Funds, hire, terminate and replace the
                                                                          subadviser without shareholder approval.
                                                                          Pioneer has no current intention to replace
                                                                          Papp as subadviser for Pioneer Papp Small
                                                                          and Mid Fund.
----------------------------------------------------------------------------------------------------------------------------
Investment objective      Each fund seeks long-term capital growth. The investment objective of each fund is fundamental and cannot be changed without shareholder approval.
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                          Papp Small-Mid Fund                         Pioneer Papp Small and Mid Fund
----------------------------------------------------------------------------------------------------------------------------
Primary investments       Equity securities, with an emphasis on small and mid-capitalization issuers. For purposes of each fund's policies, small and mid-capitalization companies are those with market capitalizations which do not exceed the market capitalization of the largest company in the S&P Mid Cap 400 Index.
----------------------------------------------------------------------------------------------------------------------------
                          Under normal market conditions, at least          Under normal market conditions, at least 80%
                          80% of net assets in common stocks that           of assets in equity securities (including
                          are considered to be small and mid-cap at         common stocks, convertible debt and other
                          the time of purchase.                             equity instruments, such as depository
                                                                            receipts, warrants, rights and preferred
                                                                            stocks) of small and mid-capitalization issuers
                                                                            (at the time of purchase).
----------------------------------------------------------------------------------------------------------------------------
Investment strategies     Each fund uses a "growth" style of management and seeks to invest in issuers with above average potential for earnings growth. Papp evaluates an issuer's prospects for capital appreciation by considering, among other factors, growth over extended periods of time, profitability created through operating efficiency rather than financial leverage, and whether cash flows confirm the sustainability of growth.

                          Papp follows a "buy and hold" strategy. Once a security is purchased, the fund ordinarily retains an investment so long as it continues to believe that the security's prospects for appreciation continue to be favorable and that the security is not overvalued in the marketplace. Papp does not attempt to time the market.
----------------------------------------------------------------------------------------------------------------------------
Other investments         Papp Small-Mid Fund may invest a maximum          Pioneer Papp Small and Mid Fund may invest
                          of 20% of its common stock assets in foreign      up to 20% of its assets in equity and debt
                          domiciled companies if they are traded in         securities of non-U.S. corporate issuers and
                          the U.S.                                          debt securities of non-U.S. government
                                                                            issuers. The fund may invest the balance of
                                                                            its assets in debt securities of U.S. corporate
                                                                            and government issuers. The fund generally
                                                                            acquires debt securities that are rated
                                                                            investment grade, but may invest up to 5% of
                                                                            its net assets in below investment grade debt
                                                                            securities.
----------------------------------------------------------------------------------------------------------------------------
Temporary defensive       Papp Small-Mid Fund may hold cash or invest       Pioneer Papp Small and Mid Fund may invest
strategies                up to 100% of its assets in high-quality short-   up to 100% of its assets in securities with
                          term government or corporate obligations.         remaining maturities of less than one year,
                                                                            cash equivalents or may hold cash.
----------------------------------------------------------------------------------------------------------------------------
Diversification           Each fund is diversified for the purpose of the Investment Company Act of 1940 (the
                          "Investment Company Act"), and each fund is subject to diversification requirements under the Internal Revenue Code of 1986 (the "Code").
----------------------------------------------------------------------------------------------------------------------------
Industry concentration    Each fund may not invest more than 25% of its assets in any one industry.
----------------------------------------------------------------------------------------------------------------------------
Restricted and illiquid   Papp Small-Mid Fund may not invest more           Pioneer Papp Small and Mid Fund may not
securities                than 5% of its assets in securities which are     invest more than 15% of its net assets in
                          not readily marketable.                           securities which are illiquid and other
                                                                            securities which are not readily marketable.
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                            Papp Small-Mid Fund                        Pioneer Papp Small and Mid Fund
----------------------------------------------------------------------------------------------------------------------------
Borrowing                   Papp Small-Mid Fund may not borrow money         Pioneer Papp Small and Mid Fund may not
                            except from banks for temporary or emergency     borrow money, except on a temporary basis
                            purposes in amounts not exceeding 10% of         and to the extent permitted by applicable law,
                            the value of the Fund's assets at the time of    as amended and interpreted or modified from
                            borrowing. The Fund may not purchase             time to time by any regulatory authority
                            securities when borrowings exceed 5% of          having jurisdiction. Under current regulatory
                            its assets.                                      requirements, the fund may: (a) borrow
                                                                             from banks or through reverse repurchase
                                                                             agreements in an amount up to 33-1/3% of the
                                                                             fund's total assets (including the amount
                                                                             borrowed); (b) borrow up to an additional 5%
                                                                             of the fund's assets for temporary purposes;
                                                                             (c) obtain such short-term credits as are
                                                                             necessary for the clearance of portfolio
                                                                             transactions; (d) purchase securities on
                                                                             margin to the extent permitted by applicable
                                                                             law; and (e) engage in transactions in
                                                                             mortgage dollar rolls that are accounted for as
                                                                             financings.
----------------------------------------------------------------------------------------------------------------------------
Lending                     Not permitted.                                   Pioneer Papp Small and Mid Fund may lend
                                                                             portfolio securities with a value that may not
                                                                             exceed 33-1/3% of the value of its assets.
----------------------------------------------------------------------------------------------------------------------------
Derivative instruments      Papp Small-Mid Fund may not utilize derivative   Pioneer Papp Small and Mid Fund may use
                            instruments, such as options, futures and        futures and options on securities, indices
                            options on futures.                              and currencies, forward currency exchange
                                                                             contracts and other derivatives. The fund does
                                                                             not use derivatives as a primary investment
                                                                             technique and generally limits their use to
                                                                             hedging. However, the fund may use
                                                                             derivatives for a variety of non-principal
                                                                             purposes, including:
                                                                             o As a hedge against adverse changes in
                                                                               stock market prices, interest rates or
                                                                               currency exchange rates
                                                                             o As a substitute for purchasing or selling
                                                                               securities
                                                                             o To increase the fund's return as a non-
                                                                               hedging strategy that may be considered
                                                                               speculative
----------------------------------------------------------------------------------------------------------------------------
Other investment            As described above, the funds have substantially similar principal investment strategies and
policies and restrictions   policies. Certain of the non-principal investment policies and restrictions are different. For a more complete discussion of each fund's other investment policies and fundamental and non-
                            fundamental investment restrictions, see the SAI.
----------------------------------------------------------------------------------------------------------------------------

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                                            Papp Small-Mid Fund                          Pioneer Papp Small and Mid Fund
---------------------------------------------------------------------------------------------------------------------------------
                                                           Buying, Selling and Exchanging Shares
---------------------------------------------------------------------------------------------------------------------------------
Sales charges              Shares are offered with no sales charges.           The Class A shares of Pioneer Papp Small and
                                                                               Mid Fund you receive in the reorganization will
                                                                               not be subject to any sales charge. Moreover,
                                                                               if you own shares in your own name as of the
                                                                               closing of the reorganization (i.e., not in the
                                                                               name of a broker), you may purchase
                                                                               additional Class A shares of the Pioneer Papp
                                                                               Small and Mid Fund in the future without
                                                                               paying any sales charge.

                                                                               Except as described above, Class A shares of
                                                                               Pioneer Papp Small and Mid Fund are subject
                                                                               to a front-end sales charge of up to 5.75%.
---------------------------------------------------------------------------------------------------------------------------------
Management and             Papp Small-Mid Fund pays an advisory fee on         Pioneer Papp Small and Mid Fund will pay
other fees                 a monthly basis at an annual rate of 1.00% of       Pioneer a management fee equal to 0.85%
                           the Fund's average daily net assets. In addition,   annually of average daily net assets up to $1
                           Papp also serves as transfer, dividend              billion and 0.80% annually for average daily
                           disbursing and shareholder servicing agent for      net assets in excess of $1 billion. In addition,
                           the Fund pursuant to a separate agreement.          the fund reimburses Pioneer for certain fund
                           Papp receives from the Fund a monthly fee of        accounting and legal expenses incurred on
                           $0.75 for each Fund shareholder account,            behalf of the fund and pays a separate
                           $0.50 for each dividend paid on a shareholder       shareholder servicing/transfer agency fee to
                           account, and $1.00 for each purchase (other         Pioneer Investment Management Shareholder
                           than by reinvestment, transfer or redemption)       Services, Inc. (as defined above "PIMSS"), an
                           of Fund shares.                                     affiliate of Pioneer.

                           Papp has agreed to limit certain of the Fund's      Pioneer pays the fee of Papp as the sub-
                           ordinary operating expenses (not including          adviser to the Pioneer Papp Small and
                           taxes, interest and extraordinary litigation        Mid Fund.
                           expenses) to 1.25% of its average daily net
                           assets for any fiscal year. For the fiscal year     Until December 31, 2004, Pioneer has agreed
                           ended December 31, 2002, the Fund's total           to limit Pioneer Papp Small and Mid Fund's
                           annual operating expenses, without giving           ordinary operating expenses per Class A share
                           effect to such limitation, were 1.56% per share.    to 1.25% of average daily net assets. For the
                                                                               coming fiscal year, Pioneer estimates that
                                                                               Pioneer Papp Small and Mid Fund's annual
                                                                               operating expenses will be 1.57% per share
                                                                               (before waiver of fees or reimbursement of
                                                                               expenses) for Class A shares.
---------------------------------------------------------------------------------------------------------------------------------
Distribution and service   Shares of the Fund are not subject to a             Class A shares are subject to a 12b-1 fee
(12b-1) fee                12b-1 fee.                                          equal to 0.25% annually of average daily
                                                                               net assets.
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                      Papp Small-Mid Fund                          Pioneer Papp Small and Mid Fund
---------------------------------------------------------------------------------------------------------------------------------
Buying shares        You may buy shares directly through Papp            Subject to sales charges except as noted
                     Small-Mid Fund's transfer agent by writing to       above (see "sales charges"), you may buy
                     the Papp Funds. You may also buy shares             shares from any investment firm that has
                     through other financial intermediaries as           a sales agreement with Pioneer Funds
                     described in the Fund's prospectus. Shares          Distributor, Inc., Pioneer Papp Small and Mid
                     may not be purchased by telephone or online         Fund's distributor (as defined above "PFD").
                     directly from the Papp Funds.                       Existing shareholders of Papp Small-Mid Fund
                                                                         who own shares in their own name as of the
                                                                         closing date of the reorganization and who
                                                                         maintain their accounts may buy shares of
                                                                         Pioneer Papp Small and Mid Fund through
                                                                         such accounts in the future without paying
                                                                         sales charges, but subject to the Class A
                                                                         12b-1 fee.

                                                                         Pioneer Papp Small and Mid Fund also offers
                                                                         several other classes of shares which are
                                                                         subject to different sales charges and 12b-1
                                                                         fees than Class A shares, as well as a class of
                                                                         shares for institutional investors without any
                                                                         sales charges or 12b-1 fees.

                                                                         If the account is established in the
                                                                         shareholder's own name, shareholders may
                                                                         also purchase additional shares of Pioneer
                                                                         Papp Small and Mid Fund by telephone
                                                                         or online.
---------------------------------------------------------------------------------------------------------------------------------
Exchange privilege   You may exchange shares of Papp Small-Mid           You may exchange shares of Pioneer Papp
                     Fund without incurring an exchange fee with         Small and Mid Fund without incurring any fee
                     the other four Funds in the Papp family of funds.   on the exchange with the more than 20 other
                                                                         Pioneer Funds. An exchange generally is
                     Exchange orders must be sent to the Fund            treated as a sale and a new purchase of
                     either directly in writing or through a financial   shares for federal income tax purposes.
                     intermediary. Telephone and online exchange
                     privileges are not available from the Papp          If the account is established in the
                     Funds directly.                                     shareholder's own name, shareholders may
                                                                         also exchange shares of Pioneer Papp Small
                                                                         and Mid Fund by telephone or online.
---------------------------------------------------------------------------------------------------------------------------------
Selling shares       Your shares will be sold at net asset value per share next calculated after the fund receives your request in good order.
---------------------------------------------------------------------------------------------------------------------------------
                     You may sell your shares by contacting the          Normally, your investment firm will send your
                     Fund directly in writing or by contacting a         request to sell shares to PIMSS. You can
                     financial intermediary as described in the          also sell your shares by contacting the fund
                     fund's prospectus.                                  directly if your account is registered in
                                                                         your name.
                     Telephone and online redemption privileges are
                     not available from the Papp Funds directly.         If the account is established in the
                                                                         shareholder's own name, shareholders may
                                                                         also redeem shares of Pioneer Papp Small
                                                                         and Mid Fund by telephone or online.
---------------------------------------------------------------------------------------------------------------------------------

Comparison of Principal Risks of Investing in the Funds

     Because each fund has substantially the same portfolio management team and a substantially similar investment objective, policies and strategies, the funds are subject to the same principal risks. You could lose money on your investment in the fund or not make as much as if you invested elsewhere if:

     o The stock market goes down (this risk may be greater in the short term)

     o    Small or mid-cap companies fall out of favor with investors

     o The fund's investments do not have the growth potential originally expected

     The fund also has risks associated with investing in small and mid-cap companies. Compared to large companies, small and mid-cap companies, and the market for their equity securities, are likely to:

     o Be more sensitive to changes in the economy, earnings results and investor expectations

     o    Have more limited product lines and capital resources

     o    Experience sharper swings in market values

     o Be harder to sell at the times and prices the subadviser thinks appropriate

     o    Offer greater potential for gain and loss

     The fund may invest in fewer than 40 securities and, as a result, the fund's performance may be more volatile than the performance of funds holding more securities.


     An investment in Pioneer Papp Small and Mid Fund may, however, involve greater risk than an investment in Papp Small-Mid Fund because Pioneer Papp Small and Mid Fund has greater flexibility in its non-principal investment policies to invest in certain types of securities and instruments which may subject the portfolio to greater risk of loss. Unlike Papp Small-Mid Fund, Pioneer Papp Small and Mid Fund may invest up to 20% of its assets in equity and debt securities of non-U.S. issuers, including up to 5% of its net assets in below investment grade debt securities. Pioneer Papp Small and Mid Fund may also invest in derivative instruments, which Papp Small-Mid Fund is not permitted to do. Pioneer Papp Small and Mid Fund may also invest a greater percentage of its assets in illiquid securities and may lend portfolio securities representing a greater percentage of its portfolio than can Papp Small-Mid Fund. Papp, as subadviser to Pioneer Papp Small and Mid Fund, intends to manage Pioneer Papp Small and Mid Fund in substantially the same manner as Papp Small-Mid Fund and has no current intention to utilize the greater flexibility afforded by Pioneer Papp Small-Mid Fund's investment policies.

     Investments in the funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in either fund.

Other Consequences of the Reorganization


     The Papp Small-Mid Fund and Pioneer Papp Small and Mid Fund each pay monthly management fees equal to the following annual percentages of average daily net assets:

--------------------------------------------------------------------------------
 Papp Small-Mid Fund                Pioneer Papp Small and Mid Fund
    Management Fee                           Management Fee
--------------------------------------------------------------------------------
        1.00%           0.85% -- for average daily net assets up to $1 billion
                        0.80% -- for average daily net assets over $1 billion
--------------------------------------------------------------------------------

     The annual management fee rate payable by Pioneer Papp Small and Mid Fund (without giving effect to expense limitations) is less than the rate paid by your Fund. However, Class A shares of Pioneer Papp Small and Mid Fund are subject to a 12b-1 fee. At current asset levels, the combined management fee and 12b-1 fee for Class A shares of Pioneer Papp Small and Mid Fund of 1.10% will be higher than Papp Small-Mid Fund's management fee of 1.00% alone.

     In addition to the management fee, your Fund pays a monthly transfer agent, dividend disbursing and shareholder servicing agent fee to Papp of $0.75 for each Fund shareholder account, $0.50 for each dividend paid on a shareholder account, and $1.00 for each purchase (other than by reinvestment, transfer or redemption) of Fund shares. Pioneer will provide certain accounting and legal services under a separate administration agreement for approximately 0.02% of average daily net assets. PIMSS will provide shareholder servicing and transfer agency services to Pioneer Papp Small and Mid Fund under a separate shareholder servicing/transfer agency agreement at an annual fee of $26.60 for each Class A shareholder account. PIMSS will also be reimbursed for its cash out-of-pocket expenditures. Pioneer, and not Pioneer Papp Small and Mid Fund, will pay Papp a subadvisory fee.

     For its fiscal year ended December 31, 2002, your Fund's per share operating expenses were 1.56% of average daily net assets (before reimbursement of fees or expenses). Papp does not anticipate that your Fund's per share operating expenses as a percentage of average daily net assets for the fiscal year ended December 31, 2003 will be significantly different. Papp has agreed to reimburse the Fund to the extent the Fund's total operating expenses (excluding taxes, interest, and extraordinary litigation expenses) during any fiscal year exceed 1.25% of its average daily net asset value in such year. This expense reimbursement cannot be changed without stockholder approval.

     Similarly, with regard to Pioneer Papp Small and Mid Fund, Pioneer has agreed to limit, until December 31, 2006, Class A expenses (other than extraordinary expenses) to 1.25% of the average daily net assets attributable to Class A shares by not imposing all or a portion of its management fee and, if necessary, limiting other ordinary operating expenses of the fund. Pioneer may subsequently recover reimbursed expenses within three years of being incurred from the fund if the expense ratio of the Class A shares is less than the expense limitation of the Class A shares. The annual expense ratio for Class A shares of Pioneer Papp Small and Mid Fund will thus be the same as the annual expense ratio for the shares of your Fund after taking into account the expense limitation for each fund and Pioneer Papp Small and Mid Fund's Class A 12b-1 fees. Pioneer estimates that Pioneer Papp Small and Mid Fund's per share annual operating expenses for the coming fiscal year will be 1.57% (before waiver of fees or reimbursement of expenses) for Class A shares which is approximately the same as the annual operating expense ratio for Papp America-Pacific Rim Fund of 1.56% (before waiver of fees or reimbursement of expenses) for the fiscal year ended December 31, 2002.

     Performance information for Pioneer Papp Small and Mid Fund is not presented because the fund has not yet commenced operations. As accounting successor to your Fund, Pioneer Papp Small and Mid Fund will assume your Fund's historical performance after the reorganization.

     Set forth below is performance information for your Fund. The following performance information indicates some of the risks of investing in your Fund. The bar chart shows how your Fund's total return has varied from year to year. The table shows your Fund's average annual total return (before and after taxes) over time compared with a broad-based market index. Past performance before and after taxes does not indicate future results.

                          Calendar Year Total Returns*

[The following table was depicted as a bar chart in the printed material.]

                                 '99     13.04%
                                 '00     31.32%
                                 '01      1.13%
                                 '02    -18.30%
                                 '03     30.18%





* During the period shown in the bar chart, your Fund's highest quarterly return was 22.90% for the quarter ended December 31, 1999 and the lowest quarterly return was --17.24% for the quarter ended September 30, 2002.

             Average Annual Total Returns as of December 31, 2003


--------------------------------------------------------------------------------------------------
                                                                                       Since
                                                             1 Year      5 Years     Inception(1)
--------------------------------------------------------------------------------------------------
 Papp Small-Mid Fund
  Return Before Taxes                                         30.18%       9.62%        11.42%
  Return After Taxes on Distributions(2)                      30.18%       9.62%        11.22%
  Return After Taxes on Distributions and
   Sale of Fund Shares(2)                                     19.62%       8.49%         9.92%
--------------------------------------------------------------------------------------------------
 Russell 2000 Stock Index(3)
  (reflects no deduction for fees, expenses or taxes)         47.25%       7.13%         8.80%
--------------------------------------------------------------------------------------------------


(1)  The Fund commenced operations on December 15, 1998.
(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRA accounts, or to investors that are tax-exempt.
(3) The Russell 2000 Stock Index is an unmanaged market-weighted index that includes the stocks of 2000 U.S. companies, with dividends reinvested.

The Funds' Fees and Expenses


     Shareholders of both funds pay various fees and expenses, either directly or indirectly. The table below discusses the fees and expenses that you would pay if you were to buy and hold shares of each fund. The expenses in the table appearing below are based on (i) for your Fund, the expenses of your Fund for its fiscal year ended December 31, 2002 and (ii) for the Pioneer Papp Small and Mid Fund, the estimated annual expenses of the Pioneer Papp Small and Mid Fund. The Pioneer Papp Small and Mid Fund's actual expenses may be greater or less.

                                                                                                                     Pioneer
                                                                                                                      Papp
                                                                                                        Papp      Small and Mid
                                                                                                     Small-Mid        Fund
                                                                                                        Fund         Class A
Shareholder transaction fees (paid directly from your investment)                                   -----------   --------------
Maximum sales charge (load) when you buy shares as a percentage of offering price ..............        none          5.75%(1)
Maximum deferred sales charge (load) as a % of purchase price or the amount you receive when
 you sell shares, whichever is less ............................................................        none          none(2)
Annual fund operating expenses (deducted from fund assets)
 (as a % of average net assets)
Management fee .................................................................................        1.00%         0.85%
Distribution and service (12b-1) fee ...........................................................        none          0.25%
Other expenses .................................................................................        0.56%         0.47%
Total fund operating expenses ..................................................................        1.56%         1.57%
Expense reduction(3) ...........................................................................       (0.31)%       (0.32)%
Net fund operating expenses ....................................................................        1.25%         1.25%

----------

(1) As described above, this sales charge does not apply to shares received in the reorganization by stockholders of your Fund who become shareholders of record of the Pioneer Papp Small and Mid Fund through the reorganization. In addition, stockholders of your Fund who own shares in their own name as of the closing of the reorganization (i.e., not in the name of a broker or other intermediary) and maintain such account may purchase additional Class A shares of Pioneer Papp Small and Mid Fund through such account in the future without paying this sales charge.


(2) Purchases of $1 million or more and purchases by participants in certain group plans are not subject to an initial sales charge but may be subject to a contingent deferred sales charge of 1%.


(3) As described above, Papp has contractually agreed to reimburse Papp Small-Mid Fund to the extent the Fund's total ordinary operating expenses exceed 1.25% of the Fund's average daily net asset value in a fiscal year. This limitation cannot be changed without shareholder approval. Also as described above, Pioneer has agreed to waive its fees for Pioneer Papp Small and Mid Fund to the extent certain of the fund's total ordinary operating expenses exceed 1.25% of the fund's average daily net asset value in a fiscal year. This expense limitation is contractual through December 31, 2006. Pioneer may subsequently recover reimbursed expenses (within three years of being incurred) from the fund if the expense ratio of the Class A shares is less than the expense limitation of the Class A shares. Each class will reimburse Pioneer no more than the amount by which the class' expenses were reduced.

     The hypothetical example below helps you compare the cost of investing in each fund. It assumes that: (a) you invest $10,000 in each fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, (d) each fund's gross operating expenses remain the same, and (e) the expense limitations are in effect for year one for Papp Small-Mid Fund and for three years for Pioneer Papp Small and Mid Fund. The examples are for comparison purposes only and are not a representation of either fund's actual expenses or returns, either past or future.


                                      Pioneer
                                        Papp
                        Papp       Small and Mid
                     Small-Mid          Fund
                        Fund       Class A Shares
Example             -----------   ---------------
Year 1 ..........      $  131          $  695
Year 3 ..........      $  408          $1,013
Year 5 ..........      $  706          $1,353
Year 10 .........      $1,553          $2,311

           PROPOSAL TO APPROVE AGREEMENT AND PLAN OF REORGANIZATION

The Reorganization


     o The reorganization is scheduled to occur as of 5:00 p.m., Eastern time, on February 20, 2004, unless your Fund and Pioneer Papp Small and Mid Fund agree in writing to a later date. Your Fund will transfer all of its assets to Pioneer Papp Small and Mid Fund. Pioneer Papp Small and Mid Fund will assume your Fund's liabilities that are included in the calculation of your Fund's net assets at the closing and certain liabilities with respect to your Fund's investment operations that are not required by generally accepted accounting principles to be included in the calculation of net asset value. The net asset value of both funds will be computed as of 4:00 p.m., Eastern time, on the reorganization date.

     o Pioneer Papp Small and Mid Fund will issue to your Fund Class A shares with an aggregate net asset value equal to the net assets attributable to your Fund's shares. These shares will immediately be distributed to your Fund's stockholders in proportion to their holdings of your Fund's shares on the reorganization date. As a result, your Fund's stockholders will end up as Class A shareholders of Pioneer Papp Small and Mid Fund.

     o After the distribution of shares, your Fund will be liquidated and dissolved.


     o The reorganization is not intended to result in income, gain or loss for federal income tax purposes and will not take place unless both funds receive a satisfactory opinion concerning the tax consequences of the reorganization from Hale and Dorr LLP, counsel to Pioneer Papp Small and Mid Fund.

Agreement and Plan of Reorganization

     The stockholders of your Fund are being asked to approve an Agreement and Plan of Reorganization, the form of which is attached as Exhibit A. The description of the Agreement and Plan of Reorganization contained herein is qualified in its entirety by the attached copy.

Reasons for the Proposed Reorganization

     The directors of your Fund believe that the proposed reorganization will be advantageous to the stockholders of your Fund for several reasons. The directors considered the following matters, among others, in approving the proposal.


     First, stockholders of your Fund would become part of a significantly larger family of funds which offers a more diverse array of investment options and enhanced shareholder account options. The Pioneer family of mutual funds offers over 20 funds, including domestic and international equity and fixed income funds and a money market fund, that will be available to your Fund's stockholders through exchanges. Currently, stockholders of your Fund may exchange their shares for shares of the other four Papp Funds. In addition, Pioneer offers shareholders additional options for their accounts, including the ability to transact and exchange shares over the telephone or online and the ability to access account values and transaction history in all of the shareholder's direct accounts in the Pioneer Funds over the telephone or online.

     Second, stockholders of your Fund will enjoy continuity of portfolio management. Because Pioneer will retain Papp to act as subadviser to Pioneer Papp Small and Mid Fund, the portfolio management team of your Fund will be the same portfolio management team for Pioneer Papp Small and Mid Fund. Pioneer will oversee Papp as subadviser to Pioneer Papp Small and Mid Fund in accordance with the terms of the Sub-Advisory Agreement.

     Third, although Papp will manage the assets of Pioneer Papp Small and Mid Fund as its subadviser, Pioneer will be responsible for the overall management of Pioneer Papp Small and Mid Fund's operations, including supervision of compliance with the investment guidelines and regulatory restrictions. Your Fund will benefit from Pioneer's experience and resources in managing investment companies. At September 30, 2003, Pioneer managed over 50 investment companies and accounts with approximately $28 billion in assets. Pioneer is part of the global asset management group of UniCredito Italiano S.p.A., one of the largest banking groups in Italy, providing investment management and financial services to mutual funds, institutional and other clients. As of September 30, 2003, assets under management by UniCredito Italiano S.p.A. were approximately $130 billion worldwide.


     Fourth, until December 31, 2006, Pioneer has agreed to limit the expenses of Class A shares of Pioneer Papp Small and Mid Fund to 1.25% of average daily net assets, which is the same as the percentage expense limitation currently in place for your Fund. After December 31, 2006, Pioneer is not obligated to maintain an expense limitation but may voluntarily agree to continue such arrangement. Because Pioneer estimates that Pioneer Papp Small and Mid Fund's per share annual operating expenses for the coming fiscal year will be 1.57% (before waiver of fees or reimbursement of expenses) for Class A shares, it is expected that the expense limitation agreement for Pioneer Papp Small and Mid Fund will be triggered and that the net expense ratio for Class A shares of Pioneer Papp Small and Mid Fund will be the same as the net expense ratio for the shares of your Fund. In addition, the gross expense ratio for Class A shares of Pioneer Papp Small and Mid Fund would be approximately the same as the gross expense ratio for Papp Small-Mid Fund for the fiscal year ended December 31, 2002. The directors believe that the Papp Small-Mid
Fund shareholders would thus be able to experience the benefits of becoming shareholders of Pioneer Papp Small and Mid Fund while bearing the same net expense ratio.


     Fifth, the Class A shares of Pioneer Papp Small and Mid Fund received in the reorganization will provide your Fund's stockholders with exposure to substantially the same investment product as they currently have.

     Sixth, Pioneer Papp Small and Mid Fund is part of a diverse family of mutual funds, with over 20 funds that will be available to your Fund's stockholders through exchanges. Currently, stockholders of your Fund may exchange their shares for shares of the other three Papp Funds.


     The boards of both funds considered that Pioneer will pay all of the expenses of the fund and Pioneer Papp Small and Mid Fund associated with the preparation, printing and mailing of any shareholder communications, including this joint proxy statement and prospectus, and any filings with the SEC and other governmental agencies in connection with the reorganization.


     The boards of both funds also considered that Pioneer has agreed with Papp that for a period of at least three years after the consummation of the reorganization, Pioneer will use commercially reasonable efforts to assure that at least 75% of the Pioneer Funds' board of trustees are not "interested persons" (as defined in the Investment Company Act) of Pioneer or Papp; however, the nomination and election of the members of the board of trustees of the Pioneer Funds is determined by the board of trustees of the Pioneer Funds or their shareholders. Pioneer has also agreed with Papp that for two years after the consummation of the reorganization, Pioneer will use commercially reasonable efforts not to impose an unfair burden on Pioneer Papp Small and Mid Fund in connection with the reorganization.

     The boards of both funds considered that each fund's investment adviser, as well as Pioneer Papp Small and Mid Fund's principal distributor, will benefit from the reorganization. Because Pioneer Papp Small and Mid Fund will be the accounting successor to your Fund and will assume your Fund's performance record, Pioneer expects to be able to increase Pioneer Papp Small and Mid Fund's assets at a faster rate than would otherwise be possible if it began offering a fund with a similar objective and no historical performance record. Such a growth in asset size benefits Pioneer by increasing its management fees and accelerating the point at which management of the fund is profitable to Pioneer. As subadviser to Pioneer Papp Small and Mid Fund, Papp would similarly benefit from increased assets because it would receive greater subadvisory fees. Moreover, as discussed below under "Certain Agreements between Pioneer and Papp," Papp will receive economic benefits from Pioneer if the reorganization is completed.

     The board of trustees of Pioneer Papp Small and Mid Fund also considered that the reorganization presents an excellent opportunity for the Pioneer Papp Small and Mid Fund to acquire substantial investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to Pioneer Papp Small and Mid Fund and its shareholders.

Certain Agreements between Pioneer and Papp


     In connection with the reorganization, Pioneer and Papp have entered into an agreement dated as of September 18, 2003 (the "Transfer Agreement"), which provides, among other things, that (i) Pioneer shall make a payment to Papp upon the closing of the reorganizations of the funds, (ii) Papp shall enter into and perform its obligations under a subadvisory agreement with Pioneer (the "Pioneer Papp Small and Mid Fund Sub-Advisory Agreement," or, the "Sub-Advisory Agreement") to serve as subadviser of Pioneer Papp Small and Mid Fund, (iii) Pioneer guarantees a minimum aggregate amount of subadvisory fees received from the Pioneer Funds during the initial three year period; (iv) Pioneer shall pay Papp a termination fee if within five years of the closing of the reorganization Pioneer terminates the Sub-Advisory Agreement with Papp without cause and (v) Papp will be subject to certain non-competition provisions. The termination fee will not be triggered if the Sub-Advisory Agreement is terminated by Pioneer Papp Small and Mid Fund or its shareholders with or without cause. The terms of the Sub-Advisory Agreement with Papp are discussed under "Material Provisions of the Management Agreements and the Sub-Advisory Agreements."


Tax Status of the Reorganization


     The reorganization is not intended to result in income, gain or loss for United States federal income tax purposes and will not take place unless both funds receive a satisfactory opinion from Hale and Dorr LLP, counsel to Pioneer Papp Small and Mid Fund, substantially to the effect that the reorganization described above will be a "reorganization" within the meaning of Section 368(a) of the Code.

     As a result, for federal income tax purposes:


     o No gain or loss will be recognized by your Fund upon (1) the transfer of all of its assets to Pioneer Papp Small and Mid Fund as described above or (2) the distribution by your Fund of Pioneer Papp Small and Mid Fund shares to your Fund's stockholders;

     o No gain or loss will be recognized by Pioneer Papp Small and Mid Fund upon the receipt of your Fund's assets solely in exchange for the issuance of Pioneer Papp Small and Mid Fund shares to your Fund and the assumption of your Fund's liabilities by Pioneer Papp Small and Mid Fund;

     o The basis of the assets of your Fund acquired by Pioneer Papp Small and Mid Fund will be the same as the basis of those assets in the hands of your Fund immediately before the transfer;

     o The tax holding period of the assets of your Fund in the hands of Pioneer Papp Small and Mid Fund will include your Fund's tax holding period for those assets;

     o You will not recognize gain or loss upon the exchange of your shares of your Fund solely for Pioneer Papp Small and Mid Fund shares as part of the reorganization;

     o The basis of Pioneer Papp Small and Mid Fund shares received by you in the reorganization will be the same as the basis of your shares of your Fund surrendered in exchange; and

     o The tax holding period of Pioneer Papp Small and Mid Fund shares you receive will include the tax holding period of the shares of your Fund surrendered in the exchange, provided that the shares of your Fund were held as capital assets on the date of the exchange.

     In rendering such opinions, counsel shall rely upon, among other things, reasonable assumptions as well as representations of your Fund and Pioneer Papp Small and Mid Fund.

     No tax ruling has been or will be received from the Internal Revenue Service ("IRS") in connection with the reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

     You should consult your tax adviser for the particular tax consequences to you of the transaction, including the applicability of any state, local or foreign tax laws.

Additional Terms of Agreement and Plan of Reorganization


     Conditions to Closing the Reorganization. The obligation of your Fund to consummate the reorganization is subject to the satisfaction of certain conditions, including the execution by Papp and Pioneer of investment subadvisory agreements whereby Papp would serve as subadviser to each Pioneer Fund, the performance by Pioneer Papp Small and Mid Fund of all its obligations under the Agreement and Plan of Reorganization and the receipt of all consents, orders and permits necessary to consummate the reorganization (see Sections 6 and 8 of the Agreement and Plan of Reorganization, attached as Exhibit A).

     The obligation of Pioneer Papp Small and Mid Fund to consummate the reorganization is subject to the satisfaction of certain conditions, including your Fund's performance of all of its obligations under the Agreement and Plan of Reorganization, the receipt of certain documents and financial statements from your Fund and the receipt of all consents, orders and permits necessary to consummate the reorganization (see Sections 7 and 8 of the Agreement and Plan of Reorganization, attached as Exhibit A).

     The obligations of both funds are subject to the approval of the Agreement and Plan of Reorganization by the necessary vote of the outstanding shares of your Fund, in accordance with the provisions of your Fund's charter and by-laws. The funds' obligations are also subject to the receipt of a favorable opinion of Hale and Dorr LLP as to the federal income tax consequences of the reorganization (see Section 8 of the Agreement and Plan of Reorganization, attached as Exhibit A).


     Termination of Agreement. The board of either your Fund or Pioneer Papp Small and Mid Fund may terminate the Agreement and Plan of Reorganization (even if the stockholders of your Fund have already approved it) at any time before the reorganization date, if that board believes in good faith that proceeding with the reorganization would no longer be in the best interests of shareholders.


     Expenses of the Reorganization. Pioneer will pay all of the expenses of your Fund and Pioneer Papp Small and Mid Fund associated with the preparation, printing and mailing of any shareholder communications, including this joint proxy statement and prospectus, and any filings with the SEC and other governmental agencies in connection with the reorganization.


                                CAPITALIZATION


     The following table sets forth the capitalization of each fund as of December 31, 2003, and the pro forma combined capitalization of both funds as if the reorganization had occurred on that date. This table reflects the pro forma ratios of one Class A share of Pioneer Papp Small and Mid Fund being issued for each share of your Fund. The exchange ratio will remain 1:1 on the closing date of the reorganization.

                               December 31, 2003


                                                                                   Pioneer
                                                               Pioneer              Papp
                                             Papp                Papp           Small and Mid
                                           Small-Mid        Small and Mid           Fund
                                             Fund                Fund             Pro Forma
                                      ------------------   ---------------   ------------------
Net Assets ........................      $26.2 million            N/A           $26.2 million
Net Asset Value Per Share .........              24.76            N/A                   24.76
Shares Outstanding ................          1,059,854            N/A               1,059,854


     It is impossible to predict how many shares of Pioneer Papp Small and Mid Fund will actually be received and distributed by your Fund on the reorganization date. The table should not be relied upon to determine the amount of Pioneer Papp Small and Mid Fund's shares that will actually be received and distributed.

                     BOARDS' EVALUATION AND RECOMMENDATION


     For the reasons described above, the board of directors of your Fund, including the directors who are not "interested persons" of your Fund or Papp ("independent directors"), approved the reorganization. In particular, the board of directors determined that the reorganization is in the best interests of your Fund. Similarly, the board of trustees of Pioneer Papp Small and Mid Fund, including its independent trustees, approved the reorganization. They also determined that the reorganization is in the best interests of Pioneer Papp Small and Mid Fund.

     The directors of your Fund recommend that the stockholders of your Fund vote FOR the proposal to approve the Agreement and Plan of Reorganization.

                        VOTING RIGHTS AND REQUIRED VOTE

     Each share of your Fund is entitled to one vote and each fractional share shall be entitled to a proportionate fractional vote. A quorum is required to conduct business at the Meeting. With respect to each Fund, the presence in person or by proxy of a majority of stockholders entitled to cast votes at the Meeting will constitute a quorum. The favorable vote of a majority of the shares outstanding of each of Papp Stock Fund, Papp America-Abroad Fund, Papp America-Pacific Rim Fund, and Papp Small-Mid Fund is required for the approval of Proposals 1, 2, 3 and 4, respectively.

---------------------------------------------------------------------------------------------------------------------------------
              Shares                                   Quorum                                           Voting
In General                       All shares "present" in person or by proxy are   Shares "present" in person will be voted in
                                 counted towards a quorum.                        person at the Meeting. Shares present by
                                                                                  proxy will be voted in accordance with
                                                                                  instructions.
---------------------------------------------------------------------------------------------------------------------------------
Broker Non-Vote (where the       Considered "present" at Meeting for purposes     Broker non-votes do not count as a vote "for"
underlying holder has not        of quorum.                                       and effectively result in a vote "against."
voted and the broker does not
have discretionary authority to
vote the shares)
---------------------------------------------------------------------------------------------------------------------------------
Proxy with No Voting             Considered "present" at Meeting for purposes     Voted "for" the proposal.
Instruction (other than Broker   of quorum.
Non-Vote)
---------------------------------------------------------------------------------------------------------------------------------
Vote to Abstain                  Considered "present" at Meeting for purposes     Abstentions do not constitute a vote "for" and
                                 of quorum.                                       effectively result in a vote "against."
---------------------------------------------------------------------------------------------------------------------------------

     If the required approval of stockholders is not obtained on all four Proposals, the Meeting may be adjourned as more fully described in this proxy statement and prospectus, and the Papp Funds will continue to engage in business as separate mutual funds and the boards of directors will consider what further action may be appropriate.

                ADDITIONAL INFORMATION ABOUT THE PIONEER FUNDS

Investment Adviser

     Pioneer serves as the investment adviser to each Pioneer Fund. Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of September 30, 2003, assets under management were approximately $130 billion worldwide, including over $28 billion in assets under management by Pioneer. Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. Pioneer's U.S. mutual fund investment history includes creating one of the first mutual funds in 1928.


     The board of trustees of the Pioneer Funds is responsible for overseeing the performance of each Pioneer Fund's investment adviser and subadviser and determining whether to approve and renew the fund's investment management agreement and the sub-advisory agreements. For a discussion of these contracts, see "Material Provisions of the Management Agreements and the Sub-Advisory Agreements" below.


     Pioneer has received an order (the "Exemptive Order") from the SEC that permits Pioneer, subject to the approval of the Pioneer Funds' board of trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory agreement for a Pioneer Fund without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the SEC adopts a rule that would supersede the Exemptive Order, Pioneer and the Pioneer Funds intend to rely on such rule to permit Pioneer, subject to the approval of the Pioneer Funds' board of trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory agreement for a Pioneer Fund without shareholder approval. This means that Pioneer could remove Papp and replace it without the approval of Pioneer Fund shareholders. However, Pioneer has no current intention to replace Papp as subadviser for any of the Pioneer Funds.

Investment Subadviser

     Papp will serve as the investment subadviser to each Pioneer Fund. Papp also serves as investment adviser to individuals, trusts, retirement plans, endowments and foundations. Papp is located at 6225 North 24th Street, Suite 150, Phoenix, Arizona 85016. Papp is an Arizona limited liability partnership owned and controlled by its ten partners. L. Roy Papp owns a majority interest in the partnership. Papp, including its predecessor, has been in the investment management business since 1979. As of December 31, 2003, assets under management were approximately $584 million.


Buying, Exchanging and Selling Shares of the Pioneer Funds


     Net Asset Value. Each Pioneer Fund's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. Each fund calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).


     Each Pioneer Fund generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, a Pioneer Fund may use a security's fair value. Fair value is the valuation of a security determined on the basis of factors other than market value in accordance with procedures approved by the Pioneer Funds' trustees. Each Pioneer Fund also may use the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security due to factors affecting one or more relevant securities markets or the specific issuer. The use of fair value pricing by a Pioneer Fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using closing market prices. International securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any international securities owned by a Pioneer Fund could change on a day you cannot buy or sell shares of the fund. Each Pioneer Fund may use a pricing service or a pricing matrix to value some of its assets. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, which is a method of determining a security's fair value.


     You buy or sell shares at the share price. When you buy Class A shares, you pay an initial sales charge unless you qualify for a waiver or reduced sales charge. The Class A shares of the Pioneer Funds you receive in the reorganizations will not be subject to any sales charge. Moreover, if you own shares in your own name as of the closing of the reorganizations (i.e., not in the name of a broker) and maintain your account, you may purchase additional Class A shares of the corresponding Pioneer Fund through such account in the future or may exchange those shares for Class A shares of another Pioneer Fund without paying any sales charge.


     Opening Your Account. If your shares are held in your investment firm's name, the options and services available to you may be different from those described herein or in the Pioneer Fund's prospectus. Ask your investment professional for more information.

     If you invest in a Pioneer Fund through investment professionals or other financial intermediaries, including wrap programs and fund supermarkets, additional conditions may apply to your investment in a Pioneer Fund, and the investment professional or intermediary may charge you a transaction-based or other fee for its services. These conditions and fees are in addition to those imposed by the Pioneer Fund and its affiliates. You should ask your investment professional or financial intermediary about its services and any applicable fees.

     Account Options. Use your account application to select options and privileges for your account. You can change your selections at any time by sending a completed account options form to the transfer agent. You may be required to obtain a signature guarantee to make certain changes to an existing account.

     Call or write to the Pioneer Funds' transfer agent for account applications, account options forms and other account information:

           PIONEER INVESTMENT MANAGEMENT SHAREHOLDER SERVICES, INC.
                                P.O. Box 55014
                       Boston, Massachusetts 02205-5014
                           Telephone 1-800-225-6292

     Telephone Transaction Privileges. If your account is registered in your name, you can buy, exchange or sell shares of the Pioneer Funds by telephone. If you do not want your account to have telephone transaction privileges, you must indicate that choice on your account application or by writing to the transfer agent.

     When you request a telephone transaction the transfer agent will try to confirm that the request is genuine. The transfer agent records the call, requires the caller to provide the personal identification number for the account and sends you a written confirmation. Each Pioneer Fund may implement other confirmation procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party.

     Online Transaction Privileges. If your account is registered in your name, you may be able to buy, exchange or sell fund shares online. Your investment firm may also be able to buy, exchange or sell your Fund shares online.

     To establish online transaction privileges complete an account options form, write to the transfer agent or complete the online authorization screen on WWW.PIONEERFUNDS.COM.

     To use online transactions, you must read and agree to the terms of an online transaction agreement available on the Pioneer website. When you or your investment firm requests an online transaction the transfer agent electronically records the transaction, requires an authorizing password and sends a written confirmation. The Pioneer Funds may implement other procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party. You may not be able to use the online transaction privilege for certain types of accounts, including most retirement accounts.

     Share Price. If you place an order with your investment firm before the New York Stock Exchange closes and your investment firm has an agreement with PFD to accept orders on PFD's behalf, your share price will be calculated that day. Otherwise, your price per share will be calculated at the close of the New York Stock Exchange after the distributor receives your order. Your investment firm is responsible for submitting your order to the distributor.

     Buying Pioneer Fund Shares. You may buy shares of each Pioneer Fund from any investment firm that has a sales agreement with PFD. If you do not have an investment firm, please call 1-800-225-6292 for information on how to locate an investment professional in your area.

     You can buy shares of the Pioneer Funds at the offering price. The distributor may reject any order until it has confirmed the order in writing and received payment. The fund reserves the right to stop offering any class of shares.

     Minimum Investment Amounts. Your initial investment must be at least $1,000. Additional investments must be at least $100 for Class A shares and $500 for Class C shares. You may qualify for lower initial or subsequent investment minimums if you are opening a retirement plan account, establishing an automatic investment plan or placing your trade through your investment firm. The minimum investment amount does not apply for purposes of the reorganization.

     Exchanging Pioneer Fund Shares. You may exchange your shares in a Pioneer Fund for shares of the same class of another Pioneer mutual fund. Your exchange request must be for at least $1,000 unless the fund you are exchanging into has a different minimum. Each Pioneer Fund allows you to exchange your shares at net asset value without charging you either an initial or contingent deferred sales charge at the time of the exchange. Shares you acquire as part of an exchange will continue to be subject to any contingent deferred sales charge that applies to the shares you originally purchased. When you ultimately sell your shares, the date of your original purchase will determine your contingent deferred sales charge.

     Selling Pioneer Fund Shares. Your shares will be sold at net asset value per share next calculated after the Pioneer Fund receives your request in good order. If the shares you are selling are subject to a deferred sales charge, it will be deducted from the sale proceeds. Each Pioneer Fund generally will send your sale proceeds by check, bank wire or electronic funds transfer. Normally you will be paid within seven days. If you are selling shares from a non-retirement account or certain IRAs, you may use any of the methods described below. If you are selling shares from a retirement account other than an IRA, you must make your request in writing.

     You may have to pay federal income taxes on a sale or an exchange.

     Good Order means that:

     o    You have provided adequate instructions

     o    There are no outstanding claims against your account

     o    There are no transaction limitations on your account

     o If you have any Pioneer Fund share certificates, you submit them and they are signed by each record owner exactly as the shares are registered

     o    Your request includes a signature guarantee if you:

          -- Are selling over $100,000 or exchanging over $500,000 worth of shares

          -- Changed your account registration or address within the last 30 days

          -- Instruct the transfer agent to mail the check to an address different from the one on your account

          --   Want the check paid to someone other than the account owner(s)

          -- Are transferring the sale proceeds to a Pioneer mutual fund account with a different registration

Buying, Exchanging and Selling Pioneer Fund Shares


                    ----------------------------------------------------------------------------------------------------------------
                                         Buying Shares                                            Exchanging Shares
                    ----------------------------------------------------------------------------------------------------------------
          Through   Normally, your investment firm will send your purchase      Normally, your investment firm will send your
  your investment   request to the Pioneer Funds' transfer agent. Consult       exchange request to the Pioneer Funds' transfer
             firm   your investment professional for more information. Your     agent. Consult your investment professional for more
                    investment firm may receive a commission from the           information about exchanging your shares.
                    distributor for your purchase of fund shares. The
                    distributor or its affiliates may pay additional
                    compensation, out of their own assets, to certain
                    investment firms or their affiliates based on objective
                    criteria established by the distributor.

         By phone   You can use the telephone or online purchase privilege      After you establish your Pioneer Fund account, You
        or online   if you have an existing non-retirement account or           can exchange fund shares by phone or online if:
                    certain IRAs. You can purchase additional fund shares by    o  You are exchanging into an existing account or
                    phone if:                                                      using the exchange to establish a new account,
                    o  You established your bank account of record at least        provided the new account has a registration
                       30 days ago                                                 identical to the original account
                    o  Your bank information has not changed for at least 30    o  The fund into which you are exchanging offers the
                       days                                                        same class of shares
                    o  You are not purchasing more than $25,000 worth of        o  You are not exchanging more than $500,000 worth
                       shares per account per day                                  of shares per account per day
                    o  You can provide the proper account identification        o  You can provide the proper account identification
                       information                                                 information

                    When you request a telephone or online purchase, the transfer agent will electronically debit the amount of the purchase from your bank account of record. The transfer agent will purchase Pioneer Fund shares for the amount of the debit at the offering price determined after the transfer agent receives your telephone or online purchase instruction and good funds. It usually takes three business days for the transfer agent to receive notification from your bank that good funds are available in the amount of your investment.

      In writing,   You can purchase Pioneer Fund shares for an existing        You can exchange fund shares by mailing or faxing a
          by mail   fund account by mailing a check to the transfer agent.      letter of instruction to the transfer agent. You can
        or by fax   Make your check payable to the Pioneer Fund. Neither        exchange Pioneer Fund shares directly through the
                    initial nor subsequent investments should be made by        Pioneer Fund only if your account is registered in
                    third party check. Your check must be in U.S. dollars       your name. However, you may not fax an exchange
                    and drawn on a U.S. bank. Include in your purchase          request for more than $500,000. Include in your
                    request the fund's name, the account number and the name    letter:
                    or names in the account registration.                       o  The name, social security number and signature of
                                                                                   all registered owners
                                                                                o  A signature guarantee for each registered owner
                                                                                   if the amount of the exchange is more than
                                                                                   $500,000
                                                                                o  The name of the fund out of which you are
                                                                                   exchanging and the name of the fund into which
                                                                                   you are exchanging
                                                                                o  The class of shares you are exchanging
                                                                                o  The dollar amount or number of shares you are
                                                                                   exchanging

------------------------------------------------------------------------------------------------------------------------------------
                           Selling Shares                                                   How to contact Pioneer
------------------------------------------------------------------------------------------------------------------------------------
Normally, your investment firm will send your request to sell         By phone
shares to the Pioneer Funds' transfer agent. Consult your
investment professional for more information. Each Pioneer Fund       For information or to request a telephone transaction between
has authorized PFD to act as its agent in the repurchase of           8:00 a.m. and 7:00 p.m. (Eastern time) by speaking with a
Pioneer Fund shares from qualified investment firms. Each Pioneer     shareholder services representative call 1-800-225-6292.
Fund reserves the right to terminate this procedure at any time.      To request a transaction using FactFoneSM call 1-800-225-4321.
                                                                      Telecommunications Device for the Deaf (TDD) 1-800-225-1997.
You may sell up to $100,000 per account per day by phone or
online. You may sell Pioneer Fund shares held in a retirement         By Mail
plan account by phone only if your account is an eligible IRA (tax
penalties may apply). You may not sell your shares by phone or        Send your written instructions to:
online if you have changed your address (for checks) or your          Pioneer Investment Management Shareholder Services, Inc.
bank information (for wires and transfers) in the last 30 days.       P.O. Box 55014
                                                                      Boston, Massachusetts 02205-5014
You may receive your sale proceeds:
o  By check, provided the check is made payable exactly as your       By fax
   account is registered
o  By bank wire or by electronic funds transfer, provided the sale    Fax your exchange and sale requests to:
   proceeds are being sent to your bank address of record             1-800-225-4240

You can sell some or all of your Pioneer Fund shares by writing       Exchange Privilege
directly to the Pioneer Fund only if your account is registered in
your name. Include in your request your name, your social             You may make up to four exchange redemptions of $25,000 or
security number, the fund's name, your fund account number, the       more per account per calendar year out of the fund.
class of shares to be sold, the dollar amount or number of shares
to be sold and any other applicable requirements as described         Excessive Trading
below. The transfer agent will send the sale proceeds to your
address of record unless you provide other instructions. Your         The fund discourages excessive and/or short-term trading
request must be signed by all registered owners and be in good        practices, such as market timing, that may disrupt portfolio
order. The transfer agent will not process your request until it is   management strategies and harm fund performance. These
received in good order. You may not sell more than $100,000 per       practices consist of:
account per day by fax.                                               o  Selling shares purchased within the preceding 90 days;
                                                                      o  Two or more purchases and redemptions in any 90-day period;
                                                                         and
                                                                      o  Any other series of transactions indicative of a timing pattern

                                                                      If we identify an account that engages in such activity, the fund and the distributor reserve the right to refuse or
                                                                      restrict any purchase order (including exchanges) for that account and other accounts under common ownership or control.


Pioneer Fund Shareholder Account Policies

     Signature Guarantees and Other Requirements. You are required to obtain a signature guarantee when you are:

     o Requesting certain types of exchanges or sales of Pioneer Fund shares

     o Redeeming shares for which you hold a share certificate

     o Requesting certain types of changes for your existing account

     You can obtain a signature guarantee from most broker-dealers, banks, credit unions (if authorized under state law) and federal savings and loan associations. You cannot obtain a signature guarantee from a notary public. Fiduciaries and corporations are required to submit additional documents to sell Pioneer Fund shares.


     Exchange Limitation. You may make up to four exchanges of $25,000 or more per account per calendar year out of each Pioneer Fund. Each Pioneer Fund's exchange limitation is intended to discourage short-term trading in fund shares. Short-term trading can increase the expenses incurred by the fund and make portfolio management less efficient. In determining whether the exchange redemption limit has been reached, Pioneer may aggregate a series of exchanges (each valued at less than $25,000) and/or fund accounts that appear to be under common ownership or control. Pioneer may view accounts for which one person gives instructions or accounts that act on advice provided by a single source to be under common control.

     The exchange limitation does not apply to automatic exchange transactions or to exchanges made by participants in employer-sponsored retirement plans qualified under Section 401 of the Code. The exchange limitation also may not apply to transactions made through an omnibus account for Pioneer Fund shares.

     Minimum Account Size. Each Pioneer Fund requires that you maintain a minimum account value of $500. If you hold less than the minimum in your account because you have sold or exchanged some of your shares, the Pioneer Fund will notify you of its intent to sell your shares and close your account. You may avoid this by increasing the value of your account to at least the minimum within six months of the notice from the fund.

     Telephone Access. You may have difficulty contacting the Pioneer Fund by telephone during times of market volatility or disruption in telephone service. If you are unable to reach the Pioneer Fund by telephone, you should communicate with the fund in writing.

     Share Certificates. Normally, your shares will remain on deposit with the transfer agent and certificates will not be issued. If you are legally required to obtain a certificate, you may request one for your Class A shares only. A fee may be charged for this service.

     Other Policies. Each Pioneer Fund may suspend transactions in shares when trading on the New York Stock Exchange is closed or restricted, when an emergency exists that makes it impracticable for the fund to sell or value its portfolio securities or with the permission of the Securities and Exchange Commission.

     Each Pioneer Fund or PFD may revise, suspend or terminate the account options and services available to shareholders at any time.

     Each Pioneer Fund reserves the right to redeem in kind by delivering portfolio securities to a redeeming shareholder, provided that the Pioneer Fund must pay redemptions in cash if a shareholder's aggregate redemptions in a 90 day period are less than $250,000 or 1% of the fund's net assets.

Dividends and Capital Gains

     Each Pioneer Fund generally pays any distributions of net short- and long-term capital gains in November. Each Pioneer Fund generally pays dividends from any net investment income in December. Each Pioneer Fund may also pay dividends and capital gain distributions at other times if necessary for the fund to avoid U.S. federal income or excise tax. If you invest in a Pioneer Fund close to the time that the fund makes a distribution, generally you will pay a higher price per share and you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash.

Taxes

     For U.S. federal income tax purposes, distributions from each Pioneer Fund's net long-term capital gains (if any) are considered long-term capital gains and may be taxable to you at different maximum rates depending upon their source and other factors. Dividends and short-term capital gain distributions are taxable either as ordinary income or, if so designated by the fund, as "qualified dividend income" taxable to individual shareholders at the maximum 15% tax rate applicable to long-term capital gains.

     Dividends and distributions are taxable, whether you take payment in cash or reinvest them to buy additional Pioneer Fund shares. When you sell or exchange Pioneer Fund shares you will generally recognize a capital gain or capital loss in an amount equal to the difference between the net amount of sale proceeds (or, in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares that you sell or exchange. In January of each year each Pioneer Fund will mail to you information about your dividends, distributions and any shares you sold in the previous calendar year.

     You must provide your social security number or other taxpayer identification number to the fund along with the certifications required by the Internal Revenue Service when you open an account. If you do not or if it is otherwise legally required to do so, the Pioneer Fund will withhold 28% "backup withholding" tax from your dividends and distributions, sale proceeds and any other payments to you.

     You should ask your tax adviser about any federal and state tax considerations, including possible additional withholding taxes for non-U.S. shareholders. You may also consult each Pioneer Fund's statement of additional information for a more detailed discussion of U.S. federal income tax considerations that may affect the Pioneer Fund and its shareowners.


MATERIAL PROVISIONS OF THE MANAGEMENT AGREEMENTS AND THE SUB-ADVISORY AGREEMENTS


Management Agreement -- Papp Funds

     The following is a summary of the material terms of the Papp Funds' existing investment advisory agreement with Papp (the "Papp Advisory Agreement").

     Services. Under the terms of the Papp Advisory Agreement, Papp manages the Funds' investments and business affairs, subject to the supervision of the board of directors. At its expense, Papp provides office space and all necessary office facilities, equipment and personnel for managing the investments of the Funds.

     Compensation. As compensation under the Papp Advisory Agreement, each Papp Fund pays Papp a monthly advisory fee at an annual rate of 1.00% of the Fund's average daily net assets. In addition, Papp has agreed to reimburse each Papp Fund to the extent a Fund's total annual expenses, other than taxes, interest and extraordinary litigation expenses, during any of the Fund's fiscal years, exceed 1.25% of its average daily net asset value in such year. Brokers' commissions and other charges relative to the purchase and sale of portfolio securities are not regarded as expenses.

     The table below shows gross advisory fees paid by each Papp Fund and any expense reimbursements by Papp during the fiscal year ended December 31, 2002:

Papp Stock Fund
---------------
Advisory Fee ................    $638,771

Papp America-Abroad Fund
------------------------
Advisory Fee ................    $777,766

Papp America-Pacific Rim Fund
-----------------------------
Advisory Fee ................    $125,287
Reimbursement ...............    $ 33,496

Papp Small-Mid Fund
-------------------
Advisory Fee ................    $130,219
Reimbursement ...............    $ 41,393

     Term. The Papp Advisory Agreement continues in effect for successive annual periods, subject to the annual approval of its continuance as described below under "Termination, Continuance and Amendment."


     Limitation of Liability. The Papp Advisory Agreement provides that Papp shall not be subject to liability to the Funds or to any shareholder of the Funds for any loss suffered by a Fund or its shareholders from or as a consequence of any act or omission of Papp, or of any of the partners, employees or agents of Papp, in connection with or pursuant to the agreement, except by reason of willful misfeasance, bad faith or gross negligence on the part of Papp in the performance of its duties or by reason of reckless disregard by Papp of its obligations and duties under the agreement.

     Termination, Continuance and Amendment. The Papp Advisory Agreement continues from year to year subject to approval of its continuance at least annually by the vote of (1) a majority of your Fund's independent directors, in each case cast in person at a meeting called for the purpose of voting on such approval or (2) a majority of the outstanding voting securities (as that phrase is defined in Section 2(a)(42) of the Investment Company Act) of each Fund. The contract may be terminated at any time without penalty on 60 days' written notice by the directors, by a vote of a majority of the Fund's outstanding voting securities, or by Papp. The contract terminates automatically in the event of its assignment.


Management Agreements -- the Pioneer Funds

     The following is a summary of the material terms of the Pioneer Funds' investment management agreement with Pioneer (the "Pioneer Management Agreement"). Since each Pioneer Management Agreement is substantially identical they are described collectively below.

     Services. Under the Pioneer Management Agreement, Pioneer, subject to the direction of the trustees, provides the fund with a continuous investment program for the management of its assets, consistent with the fund's investment objective and policies. Pioneer provides for such investment program through the retention of Papp as subadviser. In addition, Pioneer:

     o pays the fee of Papp as subadviser and supervises Papp's activities as subadviser;

     o advises the fund in connection with policy decisions to be made by the trustees;

     o    provides day-to-day administration; and

     o provides required reports and recommendations to the trustees and maintains the records of the fund.


     Under the Pioneer Management Agreement, Pioneer pays all expenses not specifically assumed by the Pioneer Funds where such expenses are incurred by Pioneer or the fund in connection with the management of the affairs of, and the investment and reinvestment of the assets of, the fund. Under the Pioneer Management Agreement, each fund assumes the following expenses: (a) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of Pioneer or its affiliates, office space and facilities and personnel compensation, training and benefits; (b) the charges and expenses of the independent auditors; (c) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the fund; (d) issue and transfer taxes chargeable to the fund in connection with securities transactions to which the fund is a party; (e) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the fund to federal, state or other governmental agencies; (f) fees and expenses involved in registering and maintaining registrations of the fund and/or its shares with federal regulatory agencies, state or blue sky securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory authorities; (g) all expenses of shareholders' and trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (h) charges and expenses of legal counsel to the fund and the trustees; (i) any distribution fees paid by the fund in accordance with Rule 12b-1 under the Investment Company Act; (j) compensation of those trustees of the fund who are not affiliated with or interested persons of Pioneer, the fund (other than as trustees), Pioneer Investment Management USA Inc. or PFD; (k) the cost of preparing and printing share certificates; (l) interest on borrowed money, if any; and (m) expenses incurred (i) as a result of a change in the law or regulations, (ii) as a result of a mandate from the board of trustees with associated costs of a character generally assumed by similarly structured investment companies or
(iii) that is similar to the expenses listed in the existing contract.


     Compensation. Each Pioneer Fund, except Pioneer Papp Small and Mid Fund, pays an investment management fee, accrued daily and paid monthly in arrears, to Pioneer equal on an annual basis to 0.75% of the average daily net assets of the fund up to $1 billion and 0.70% of the average daily net assets of the fund over $1 billion. Pioneer Papp Small and Mid Fund pays an investment management fee, accrued daily and paid monthly in arrears, to Pioneer equal on an annual basis to 0.85% of the average daily net assets of the fund up to $1 billion and 0.80% of the average daily net assets of the fund over $1 billion. Because the Pioneer Funds are not operational and do not expect to be operational until the consummation of the reorganizations, the funds have not yet paid any management fees.

     As described above, Pioneer has agreed to limit, until December 31, 2006, Class A expenses (other than extraordinary expenses) of each Pioneer Fund to 1.25% of the average daily net assets attributable to the respective Class A shares of the Pioneer Fund by not imposing all or a portion of its management fee and, if necessary, limiting other ordinary operating expenses of the Pioneer Fund.

     Term. The Pioneer Management Agreement will take effect on the closing date of the reorganization and will remain in effect for two years. Thereafter, the Pioneer Management Agreement will continue in effect from year to year subject to the annual approval of its continuance as described below under "Termination, Continuance and Amendment."

     Limitation of Liability. The Pioneer Management Agreement provides that Pioneer is not liable for any error of judgment or mistake of law or for any loss sustained by reason of the adoption of any investment policy or the purchase, sale, or retention of any security on the recommendation of Pioneer, whether or not such recommendation shall have been based upon its own investigation and research or upon investigation and research made by any other individual, firm or corporation, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the agreement.


     Termination, Continuance and Amendment. Except as described above the Pioneer Management Agreement continues from year to year subject to annual approval of its continuance by (1) a majority of the independent trustees, cast in person at a meeting called for the purpose of voting on such approval, or
(2) by a majority of the fund's outstanding voting securities, as defined in the Investment Company Act. The contract may be terminated at any time without penalty on 60 days' written notice by the trustees, by a vote of a majority of the fund's outstanding voting securities, or by Pioneer. The contract terminates automatically in the event of its assignment.


Sub-Advisory Agreements -- the Pioneer Funds

     Papp will serve as subadviser to each Pioneer Fund pursuant to a sub-advisory agreement among the fund, Pioneer and Papp (as defined previously above, each a "Sub-Advisory Agreement"). The following is a summary of certain of the material terms of each Sub-Advisory Agreement. Because each Sub-Advisory Agreement is substantially identical they are described collectively below.

     Services. Under the Sub-Advisory Agreement, Papp will, subject to the supervision of Pioneer and the board of trustees of the fund, regularly provide the fund with investment research, advice and supervision and shall furnish continuously an investment program for the fund, consistent with the investment objective and policies of the fund. Papp will also provide assistance to Pioneer with respect to the voting of proxies for the fund as Pioneer may request. Papp shall maintain certain books and records with respect to the fund's securities transactions and will cooperate with and provide reasonable assistance to Pioneer, the fund, and the fund's other agents and representatives with respect to requests for information and preparation of regulatory filings and reports. Papp will bear its own costs of providing services under the Sub-Advisory Agreement.


     Compensation. For each Pioneer Fund except Pioneer Papp Small and Mid Fund, Pioneer will pay Papp a monthly fee equal on an annual basis to 0.40% of average daily net assets up to $500 million and 0.30% on average daily net assets over $500 million. For Pioneer

Papp Small and Mid Fund, Pioneer will pay Papp a monthly fee equal on an annual basis to 0.45% of average daily net assets up to $500 million and 0.35% on average daily net assets over $500 million.

     Limitation of Liability. The Sub-Advisory Agreement provides that Papp shall not be liable to Pioneer or the fund for any losses, claims, damages, liabilities or litigation incurred or suffered by Pioneer or the fund as a result of any error of judgment or mistake of law by Papp with respect to the fund, except that Papp shall be liable for and shall indemnify Pioneer and the fund from any loss arising out of or based on (i) Papp being in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the fund's prospectus or statement of additional information or any written policies, procedures, guidelines or instructions provided in writing to Papp by the trustees of the fund or Pioneer, (ii) Papp causing the fund to fail to satisfy the diversification or source of income requirements of Subchapter M of the Code by reason of an act or omission of Papp, unless acting at the direction of Pioneer, (iii) Papp's willful misfeasance, bad faith or gross negligence generally in the performance of its duties hereunder or its reckless disregard of its obligations and duties under the Sub-Advisory Agreement, or (iv) the fund being in violation of any applicable federal or state law, rule or regulation or any written policies, procedures, guidelines or instructions provided in writing to Papp by the trustees of the fund or Pioneer by reason of any action or inaction by Papp.


     Term and Termination. The Sub-Advisory Agreement shall remain in force provided its continuance is approved prior to December 31, 2005 by either (1) a majority vote of the Board or (2) the affirmative vote of a majority of the outstanding voting securities of the fund, and a majority of the independent trustees. The Sub-Advisory Agreement may be terminated at any time on not more than sixty (60) days' nor less than thirty (30) days' written notice without penalty by (a) Pioneer, (b) the fund's board of trustees, (c) a majority of the fund's outstanding voting securities, as defined in the Investment Company Act, or (d) Papp. The Sub-Advisory Agreement shall automatically terminate in the event of its assignment or upon termination of the Pioneer Management Agreement.


                    PIONEER FUNDS' CLASS A RULE 12b-1 PLAN

     As described above, the Pioneer Funds have adopted a Rule 12b-1 plan for its Class A shares (the "Class A Plan" or the "Plan"). Because the 12b-1 fees payable under each Plan are an ongoing expense, over time they may increase the cost of your investment and your shares may cost more than shares that are not subject to a distribution or service fee or sales charge.

     Compensation and Services. The Class A Plan is a reimbursement plan, and distribution expenses of PFD are expected to substantially exceed the distribution fees paid by the fund in a given year. Pursuant to the Class A Plan the fund reimburses PFD for its actual expenditures to finance any activity primarily intended to result in the sale of Class A shares or to provide services to holders of Class A shares, provided the categories of expenses for which reimbursement is made are approved by the board of trustees. The expenses of the fund pursuant to the Class A Plan are accrued daily at a rate which may not exceed the annual rate of 0.25% of the fund's average daily net assets attributable to Class A shares.

     Trustee Approval and Oversight. The Plan was approved by the board of trustees of each Pioneer Fund, including a majority of the independent trustees, by votes cast in person at meetings called for the purpose of voting on the Plan on October 6, 2003. Pursuant to the Plan, at least quarterly, PFD will provide each fund with a written report of the amounts expended under the Plan and the purpose for which these expenditures were made. The trustees review these reports on a quarterly basis to determine their continued appropriateness.


     Term, Termination and Amendment. Each Plan's adoption, terms, continuance and termination are governed by Rule 12b-1 under the Investment Company Act. The board of trustees believes that there is a reasonable likelihood that the Plans will benefit each fund and its current and future shareholders. The Plans may not be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the fund affected thereby, and material amendments of the Plans must also be approved by the trustees as provided in Rule 12b-1.


        COMPARISON OF MARYLAND CORPORATION AND DELAWARE STATUTORY TRUST

Characteristics of the Papp Funds (each, a Maryland Corporation)

     o Governance and Management. Each Papp Fund is a Maryland corporation. The governing instruments of the Papp Funds are its charter and by-laws. The business of each Fund is managed under the direction of the Papp Funds' board of directors. The directors, in addition to viewing the actions of the Funds' investment adviser, decide upon matters of general policy at their regular meetings. The officers of the Papp Funds supervise the business operations of each Fund.

     o Share Capital and Classes. Each Papp Fund is authorized to issue shares of capital stock and to increase or decrease the aggregate number of shares of capital stock or the number of shares of stock of any class that the Fund has authority to issue. Each share is entitled to one vote on all questions relating to the Fund, and each share is entitled to participate equally in dividends and capital gains distributions and in the residual assets of the respective class in the event of liquidation.


     o Meetings. Under Maryland law, the Papp Funds, as registered open-end investment companies, are not required to hold annual stockholder meetings. Unless otherwise required by the Investment Company Act, the Papp Funds have no intention of holding annual meetings of stockholders. Pursuant to the by-laws of the Papp Funds, special meetings of stockholders may be called at any time by the Chairman, President or by the board of directors or by the Secretary upon the written request of stockholders entitled to cast at least 25% of the votes entitled to be cast at such meeting, provided that such request shall state the purposes of such meeting and the matters proposed to be acted on.


     o Liability of Stockholders. Maryland law provides that stockholders of a Maryland corporation (such as the Papp Funds) are not generally subject to liability for the debts or obligations of the corporation.

Characteristics of the Pioneer Funds (each a series of a Delaware statutory trust)


     o Governance and Management. Each Pioneer Fund is a series of Pioneer Series Trust II, a Delaware statutory trust. The governing instrument of Pioneer Series Trust II is its Agreement and Declaration of Trust (the "Declaration of Trust"). The Trustees of Pioneer Series Trust II are responsible for the management and supervision of each Pioneer Fund

     o Share Capital and Classes. The Declaration of Trust of Pioneer Series Trust II permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of each Pioneer Fund without par value. As of the date of this prospectus and proxy statement, the Trustees have authorized shares of each Pioneer Fund and have authorized the issuance of five classes of shares of each Pioneer Fund, designated as Class A, Class B, Class C, Class R and Class Y. The shares of each class of the Pioneer Fund represent an equal proportionate interest in the aggregate net assets attributable to that class of the Pioneer Fund. Holders of each class of shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of each Pioneer Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares. In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of their Pioneer Fund available for distribution to these shareholders. Shares of each class entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights.

     o Meetings. Under Delaware law, Pioneer Series Trust II is not required to hold annual shareholder meetings for any Pioneer Fund. Unless otherwise required by the Investment Company Act, the Pioneer Funds have no intention of holding annual meetings of shareholders. Pursuant to the Declaration of Trust, shareholders have power to vote only on certain matters, including (a) the election and removal of trustees;
          (b) approval of any investment management agreement; (c) termination of Pioneer Series Trust II; (d) certain amendments to the Declaration of Trust; and (e) such additional matters relating to the Trust as may be required by law or as the Trustees may consider desirable.

     o Liability of Shareholders. Delaware law affords shareholders of a Delaware statutory trust the same protections afforded stockholders of a Delaware corporation, which means shareholders are not generally subject to liability for the debts or obligations of the statutory trust unless the entity's declaration of trust provides otherwise. The Declaration of Trust of Pioneer Series Trust II contains an express disclaimer of shareholder liability for acts, obligations or affairs of each Pioneer Fund and provides for indemnification out of the Pioneer Fund's assets for all losses and expenses of any shareholder held personally liable for reason of being or having been a shareholder.

                             FINANCIAL HIGHLIGHTS


     This table shows the financial performance for the past five fiscal years (or the period during which the Fund has been in operation, if less than five years) and for the most recent semi-annual period ended June 30, 2003 for each Papp Fund . Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in a Papp Fund would have increased or decreased during each period, assuming you had reinvested all dividends and distributions. The information presented for the year ended December 31, 2002 has been audited by Deloitte & Touche LLP, the Funds' independent auditors, as stated in their reports incorporated by reference in this registration statement. The information presented for each of the four years in the period ended December 31, 2001 were audited by other auditors who have ceased operations. Their report and the Papp Funds' financial statements are included in their annual and semi-annual reports, which are available upon request. The information for the semi-annual period ended June 30, 2003 has not been audited.


                                Papp Stock Fund


                                           For the Six
                                           Months Ended                            Years Ended December 31,
                                          June 30, 2003   ------------------------------------------------------------------------
                                           (unaudited)        2002           2001           2000           1999            1998
                                          -------------   -----------    -----------    -----------    ------------    -----------
Per share data:
Net asset value, beginning of period ...   $     23.87    $     31.40    $     37.09    $     42.20    $      37.36    $     29.78
Income from investment operations:
 Net investment (loss)/income ..........            --          (0.06)         (0.11)         (0.13)          (0.15)         (0.09)
 Net realized and unrealized (loss)/gain
  on investments .......................          2.21          (7.47)         (4.58)         (2.22)           5.75           8.13
                                           -----------    -----------    -----------    -----------    ------------    -----------
Total from investment operations .......          2.21          (7.53)         (4.69)         (2.35)           5.60           8.04
Less distributions:
 Dividend from net investment income ...            --             --             --             --              --             --
 Dividend from net realized gain .......            --             --          (1.00)         (2.76)          (0.76)         (0.46)
                                           -----------    -----------    -----------    -----------    ------------    -----------
Total distributions ....................            --             --          (1.00)         (2.76)          (0.76)         (0.46)
                                           -----------    -----------    -----------    -----------    ------------    -----------
Net asset value, end of period .........   $     26.08    $     23.87    $     31.40    $     37.09    $      42.20    $     37.36
                                           -----------    -----------    -----------    -----------    ------------    -----------
Total Return ...........................          9.26%        (23.98)%       (12.69)%        (6.02)%         14.99%         26.99%
                                           ===========    ===========    ===========    ===========    ============    ===========
Ratios/Supplemental Data:
Net assets, end of period ..............   $53,563,232    $52,528,226    $75,215,284    $98,472,509    $105,101,464    $98,608,333
Expenses to average net assets .........          1.25%*         1.14%          1.11%          1.09%           1.09%          1.10%
Investment income to average net assets           1.23%*         1.10%          0.91%          0.71%           0.71%          0.82%
Portfolio turnover rate ................          2.98%          3.55%          4.92%         13.33%           6.60%          9.74%


----------
*    Annualized

                           Papp America-Abroad Fund


                                          For the Six
                                          Months Ended                            Years Ended December 31,
                                         June 30, 2003   --------------------------------------------------------------------------
                                          (unaudited)        2002           2001            2000           1999            1998
                                          -----------    -----------    -----------    ------------    ------------    ------------
Per share data:
Net asset value, beginning of period ...  $     16.78    $     22.38    $     27.75    $      35.25    $      32.13    $      25.98
Income from investment operations:
 Net investment (loss)/income ..........           --          (0.19)         (0.18)          (0.22)          (0.23)          (0.05)
 Net realized and unrealized (loss)/gain
  on investments .......................         1.19          (5.41)         (4.19)          (2.19)           4.74            6.24
                                          -----------    -----------    -----------    ------------    ------------    ------------
Total from investment operations .......         1.19          (5.60)         (4.37)          (2.41)           4.51            6.19
Less distributions:
 Dividend from net investment income ...           --             --             --              --              --              --
 Dividend from net realized gain .......           --             --          (1.00)          (5.09)          (1.39)          (0.04)
                                          -----------    -----------    -----------    ------------    ------------    ------------
Total distributions ....................           --             --          (1.00)          (5.09)          (1.39)          (0.04)
                                          -----------    -----------    -----------    ------------    ------------    ------------
Net asset value, end of period .........  $     17.97    $     16.78    $     22.38    $      27.75    $      35.25    $      32.13
                                          -----------    -----------    -----------    ------------    ------------    ------------
Total Return ...........................         7.09%        (25.02)%       (15.92)%         (8.62)%         14.01%          23.83%
                                          ===========    ===========    ===========    ============    ============    ============
Ratios/Supplemental Data:
Net assets, end of period ..............  $57,386,736    $57,731,971    $99,314,845    $168,616,225    $242,610,345    $342,814,636
Expenses to average net assets(a) ......         1.25%*         1.18%          1.11%           1.08%           1.07%           1.08%
Investment income to average net assets          1.19%*         0.98%          0.84%           0.57%           0.61%           0.82%
Portfolio turnover rate ................         1.17%         10.07%          3.76%          10.78%           5.47%          24.97%


----------
*    Annualized

(a) If the Fund paid all of its expenses and there had been no reimbursement by Papp, this ratio would have been 1.26% for the period ended June 30, 2003.

                         Papp America-Pacific Rim Fund


                                            For the Six
                                            Months Ended                           Years Ended December 31,
                                           June 30, 2003   -----------------------------------------------------------------------
                                            (unaudited)        2002           2001           2000           1999           1998
                                            -----------    -----------    -----------    -----------    -----------    -----------
Per share data:
Net asset value, beginning of period .....  $     12.38    $     15.51    $     18.07    $     19.44    $     15.57    $     12.10
Income from investment operations:
 Net investment (loss)/income ............           --          (0.08)         (0.08)         (0.09)         (0.12)         (0.06)
 Net realized and unrealized (loss)/gain
  on investments .........................         1.16          (3.05)         (2.44)          0.53           3.99           3.53
                                            -----------    -----------    -----------    -----------    -----------    -----------
Total from investment operations .........         1.16          (3.13)         (2.52)          0.44           3.87           3.47
Less distributions:
 Dividend from net investment income .....           --             --             --             --             --             --
 Dividend from net realized gain .........           --             --          (0.04)         (1.81)            --             --
                                            -----------    -----------    -----------    -----------    -----------    -----------
Total distributions ......................           --             --          (0.04)         (1.81)            --             --
                                            -----------    -----------    -----------    -----------    -----------    -----------
Net asset value, end of period ...........  $     13.54    $     12.38    $     15.51    $     18.07    $     19.44    $     15.57
                                            -----------    -----------    -----------    -----------    -----------    -----------
Total Return .............................         9.37%        (20.18)%       (13.94)%         0.90%         24.86%         28.68%
                                            ===========    ===========    ===========    ===========    ===========    ===========
Ratios/Supplemental Data:
Net assets, end of period ................  $10,191,195    $11,108,056    $14,651,014    $17,636,602    $16,478,700    $14,705,830
Expenses to average net assets(a) ........         1.25%*         1.25%          1.25%          1.25%          1.25%          1.25%
Investment income to average net assets(b)         1.05%*         0.88%          0.77%          0.63%          0.58%          0.79%
Portfolio turnover rate ..................         2.28%          7.57%          7.25%         28.33%         17.52%         13.73%


----------
*    Annualized

(a) If the Fund had paid all of its expenses and there had been no reimbursement by Papp, this ratio would have been 1.66%, 1.52%, 1.40%, 1.32%, 1.39% and 1.41%, for the period ended June 30, 2003 and for the years ended December 31, 2002, 2001, 2000, 1999 and 1998, respectively.

(b)  Computed giving effect to Papp's expense limitation undertaking.

                              Papp Small-Mid Fund


                                            For the Six
                                            Months Ended                         Years Ended December 31,
                                           June 30, 2003   -------------------------------------------------------------------
                                            (unaudited)        2002          2001          2000          1999         1998(a)
                                            -----------    -----------    ----------    ----------    ----------    ----------
Per share data:
Net asset value, beginning of period .....  $     19.02    $     23.28    $    23.02    $    18.31    $    16.20    $    15.00
Income from investment operations:
 Net investment (loss)/income ............           --          (0.01)        (0.12)        (0.14)        (0.14)           --
 Net realized and unrealized (loss)/gain
  on investments .........................         2.46          (4.25)         0.38          5.89          2.25          1.20
                                            -----------    -----------    ----------    ----------    ----------    ----------
Total from investment operations .........         2.46          (4.26)         0.26          5.75          2.11          1.20
Less distributions:
 Dividend from net investment income .....           --             --            --            --            --            --
 Dividend from net realized gain .........           --             --            --         (1.04)           --            --
                                            -----------    -----------    ----------    ----------    ----------    ----------
Total distributions ......................           --             --            --         (1.04)           --            --
                                            -----------    -----------    ----------    ----------    ----------    ----------
Net asset value, end of period ...........  $     21.48    $     19.02    $    23.28    $    23.02    $    18.31    $    16.20
                                            -----------    -----------    ----------    ----------    ----------    ----------
Total Return .............................        12.93%        (18.30)%        1.13%        31.32%        13.04%         8.00%
                                            ===========    ===========    ==========    ==========    ==========    ==========
Ratios/Supplemental Data:
Net assets, end of period ................  $20,188,361    $15,659,223    $9,764,322    $6,762,147    $4,325,499    $1,566,225
Expenses to average net assets(b) ........         1.25%*         1.25%         1.25%         1.25%         1.25%         1.25%*
Investment income to average net assets(c)         0.42%*         0.37%         0.39%         0.36%         0.32%         1.01%*
Portfolio turnover rate ..................         0.94%          5.49%        10.57%        40.42%        53.07%         0.00%*


----------
*    Annualized

(a) From December 15, 1998 (date of commencement of operations) through December 31, 1998

(b) If the Fund had paid all of its expenses and there had been no reimbursement by Papp, this ratio would have been 1.45%, 1.56%, 1.69%, 1.89%, 1.68% and 1.56% for the years ended December 31, 2002, 2001, 2000,
     1999 and 1998, respectively.

(c)  Computed giving effect to Papp's expense limitation undertaking.

                      INFORMATION CONCERNING THE MEETING

Solicitation of Proxies


     In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax or in person by the directors, officers and employees of your Fund; by personnel of your Fund's investment adviser, Papp, by the Pioneer Funds' investment adviser, Pioneer, their transfer agent, PIMSS, or by broker-dealer firms. Pioneer and its affiliates, together with a third party solicitation firm, has agreed to provide proxy solicitation services to the Papp Funds at a cost of approximately $20,000. Pioneer will bear the cost of such solicitation.

     Your Funds may also arrange to have votes recorded by telephone, the Internet or other electronic means. The voting procedures used in connection with such voting methods are designed to authenticate stockholders' identities, to allow stockholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. If these procedures were subject to a successful legal challenge, such votes would not be counted at the Meeting. Your Funds are unaware of any such challenge at this time. In the case of telephone voting, stockholders would be called at the phone number the Funds have in their records for their accounts and would be asked for their Social Security number or other identifying information. The stockholders would then be given an opportunity to authorize proxies to vote their shares at the Meeting in accordance with their instructions. In the case of automated telephone and Internet voting, stockholders would be required to provide their identifying information and will receive a confirmation of their instructions.


Revoking Proxies


     A Papp Fund stockholder signing and returning a proxy has the power to revoke it at any time before it is exercised:


     o By filing a written notice of revocation with your Fund's transfer agent, Papp, at 6225 North 24th Street, Suite 150, Phoenix, Arizona 85016, or

     o By returning a duly executed proxy with a later date before the time of the Meeting, or

     o If a stockholder has executed a proxy but is present at the Meeting and wishes to vote in person, by notifying the secretary of your Fund (without complying with any formalities) at any time before it is voted.

     Being present at the Meeting alone does not revoke a previously executed and returned proxy.

Outstanding Shares and Quorum


     As of January 5, 2004, 2,029,591.610 shares of beneficial interest of Papp Stock Fund were outstanding, 2,964,537.176 shares of beneficial interest of Papp America-Abroad Fund were outstanding, 768,628.437 shares of beneficial interest of Papp America-Pacific Rim Fund were outstanding, and 1,057,507.149 shares of beneficial interest of Papp Small-Mid Fund were outstanding. Only stockholders of record on January 5, 2004 (the "record date") are entitled to notice of and to vote at the Meeting. The presence in person or by proxy by the majority of stockholders of your Fund entitled to cast votes at the Meeting will constitute a quorum.


Other Business

     Your Fund's board of directors knows of no business to be presented for consideration at the Meeting other than the four reorganization proposals. If other business is properly brought before the Meeting, proxies will be voted according to the best judgment of the persons named as proxies.

Adjournments

     If, by the time scheduled for the Meeting, a quorum of stockholders is not present or if a quorum is present but sufficient votes "for" the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Meeting with respect to one or more of the Papp Funds to another date and time, and the Meeting may be held as adjourned within a reasonable time after the date set for the original Meeting without further notice. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote all proxies in favor of the adjournment that voted in favor of the proposal or that abstained. They will vote against such adjournment those proxies required to be voted against the proposal. Broker non-votes will be disregarded in the vote for adjournment. If the adjournment requires setting a new record date or the adjournment is for more than 120 days of the original Meeting (in which case the board of directors of your Fund will set a new record date), your Fund will give notice of the adjourned meeting to its stockholders.

Stockholders' Proposals

     Your Fund is not required, and does not intend, to hold meetings of stockholders each year. Instead, meetings will be held only when and if required. Any stockholders desiring to present a proposal for consideration at the next meeting for stockholders must submit the proposal in writing, so that it is received by your Fund at 6225 North 24th Street, Suite 150, Phoenix, Arizona 85016 within a reasonable time before any meeting. If the reorganization is completed, your Fund will not hold another stockholder meeting.


Appraisal Rights


     If the reorganizations are approved at the Meeting, stockholders of your Funds will not have the right to dissent and obtain payment of the fair value of their shares because the exercise of appraisal rights is subject to the forward pricing requirements of Rule 22c-1 under the Investment Company Act, which supersede state law. Stockholders of your Funds, however, have the right to redeem their Fund shares at net asset value until the closing date of the reorganizations. After the reorganizations, stockholders of your Funds will hold shares of the Pioneer Funds which may also be redeemed at net asset value subject to deferred sales charges (if any).

                       OWNERSHIP OF SHARES OF THE FUNDS

     To the knowledge of your Fund, as of December 31, 2003, the following persons owned of record or beneficially 5% or more of the outstanding shares of each of the Papp Funds. No shares of the Pioneer Funds were outstanding as of that date.

                                Papp Stock Fund



--------------------------------------------------------------------------------
     Name and Address      % Ownership*        Type of Ownership
--------------------------------------------------------------------------------
 Charles Schwab & Co. Inc.
 101 Montgomery Street
 San Francisco, CA 94104      31.17%                 Record
--------------------------------------------------------------------------------



                           Papp America-Abroad Fund



--------------------------------------------------------------------------------
      Name and Address       % Ownership*        Type of Ownership
--------------------------------------------------------------------------------
 Charles Schwab & Co. Inc.
 101 Montgomery Street
 San Francisco, CA 94104        46.34%                 Record
--------------------------------------------------------------------------------
 National Financial Services
 1 World Financial Center
 200 Liberty Street
 New York, NY 102181            10.72%                 Record
--------------------------------------------------------------------------------



                         Papp America-Pacific Rim Fund



--------------------------------------------------------------------------------
       Name and Address         % Ownership*        Type of Ownership
--------------------------------------------------------------------------------
 Charles Schwab & Co. Inc.
 101 Montgomery Street
 San Francisco, CA 94104           32.86%                 Record
--------------------------------------------------------------------------------
 L. Roy Papp
 6225 N. 24th Street, Suite 150
 Phoenix, AZ 85016                  5.00%                 Record
--------------------------------------------------------------------------------



                              Papp Small-Mid Fund



--------------------------------------------------------------------------------
      Name and Address       % Ownership*        Type of Ownership
--------------------------------------------------------------------------------
 Charles Schwab & Co. Inc.
 101 Montgomery Street
 San Francisco, CA 94104        44.39%                 Record
--------------------------------------------------------------------------------
 National Financial Services
 1 World Financial Center
 200 Liberty Street
 New York, NY 102181            21.21%                 Record
--------------------------------------------------------------------------------



* Percentage ownership also represents pro-forma percentage ownership of the corresponding Pioneer Fund.

     As of December 31, 2003, the directors and officers of your Fund, as a group, owned in the aggregate approximately 2.40% of the 2,030,630 shares of the Papp Stock Fund outstanding on such date, approximately 1.27% of the 2,972,534 shares of the Papp America-Abroad Fund outstanding on such date, approximately 9.53% of the 770,360 shares of the Papp America-Pacific Rim
Fund outstanding on such date, and approximately 5.75% of the 1,059,854 shares of the Papp Small-Mid Fund outstanding on such date. The trustees and officers of the Pioneer Funds, as a group, owned in the aggregate less than 1% of the outstanding shares of each Pioneer Fund.

                                    EXPERTS


     The financial statements and the financial highlights of each Papp Fund for the fiscal year ended December 31, 2002 are incorporated by reference into this proxy statement and prospectus. The financial statements and financial highlights for each Papp Fund as of and for the year ended December 31, 2002 have been independently audited by Deloitte & Touche LLP as stated in their reports appearing in the statement of additional information, which is available upon request. These financial statements and financial highlights have been included in reliance on their reports given on their authority as experts in accounting and auditing.


                             AVAILABLE INFORMATION

     The Papp Funds and the Pioneer Funds are subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act and file reports, proxy statements and other information with the Securities and Exchange Commission. These reports, proxy statements and other information filed by the Funds can be inspected and copied (for a duplication fee) at the public reference facilities of the Securities and Exchange Commission at 450 Fifth Street, N.W., Washington, D.C. Copies of these materials can also be obtained by mail from the Public Reference Section of the Securities and Exchange Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. In addition, copies of these documents may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

                                   EXHIBIT A


                      AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made this __ day of January, 2004, by and between Pioneer Series Trust II, a Delaware statutory trust (the "Acquiring Trust"), on behalf of its series [Insert name of appropriate Pioneer Fund] (the "Acquiring Fund"), with its principal place of business at 60 State Street, Boston, Massachusetts 02109, and [Insert name of PAPP fund], a Maryland corporation (the "Acquired Fund"), with its executive offices at 6225 North 24th Street, Suite 150 Phoenix, Arizona 85016. The Acquiring Fund and the Acquired Fund are sometimes referred to collectively herein as the "Funds" and individually as a "Fund."

This Agreement is intended to be and is adopted as a plan of "reorganization" as such term is used in Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of (1) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for (A) the issuance of Class A shares of beneficial interest of the Acquiring Fund (collectively, the "Acquiring Fund Shares" and each, an "Acquiring Fund Share") to the Acquired Fund, and (B) the assumption by the Acquiring Fund of (i) the liabilities of the Acquired Fund that are included in the calculation of net asset value ("NAV") on the Closing Date set forth below (the "Closing Date") and (ii) the liabilities of the Acquired Fund on the Closing Date with respect to its investment operations (but not administrative or other non-investment affairs) that are both (a) not required by generally accepted accounting principles ("GAAP") to be included in the calculation of NAV and (b) are consistent with liabilities incurred by registered management investment companies in the ordinary course of their investment operations (i.e., not including any extraordinary obligations, including, but not limited to legal proceedings, stockholder claims and distribution payments) (collectively, the "Assumed Liabilities"), and (2) the distribution by the Acquired Fund, on the Closing Date or as soon thereafter as practicable, of the Acquiring Fund Shares to the stockholders of the Acquired Fund in liquidation and termination of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, Acquiring Fund and the Acquired Fund are each registered investment companies classified as management companies of the open-end type, and the Acquired Fund owns securities that are generally assets of the character in which the Acquiring Fund is permitted to invest.

WHEREAS, the Acquiring Trust is authorized to issue shares of beneficial interest.

WHEREAS, the Board of Directors of the Acquired Fund has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares, and the assumption of the Assumed Liabilities of the Acquired Fund by the Acquiring Fund are in the best interests of the Acquired Fund stockholders.

NOW, THEREFORE, in consideration of the premises of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF THE ASSUMED LIABILITIES; LIQUIDATION AND DISSOLUTION OF THE ACQUIRED FUND.

1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund will transfer all of its assets as set forth in Paragraph 1.2 (the "Acquired Assets") to the Acquiring Fund free and clear of all liens and encumbrances (other than those arising under the Securities Act of 1933, as amended (the "Securities Act"), liens for taxes not yet due and contractual restrictions on the transfer of the Acquired Assets) and the Acquiring Fund agrees in exchange therefor: (i) to issue to the Acquired Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined in the manner set forth in Paragraph 2.2; and (ii) to assume the Assumed Liabilities, as set forth in Paragraph 1.3. Such transactions shall take place at the Closing (as defined in Paragraph 3.1 below).

1.2 (a) The Acquired Assets shall consist of all of the Acquired Fund's property, including, without limitation, all portfolio securities and instruments, dividends and interest receivables, cash, goodwill, contractual rights of the Acquired Fund, all other intangible property owned by the Acquired Fund, originals or copies of all books and records of the Acquired Fund, and all other assets of the Acquired Fund on the Closing Date. The Acquiring Fund shall also be entitled to receive (or to the extent agreed upon between the Acquired Fund and the Acquiring Fund, be provided access to) copies of all records that the Acquired Fund is required to maintain under the Investment Company Act of 1940, as amended (the "Investment Company Act") and the rules of the Securities and Exchange Commission (the "Commission") thereunder to the extent such records pertain to the Acquired Fund.

(b) The Acquired Fund has provided the Acquiring Fund with a list of all of the Acquired Fund's securities and other assets as of the date of execution of this Agreement, and the Acquiring Fund has provided the Acquired Fund with a copy of the current fundamental investment policies and restrictions and fair value procedures applicable to the Acquiring Fund. The Acquired Fund reserves the right to sell any of such securities or other assets before the Closing Date (except to the extent sales may be limited by representations of the Acquired Fund contained herein and made in connection with the issuance of the tax opinion provided for in Paragraph 8.5 hereof), but will not, without the prior approval of the Acquiring Fund, acquire any additional securities of the type in which the Acquiring Fund is not permitted to invest in accordance with its fundamental investment policies and restrictions. The Acquired Fund will notify the Acquiring Fund on the fifth day prior to the Closing Date if the Acquired Fund has purchased since the date of this Agreement any securities that are valued at "fair value" under the valuation procedures of the Acquired Fund and will promptly notify the Acquiring Fund if between said fifth day prior to the Closing Date and the Closing Date if the Acquired Fund purchases any securities that are valued at "fair value".

1.3 The Acquired Fund will use commercially reasonable efforts to discharge all the Acquired Fund's known liabilities and obligations that are or will become due prior to the Closing. The Acquiring Fund shall assume all of the Assumed Liabilities at Closing.

1.4 On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund shall liquidate and distribute pro rata to its stockholders of record (the "Acquired Fund Stockholders"), determined as of the close of regular trading on the New York Stock Exchange on the Closing Date, the Acquiring Fund Shares received by the Acquired Fund pursuant to Paragraph 1.1 hereof. Such liquidation and distribution will be accomplished by the Acquired Fund transferring the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund established and maintained by the Acquiring Fund's transfer agent in the names of the Acquired Fund Stockholders and representing the respective pro rata number of the Acquiring Fund Shares due such Acquired Fund Stockholders. The Acquired Fund shall promptly provide the Acquiring Fund with evidence of such liquidation and distribution. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent for its Class A shares. The Acquired Fund Stockholders holding certificates representing their ownership of common shares of the Acquired Fund shall surrender such certificates or deliver an affidavit with respect to lost certificates in such form and accompanied by such surety bonds as the Acquired Fund may reasonably require (collectively, an "Affidavit"), to Pioneer Investment Management Stockholder Services, Inc. prior to the Closing Date. Any Acquired Fund share certificate which remains outstanding on the Closing Date shall be deemed to be cancelled, shall no longer evidence ownership of stock of the Acquired Fund, but shall evidence ownership of Acquiring Fund Shares as determined in accordance with Paragraph 1.1. Unless and until any such certificate shall be so surrendered or an Affidavit relating thereto shall be delivered by an Acquired Fund Stockholder, dividends and other distributions payable by the Acquiring Fund subsequent to the Liquidation Date with respect to Acquiring Fund Shares shall be paid to such Acquired Fund Stockholder, but such Acquired Fund Stockholder may not redeem or transfer Acquiring Fund Shares received in the Reorganization. The Acquiring Fund will not issue share certificates in the Reorganization.

1.6 Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7 The Acquired Fund shall effect, following the Closing Date, the transfer of the Acquired Assets by the Acquired Fund to the Acquiring Fund, the assumption of the Assumed Liabilities by the Acquiring Fund, and the distribution of the Acquiring Fund Shares by the Acquired Fund to the Acquired Fund Stockholders pursuant to Paragraph 1.4, and, as soon as reasonably possible thereafter, the Acquired Fund shall be dissolved under the laws of the State of Maryland and in accordance with the Acquired Fund's Charter and By-Laws.

1.8 Any reporting responsibility of the Acquired Fund for taxable periods ending on or before the dissolution of the Acquired Fund, including, but not limited to, the responsibility for filing of regulatory reports, Tax Returns (as defined in Paragraph 4.1), or other documents with the Commission, any state securities commissions, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2. VALUATION

2.1 The NAV of the Acquiring Fund Shares and the NAV of the Acquired Assets shall, in each case, be determined as of the close of business (4:00 p.m., Boston time) on the Closing Date (the "Valuation Time"). The NAV of each Acquiring Fund Share shall be computed by Pioneer Investment Management, Inc. (the "Acquiring Fund Adviser") in the manner set forth in the

Acquiring Fund's Declaration of Trust (the "Declaration"), or By-Laws, and the Acquiring Fund's then-current prospectus and statement of additional information; provided, however, if the Acquiring Fund has no assets as of the Closing Date (other than a nominal amount of assets represented by shares issued to the Acquiring Fund Adviser, or its affiliate, as the initial stockholder of the Acquiring Fund), the NAV of each Acquiring Fund Share shall be the same as the NAV of each share of common stock of the Acquired Fund. The NAV of the Acquired Assets shall be computed by Compass Bank (the "Acquired Fund Custodian") by calculating the value of the Acquired Assets and by subtracting therefrom the amount of the liabilities of the Acquired Fund on the Closing Date included on the face of the Statement of Assets and Liabilities of the Acquired Fund delivered pursuant to Section 5.7 (the "Statement of Assets and Liabilities"), said assets and liabilities to be valued in the manner set forth in the Acquired Fund's then current prospectus and statement of additional information. The Acquiring Fund Adviser shall confirm the NAV of the Acquired Assets.

2.2 The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Assets and the assumption of the Assumed Liabilities shall be determined by the Acquiring Fund Adviser by dividing the NAV of the Acquired Assets, as determined in accordance with Paragraph 2.1, by the NAV of each Acquiring Fund Share, as determined in accordance with Paragraph 2.1.

2.3 The Acquiring Fund and the Acquired Fund shall cause the Acquiring Fund Adviser and the Acquired Fund, respectively, to deliver a copy of its valuation report, reviewed by its independent accountants, to the other party at Closing. All computations of value shall be made by the Acquiring Fund Adviser and the Acquired Fund Custodian in accordance with its regular practice as custodian and pricing agent for the Acquired Fund.

3. CLOSING AND CLOSING DATE

3.1 The Closing Date shall be February 20, 2004 or such later date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of 5:00 p.m. (Eastern time) on the Closing Date unless otherwise provided (the "Closing"). The Closing shall be held at the offices of Hale and Dorr LLP, 60 State Street, Boston, Massachusetts, or at such other place as the parties may agree.

3.2 Portfolio securities that are not held in book-entry form in the name of the Acquired Fund Custodian as record holder for the Acquired Fund shall be presented by the Acquired Fund to Brown Brothers Harriman & Co. (the "Acquiring Fund Custodian") for examination no later than three business days preceding the Closing Date. Portfolio securities which are not held in book-entry form shall be delivered by the Acquired Fund to the Acquiring Fund Custodian for the account of the Acquiring Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. Portfolio securities held of record by the Acquired Fund Custodian in book-entry form on behalf of the Acquired Fund shall be delivered to the Acquiring Fund by the Acquired Fund Custodian by recording the transfer of beneficial ownership thereof on the Acquired Fund Custodian's records.

3.3 The Acquiring Fund Custodian shall deliver within one business day after the Closing a certificate of an authorized officer stating that: (a) the Acquired Assets have been delivered in proper form to the Acquiring Fund on the Closing Date, and (b) all necessary transfer taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made in conjunction with the delivery of portfolio securities as part of the Acquired Assets. Any cash delivered shall be in the form of currency or by the Acquired Fund Custodian crediting the Acquiring Fund's account maintained with the Acquiring Fund Custodian with immediately available funds by wire transfer pursuant to instruction delivered prior to Closing.

3.4 In the event that on the Closing Date (a) the New York Stock Exchange is closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on such exchange or elsewhere is disrupted so that accurate appraisal of the NAV of the Acquiring Fund Shares or the Acquired Assets pursuant to Paragraph 2.1 is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.5 The Acquired Fund shall deliver at the Closing a list of the names, addresses, federal taxpayer identification numbers and backup withholding and nonresident alien withholding status and certificates of the Acquired Fund Stockholders and the number and percentage ownership of outstanding shares of beneficial interest of the Acquired Fund owned by each such Acquired Fund Stockholder as of the Valuation Time, certified by the President or a Secretary of the Acquired Fund and its Treasurer, Secretary or other authorized officer (the "Stockholder List") as being an accurate record of the information (a) provided by the Acquired Fund Stockholders, (b) provided by the Acquired Fund Custodian, or (c) derived from the Acquired Fund's records by such officers or one of the Acquired Fund's service providers. The Acquiring Fund shall issue and deliver to the Acquired Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the

Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

4. REPRESENTATIONS AND WARRANTIES

4.1 Except as set forth on Schedule 4.1 hereto, the Acquired Fund represents, warrants and covenants to the Acquiring Fund, which representations, warranties and covenants will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:

(a) The Acquired Fund is a corporation validly existing and in good standing under the laws of the State of Maryland and has the power to own all of its properties and assets and, subject to approval by the Acquired Fund Stockholders, to perform its obligations under this Agreement. The Acquired Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. The Acquired Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

(b) The Acquired Fund is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect. The Acquired Fund is a diversified investment company under the Investment Company Act;

(c) The Acquired Fund is not in violation of, and the execution, delivery and performance of its obligations under this Agreement in respect of the Acquired Fund will not result in a violation of, any provision of its Charter or By-Laws or any material agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquired Fund to which the Acquired Fund is a party or by which the Acquired Fund or its assets are bound;

(d) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquired Fund or any of the Acquired Fund's properties or assets. The Acquired Fund knows of no facts which might form a reasonable basis for the institution of such proceedings. The Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially adversely affects the Acquired Fund's business or its ability to consummate the transactions herein contemplated. Schedule 4.1 lists any order, decree or judgment of any court or governmental body which will be binding upon the Acquiring Fund as the successor to the Acquired Fund and which can be reasonably expected to have an adverse effect on the Acquired Fund;

(e) The Acquired Fund has no material contracts or other commitments (other than this Agreement or agreements for the purchase and sale of securities entered into in the ordinary course of business and consistent with its obligations under this Agreement) which will not be terminated at or prior to the Closing Date and no such termination will result in liability to the Acquired Fund (or the Acquiring Fund);

(f) The statement of assets and liabilities of the Acquired Fund, and the related statements of income and changes in net asset value as of and for the period ended December 31, 2002 has been audited by Deloitte & Touche LLP, independent certified public accountants, and are in accordance with GAAP consistently applied and fairly reflect, in all material respects, the financial condition of the Acquired Fund as of such dates and the results of its operations for the periods then ended, and all known liabilities, whether actual or contingent, of the Acquired Fund as of the respective dates thereof are disclosed therein. The Statement of Assets and Liabilities of the Acquired Fund to be delivered as of the Closing Date pursuant to Paragraph 5.7 will be in accordance with GAAP consistently applied and will fairly reflect, in all material respects, the financial condition of the Acquired Fund as of such date and the results of its operations for the period then ended. Except for the Assumed Liabilities, the Acquired Fund will not have any known or contingent liabilities on the Closing Date. No significant deficiency, material weakness, fraud, significant change or other factor that could significantly affect the internal controls of the Acquired Fund has been disclosed or is required to be disclosed in the Acquired Fund's reports on Form N-SAR or Form N-CSR to enable the chief executive officer and chief financial officer or other officers of the Acquired Fund to make the certifications required by the Sarbanes-Oxley Act, and no deficiency, weakness, fraud, change, event or other factor exists that is required to be disclosed in the Acquiring Fund's Form N-CSR after the Closing Date;

(g) Since December 31, 2002, except as specifically disclosed in the Acquired Fund's prospectus, statement of additional information as in effect on the date of this Agreement, or in the Acquired Fund's semi-annual report for the period ended June 30, 2003, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities, business or prospects, or any incurrence by the Acquired Fund of indebtedness, except for normal contractual obligations incurred in the ordinary course of business or in connection with the settlement of purchases and sales of portfolio securities. For the purposes of this subparagraph (g) (but not for any other purpose of this Agreement), a change in NAV per share of the Acquired Fund arising out of its normal investment operations or a change in market values of securities in the Acquired

      Fund's portfolio or a change in net assets of the Acquired Fund as a result of stock issuances or redemptions shall not constitute a material adverse change;

(h) (A) For each taxable year of its operation since its inception (including the current taxable year), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has elected to be treated as such and will qualify as such as of the Closing Date and will satisfy the diversification requirements of Section 851(b)(3) of the Code without regard to the last sentence of Section 851(d) of the Code. The Acquired Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquired Fund to fail to qualify as a regulated investment company under the Code;

            (B) Within the times and in the manner prescribed by law, the Acquired Fund has properly filed on a timely basis all Tax Returns that it was required to file, and all such Tax Returns were complete and accurate in all respects. The Acquired Fund has not been informed by any jurisdiction that the jurisdiction believes that the Acquired Fund was required to file any Tax Return that was not filed; and the Acquired Fund does not know of any basis upon which a jurisdiction could assert such a position;

            (C) The Acquired Fund has timely paid, in the manner prescribed by law, all Taxes (as defined below), which were due and payable or which were claimed to be due;

            (D) All Tax Returns filed by the Acquired Fund constitute complete and accurate reports of the respective Tax liabilities and all attributes of the Acquired Fund or, in the case of information returns and payee statements, the amounts required to be reported, and accurately set forth all items required to be included or reflected in such returns;

            (E) Except as set forth on a Disclosure Schedule to this Agreement, the Acquired Fund has not waived or extended any applicable statute of limitations relating to the assessment or collection of Taxes;

            (F) The Acquired Fund has not been notified that any examinations of the Tax Returns of the Acquired Fund are currently in progress or threatened, and no deficiencies have been asserted or assessed against the Acquired Fund as a result of any audit by the Internal Revenue Service or any state, local or foreign taxing authority, and no such deficiency has been proposed or threatened;

            (G) The Acquired Fund has no actual or potential liability for any Tax obligation of any taxpayer other than itself. Acquired Fund is not and has never been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary Tax Returns. The Acquired Fund is not a party to any Tax allocation, sharing, or indemnification agreement;

            (H) The unpaid Taxes of the Acquired Fund for tax periods through the Closing Date do not exceed the accruals and reserves for Taxes (excluding accruals and reserves for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the Statement of Assets and Liabilities, other than as described in any notes thereto (the "Tax Reserves"). All Taxes that the Acquired Fund is or was required by law to withhold or collect have been duly withheld or collected and, to the extent required, have been timely paid to the proper governmental agency;

            (I) The Acquired Fund has delivered to the Acquiring Fund or made available to the Acquiring Fund complete and accurate copies of all Tax Returns of the Acquired Fund, together with all related examination reports and statements of deficiency for all periods not closed under the applicable statutes of limitations and complete and correct copies of all private letter rulings, revenue agent reports, information document requests, notices of proposed deficiencies, deficiency notices, protests, petitions, closing agreements, settlement agreements, pending ruling requests and any similar documents submitted by, received by or agreed to by or on behalf of the Acquired Fund. The Acquired Fund has disclosed on its federal income Tax Returns all positions taken therein that could give rise to a substantial understatement of federal income Tax within the meaning of Section 6662 of the Code;

            (J) The Acquired Fund has not undergone, has not agreed to undergo, and is not required to undergo (nor will it be required as a result of the transactions contemplated in this Agreement to undergo) a change in its method of accounting resulting in an adjustment to its taxable income pursuant to Section 481 of the Code. The Acquired Fund will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or prior to the Closing Date under Section 481(c) of the Code (or any corresponding or similar provision of state, local or foreign income Tax law); (ii) "closing agreement" as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax law) executed on or prior to the Closing Date; (iii) installment sale or open transaction disposition made on or prior to the Closing Date; or (iv) prepaid amount received on or prior to the Closing Date;

            (K) The Acquired Fund has not taken or agreed to take any action that would prevent the Reorganization from constituting a reorganization qualifying under Section 368(a)(1)(F) of the Code. The Acquired Fund is not aware of any agreement, plan or other circumstance that would prevent the Reorganization from qualifying as a reorganization under Section 368(a)(1)(F) of the Code;

            (L) There are (and as of immediately following the Closing there will be) no liens on the assets of the Acquired Fund relating to or attributable to Taxes, except for Taxes not yet due and payable;

            (M) The Tax bases of the assets of the Acquired Fund are accurately reflected on the Acquired Fund's Tax books and records;

            (N) The Acquired Fund has not incurred (or been allocated) an "overall foreign loss" as defined in Section 904(f)(2) of the Code which has not been previously recaptured in full as provided in Sections 904(f)(2) and/or 904(f)(3) of the Code;

            (O) The Acquired Fund is not a party to a gain recognition agreement under Section 367 of the Code;

            (P) The Acquired Fund does not own any interest in an entity that is characterized as a partnership for income tax purposes;

            (Q) The Acquired Fund's Tax attributes are not limited, and will not be limited as a result of the Reorganization, under the Code (including but not limited to any capital loss carry forward limitations under Sections 382 or 383 of the Code and the Treasury Regulations thereunder) or comparable provisions of state law; and

            (R) For purposes of this Agreement, "Taxes" shall mean all taxes, charges, fees, levies or other similar assessments or liabilities, including without limitation income, gross receipts, ad valorem, premium, value-added, excise, real property, personal property, sales, use, transfer, withholding, employment, unemployment, insurance, social security, business license, business organization, environmental, workers compensation, payroll, profits, license, lease, service, service use, severance, stamp, occupation, windfall profits, customs, duties, franchise and other taxes imposed by the United States of America or any state, local or foreign government, or any agency thereof, or other political subdivision of the United States or any such government, and any interest, fines, penalties, assessments or additions to tax resulting from, attributable to or incurred in connection with any tax or any contest or dispute thereof; and "Tax Returns" shall mean all reports, returns, declarations, statements or other information required to be supplied to a governmental or regulatory authority or agency, or to any other person, in connection with Taxes and any associated schedules or work papers produced in connection with such items.

(i) The authorized capital of the Acquired Fund consists of ______ shares of common stock, $0.01 par value per share. All issued and outstanding shares of common stock of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Acquired Fund. All of the issued and outstanding shares of common stock of the Acquired Fund will, at the time of Closing, be held of record by the persons and in the amounts set forth in the Stockholder List submitted to the Acquiring Fund pursuant to Paragraph 3.5 hereof. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares of common stock, nor is there outstanding any security convertible into any of its shares of common stock of the Acquired Fund;

(j) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Assets, and full right, power and authority to sell, assign, transfer and deliver the Acquired Assets to the Acquiring Fund, and, upon delivery and payment for the Acquired Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, except such restrictions as might arise under the Securities Act;

(k) The Acquired Fund has the power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of the Acquired Fund's Board of Directors, and, subject to the approval of the Acquired Fund Stockholders, assuming due authorization, execution and delivery by the Acquiring Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

(l) The information to be furnished by the Acquired Fund to the Acquiring Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby and any information necessary to compute the total return of the Acquired Fund shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto;

(m) The information included in the proxy statement (the "Proxy Statement") forming part of the Acquiring Trust's Registration Statement on Form N-14 filed in connection with this Agreement (the "Registration Statement") that has been furnished by the Acquired Fund to the Acquiring Trust for inclusion in the Registration Statement, on the effective date of that Registration Statement and on the Closing Date, will conform in all material respects to the applicable requirements of the Securities Act, the Securities Exchange Act of 1934 as amended (the "Exchange Act"), and the Investment Company Act and the rules and regulations of the Commission thereunder and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(n) Upon the effectiveness of the Registration Statement, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement;

(o) To the Acquired Fund's knowledge, all of the issued and outstanding shares of common stock of the Acquired Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws, except as may have been previously disclosed in writing to the Acquiring Fund;

(p) The prospectus and statement of additional information of the Acquired Fund, each dated May 1, 2003 (collectively, the "Acquired Fund Prospectus"), and any amendments or supplements thereto, furnished to the Acquiring Fund, did not as of their dates or the dates of their distribution to the public contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which such statements were made, not misleading;

(q) The Acquired Fund currently complies in all material respects with and since its organization has complied in all material respects with the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Exchange Act, state "Blue Sky" laws and all other applicable federal and state laws or regulations. The Acquired Fund currently complies in all material respects with, and since its organization has complied in all material respects with, all investment objectives, policies, guidelines and restrictions and any compliance procedures established by the Acquired Fund. All advertising and sales material used by the Acquired Fund complies in all material respects with and has complied in all material respects with the applicable requirements of the Securities Act, the Investment Company Act, the rules and regulations of the Commission, and, to the extent applicable, the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD") and any applicable state regulatory authority. All registration statements, prospectuses, reports, proxy materials or other filings required to be made or filed with the Commission, the NASD or any state securities authorities by the Acquired Fund have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, reports, proxy materials and other filings under the Securities Act, the Exchange Act and the Investment Company Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder and
      (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading;

(r) The Acquired Fund has previously provided to the Acquiring Fund (and at the Closing will provide an update through the Closing Date of such information) data which supports a calculation of the Acquired Fund's total return for all periods since the organization of the Acquired Fund. Such data has been prepared in accordance in all material respects with the requirements of the Investment Company Act and the regulation thereunder and the rules of the NASD;

(s) Neither the Acquired Fund nor, to the knowledge of the Acquired Fund, any "affiliated person" of the Acquired Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the knowledge of the Acquired Fund, has any affiliated person of the Acquired Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act") or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the Investment Company Act; and

(t) The Acquired Fund Tax Representation Certificate to be delivered by the Acquired Fund to the Acquiring Fund and Hale and Dorr LLP at the Closing pursuant to Paragraph 7.4 (the "Acquired Fund Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

4.2 Except as set forth on Schedule 4.2 hereto, the Acquiring Trust on behalf of the Acquiring Fund represents, warrants and covenants to the Acquired Fund, which representations, warranties and covenants will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:

(a) The Acquiring Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware. The Acquiring Fund is a duly established and designated series of the Acquiring Trust and has the power to own all of its properties and assets and to perform the obligations under this Agreement. The Acquiring Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. The Acquiring Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted. The Acquiring Fund will have no issued or outstanding shares prior to the Closing Date other than those issued to Pioneer Investment Management, Inc. (or one of its affiliates) and will have had no investment operations prior to the Closing Date;

(b) The Acquiring Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

(c) The Acquiring Trust's registration statement on Form N-1A that will be in effect on the Closing Date, and the prospectus and statement of additional information of the Acquiring Fund included therein, will conform in all material respects with the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder, and did not as of its date and will not as of the Closing Date contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

(d) The Registration Statement, the Proxy Statement and statement of additional information with respect to the Acquiring Fund, each dated January 16, 2004, and any amendments or supplements thereto on or prior to the Closing Date included in the Registration Statement (other than written information furnished by the Acquired Fund for inclusion therein, as covered by the Acquired Fund's warranty in Paragraph 4.1(m) hereof) will conform in all material respects to the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder. Neither the Registration Statement nor the Proxy Statement (other than written information furnished by the Acquired Fund for inclusion therein, as covered by the Acquired Fund's warranty in Paragraph 4.1(m) hereof) includes any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(e) The Acquiring Fund is not in violation of, and the execution and delivery of this Agreement and performance of its obligations under this Agreement will not result in a violation of, any provisions of the Declaration of Trust or by-laws of the Acquiring Fund or any material agreement, indenture, instrument, contract, lease or other undertaking with respect to which the Acquiring Fund is a party or by which the Acquiring Fund or any of its assets is bound;

(f) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened against the Acquiring Fund or any of the Acquiring Fund's properties or assets. The Acquiring Fund knows of no facts which might form a reasonable basis for the institution of such proceedings. The Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially adversely affects the Acquiring Fund's business or its ability to consummate the transactions contemplated herein;

(g) The Acquiring Fund intends to elect to qualify as a regulated investment company under Section 851 of the Code and will meet on the Closing Date the requirements of subchapter M of the Code for qualification and treatment as a regulated investment company. The Acquiring Fund currently complies in all material respects with and since its organization has complied in all material respects with the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Exchange Act, state "Blue Sky" laws and all other applicable federal and state laws or regulations. The Acquiring Fund currently complies in all material respects with, and since its organization has complied in all material respects with, all investment objectives, policies, guidelines and restrictions and any compliance procedures established by the Acquiring Fund with respect to the Acquiring Fund. All advertising and sales material used by the Acquired Fund complies in all material respects with and has complied in all material respects with the applicable requirements of the Securities Act, the Investment Company Act, the rules and regulations of the Commission, and, to the extent applicable, the Conduct Rules of the NASD and any applicable state regulatory authority. All registration statements, prospectuses, reports, proxy materials or other filings required to be made or filed with the Commission, the NASD or any state securities authorities by the Acquiring Fund have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, reports, proxy materials and other filings under the Securities Act, the Exchange Act and the Investment Company Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder and
      (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading;

(h) The authorized capital of the Acquiring Fund consists of an unlimited number of shares of beneficial interest, no par value per share. As of the Closing Date, the Acquiring Fund will be authorized to issue an unlimited number of shares of beneficial interest, no par value per share, the shares of which will be divided into Class A, B, C, Y and R shares, each having the characteristics described in the Acquiring Fund prospectuses. The Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Stockholders pursuant to the terms of this Agreement, will have been duly authorized on the Closing Date and, when so issued and delivered, will be duly and validly issued, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any of the Acquiring Fund Shares;

(i) The Acquiring Fund has the trust power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement by the Acquiring Fund has been duly authorized by all necessary action on the part of the Acquiring Fund and its Board of Trustees and the sole initial shareholder, and, assuming due authorization, execution and delivery by the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

(j) The information to be furnished by the Acquiring Fund or the Acquiring Fund Adviser for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto or the requirements of any form for which its use is intended, and shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading;

(k) No consent, approval, authorization or order of or filing with any court or governmental authority is required for the execution of this Agreement or the consummation of the transactions contemplated by the Agreement by the Acquiring Fund, except for the registration of the Acquiring Fund Shares under the Securities Act and the Investment Company Act;

(l) The Acquiring Fund has not taken or agreed to take any action that would prevent the Reorganization from constituting a reorganization qualifying under Section 368(a)(1)(F) of the Code. The Acquiring Fund is not aware of any agreement, plan or other circumstance that would prevent the Reorganization from qualifying as a reorganization under Section 368(a)(1)(F) of the Code.

(m) Neither the Acquiring Fund nor, to the knowledge of the Acquiring Fund, any "affiliated person" of the Acquiring Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the knowledge of the Acquiring Fund, has any affiliated person of the Acquiring Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act of 1940 or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the Investment Company Act; and

(n) The Acquiring Fund Tax Representation Certificate to be delivered by the Acquiring Fund to the Acquired Fund and Hale and Dorr LLP at Closing pursuant to Section 6.3 (the "Acquiring Fund Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

5. COVENANTS OF EACH OF THE ACQUIRING FUND AND THE ACQUIRED FUND

5.1 The Acquired Fund will operate the Acquired Fund's business in the ordinary course between the date hereof and the Closing Date. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions necessary or advisable (except to the extent dividends or distributions that are not customary may be limited by representations made in connection with the issuance of the tax opinion described in Paragraph 8.5 hereof), in each case payable either in cash or in additional shares.

5.2 The Acquired Fund will call a special meeting of Acquired Fund Stockholders to consider approval of this Agreement and act upon the matters set forth in the Proxy Statement.

5.3 The Acquiring Fund will prepare the notice of meeting, form of proxy and Proxy Statement (collectively, "Proxy Materials") to be used in connection with such meeting, and will promptly prepare and file with the Commission the Registration Statement on Form N-14 relating to the Reorganization. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of the Registration Statement in compliance with the Securities Act, the Exchange Act, and the Investment Company Act.

5.4 The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired by the Acquired Fund for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.5 The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requires concerning the beneficial ownership of the Acquired Fund's shares of common stock.

5.6 Subject to the provisions of this Agreement, each of the Acquired Fund and the Acquiring Fund will take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by this Agreement.

5.7 The Acquired Fund shall furnish to the Acquiring Fund on the Closing Date the Statement of Assets and Liabilities of the Acquired Fund as of the Closing Date setting forth the NAV of the Acquired Assets as of the Valuation Time, which statement shall be prepared in accordance with GAAP consistently applied and certified by the Acquired Fund's Treasurer or Assistant Treasurer. As promptly as practicable, but in any case within 30 days after the Closing Date, the Acquired Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, and of any capital loss carryovers and other items that will be carried over to the Acquiring Fund under the Code, and which statement will be certified by the Treasurer of the Acquired Fund.

5.8 Neither the Acquired Fund nor the Acquiring Fund shall take any action that is inconsistent with the representations set forth in, with respect to the Acquired Fund, the Acquired Fund Tax Representation Certificate, and with respect to the Acquiring Fund, the Acquiring Fund Tax Representation Certificate.

5.9 The Acquired Fund shall maintain errors and omissions insurance covering management to the Acquired Fund prior to and including the Closing Date.

5.10 From and after the date of this Agreement and until the Closing Date, each of the Funds shall use its commercially reasonable efforts to cause the Reorganization to qualify, and will not knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken which action or failure to act could prevent the Reorganization from qualifying as a reorganization under the provisions of Section 368(a) of the Code. The parties hereby adopt this Agreement as a "plan of reorganization" within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the income tax regulations promulgated under the Code. Unless otherwise required pursuant to a "determination" within the meaning of Section 1313(a) of the Code, the parties hereto shall treat and report the transactions contemplated hereby as a reorganization within the meaning of Section 368(a)(1)(F) of the Code, and shall not take any position inconsistent with such treatment.

5.11 From and after the date of this Agreement and through the time of the Closing on the Closing Date, the Acquired Fund shall use its commercially reasonable efforts to cause the Acquired Fund to qualify, and will not knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken which action or failure to act could prevent the Acquired Fund from qualifying as a regulated investment company under the provisions of Subchapter M of the Code.

5.12 From and after the Closing Date, the Acquiring Fund shall use its commercially reasonable efforts to cause the Acquiring Fund to qualify, and will not knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken which action or failure to act could prevent the Acquiring Fund from qualifying as a regulated investment company under the provisions of Subchapter M of the Code.

5.13 The Acquired Fund shall prepare, or cause to be prepared all Tax Returns of the Acquired Fund for taxable periods that end before the Closing Date and shall timely file, or cause to be timely filed, all such Tax Returns. Acquired Fund shall make any payments of Taxes required to be made with respect to any such Tax Returns.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions, unless waived by the Acquired Fund in writing:

6.1 All representations and warranties by the Acquiring Trust on behalf of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

6.2 The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in its name by the Acquiring Trust's President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust on behalf of the Acquiring Fund contained in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to closing in this Paragraph 6 have been met, and as to such other matters as the Acquired Fund shall reasonably request;

6.3 The Acquiring Fund shall have delivered to the Acquired Fund and Hale and Dorr LLP an Acquiring Fund Tax Representation Certificate, satisfactory to the Acquired Fund and Hale and Dorr LLP, substantially in the form attached to this Agreement as Annex A, concerning certain tax-related matters with respect to the Acquiring Fund; and

6.4 The Acquired Fund shall have received at the Closing a favorable opinion of counsel, who may be an employee or officer of Pioneer Investment Management, Inc. (based upon or subject to such representations, assumptions and limitations as such counsel may deem appropriate or necessary), dated as of the Closing Date, in a form reasonably satisfactory to Acquired Fund.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions, unless waived by the Acquiring Fund in writing:

7.1 All representations and warranties of the Acquired Fund contained in this Agreement by the Acquired Fund shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

7.2 The Acquired Fund shall have delivered to the Acquiring Fund the Statement of Assets and Liabilities of the Acquired Fund pursuant to Paragraph 5.7, together with a list of its portfolio securities showing the federal income tax bases and holding periods of such securities, as of the Closing Date, certified by the Acquired Fund's Treasurer or Assistant Treasurer;

7.3 The Acquired Fund, shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the name of Acquired Fund by its President or Secretary and a Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund contained in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to closing in this Section 7 have been met, and as to such other matters as the Acquiring Fund shall reasonably request;

7.4 The Acquired Fund shall have delivered to the Acquiring Fund and Hale and Dorr LLP an Acquired Fund Tax Representation Certificate, satisfactory to the Acquiring Fund and Hale and Dorr LLP, substantially in the form attached to this Agreement as Annex B, concerning certain tax-related matters with respect to the Acquired Fund;

7.5 The Acquiring Fund shall have received at the Closing a favorable opinion of counsel, dated as of the Closing Date, in a form reasonably satisfactory to Acquiring Fund; and

7.6 With respect to the Acquired Fund, the Board of Directors of the Acquired Fund shall have determined that the Reorganization is in the best interests of the Acquired Fund and that the interests of the existing the Acquired Fund Stockholders would not be diluted as a result of the Reorganization.

8. FURTHER CONDITIONS PRECEDENT

If any of the conditions set forth below do not exist on or before the Closing Date with respect to either party hereto, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1 The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the Acquired Fund Stockholders in accordance with the provisions of the Acquired Fund's Charter and By-Laws, and certified copies of the resolutions evidencing such approval by the Acquired Fund's stockholders shall have been delivered by the Acquired Fund to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither party hereto may waive the conditions set forth in this Paragraph 8.1;

8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by either party hereto to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either party hereto, provided that either party may waive any such conditions for itself;

8.4 Each of the Acquiring Trust's Registration Statement on Form N-14 and the Registration Statement on Form N-1A (and reflecting the Acquiring Fund as the accounting successor of the Acquired Fund and including the performance of the Acquired Fund's sole existing class of stock as the historical performance of the Acquiring Fund's Class A, Class B, Class C, Class R and Class Y shares) shall have become effective under the Securities Act and no stop orders suspending the effectiveness of either of such Registration Statements shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act;

8.5 The parties shall have received an opinion of Hale and Dorr LLP, satisfactory to the Acquiring Fund and the Acquiring Fund and subject to customary assumptions and qualifications, substantially to the effect that for federal income tax purposes the acquisition by the Acquiring Fund of the Acquired Assets solely in exchange for the issuance of Acquiring Fund Shares to the Acquired Fund and the assumption of the Assumed Liabilities by the Acquiring Fund, followed by the distribution by the Acquired Fund, in liquidation of the Acquired Fund, of Acquiring Fund Shares to the Acquired Fund Stockholders in exchange for their shares of beneficial interest of the Acquired Fund and the termination of the Acquired Fund, will constitute a "reorganization" within the meaning of Section 368(a) of the Code.

9. BROKERAGE FEES AND EXPENSES

9.1 Each party hereto represents and warrants to the other party hereto that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2 The parties have been informed by Pioneer Investment Management, Inc. that it will pay certain expenses of the Acquired Fund incurred in connection with the Reorganization (including, but not limited to, the preparation, printing and mailing of any and all shareholder notices, communications, proxy statements, and necessary filings with the SEC or any other governmental authority in connection with the Reorganization). Except for the foregoing, the Acquiring Fund and the Acquired Fund shall each bear its own expenses in connection with the transactions contemplated by this Agreement.

10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1 The Acquiring Fund and the Acquired Fund each agree that neither party has made any representation, warranty or covenant not set forth herein or referred to in Paragraphs 4.1 or 4.2 hereof and that this Agreement constitutes the entire agreement between the parties.

10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated under Sections 1.1, 1.3, 1.4, 1.7, 9, 10, 13 and 14.

11. TERMINATION

11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Acquired Fund. In addition, either party may at its option terminate this Agreement at or prior to the Closing Date:

(a) because of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed at or prior to the Closing Date;

(b) because of a condition herein expressed to be precedent to the obligations of the terminating party which has not been met and which reasonably appears will not or cannot be met;

(c) by resolution of the Acquiring Fund's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquiring Fund's stockholders;

(d) by resolution of the Acquired Fund's Board of Directors if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquired Fund Stockholders;

(e) if the transactions contemplated by this Agreement shall not have occurred on or prior to May 30, 2004 or such other date as the parties may mutually agree upon in writing; or

(f) if the Subadvisory Agreement by and between Pioneer Investment Management, Inc., and L. Roy Papp & Associates, LLP, has not been approved in accordance with Section 15 of the Investment Company Act or has not been otherwise executed at the Closing Date.

11.2 In the event of any such termination, there shall be no liability for damages on the part of the Acquiring Fund or the Acquired Fund, or the Directors, Trustees or officers of the Acquiring Trust or the Acquired Fund, but, subject to Paragraph 9.2, each party shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

12. AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Fund and the Acquiring Trust; provided, however, that following the meeting of the Acquired Fund Stockholders called pursuant to Paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions regarding the method for determining the number of Acquiring Fund Shares to be received by the Acquired Fund Stockholders under this Agreement to the detriment of the Acquired Fund Stockholders without their further approval; provided that nothing contained in this Section 12 shall be construed to prohibit the parties from amending this Agreement to change the Closing Date.

13. NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquired Fund, c/o L. Roy Papp & Associates, LLP, 6225 North 24th Street, Suite 150, Phoenix, Arizona 85016,
Attention: Julie A. Hein, with copies to Bell, Boyd & Lloyd LLC, 1615 L Street, N.W. Washington, D. C. 20036, Attention: Stacy H. Winick, Esq., and the Acquiring Fund c/o Pioneer Investment Management, Inc., 60 State Street, Boston, Massachusetts 02109, Attention: Dorothy E. Bourassa, Esq., with copies to Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, Attention: David C. Phelan, Esq.

14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the prior written consent of the other party hereto. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, or other entity, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5 It is expressly agreed that the obligations of the Acquiring Fund and the Acquired Trust shall not be binding upon any of their respective Directors, Trustees, stockholders, nominees, officers, agents or employees personally, but bind only to the trust property of the Acquiring Fund or the Acquired Fund, as the case may be, as provided in the trust instruments of the Acquiring Fund and Articles of Organization of the Acquired Fund, respectively. The execution and delivery of this Agreement have been authorized by the Trustees of the Acquiring Trust and the Board of Directors of the Acquired Fund and this Agreement has been executed by authorized officers of the Acquiring Trust and the Acquired Fund, acting as such, and neither such authorization by such Trustees or Directors nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to imposed any liability on any of them personally, but shall bind only the trust property of the Acquiring Fund and the Acquired Fund, as the case may be, as provided in the trust instruments of the Acquiring Trust or the Charter of the Acquired Fund, respectively.

14.6 The Acquired Fund shall indemnify and hold harmless the Acquiring Fund and all its respective affiliates, directors, trustees, officers, employees and agents (collectively, the "Acquiring Group") from and against any and all claims, losses, judgments, liabilities, settlements, fines, penalties, interest costs and expenses (including all reasonable attorneys' fees and disbursements whether incurred in resolving indemnification issues between or among parties to this Agreement or in defending third-party claims, and collectively with such claims, etc., "Losses") that result from, arise out of or are connected with any breach or alleged breach of any representation, warranty or covenant of the Acquired Fund contained in this Agreement. Any member of the Acquiring Group with an indemnification claim for Losses hereunder shall notify the Acquired Fund in writing of those Losses, together with a reasonably detailed description, within 30 calendar days after having formed a reasonable basis for those Losses, provided that the failure to so notify shall not affect the right to indemnification hereunder except to the extent such failure resulted in a greater Loss.

14.7 The Acquiring Fund shall indemnify and hold harmless the Acquired Fund and all of the Acquired Fund's respective affiliates, directors, trustees, officers, employees and agents (collectively, the "Acquired Group") from and against any and all Losses that result from, arise out of or are connected with any breach or alleged breach of any representation, warranty or covenant of the Acquiring Fund contained in this Agreement. Any member of the Acquired Group with an indemnification claim for Losses hereunder shall notify the Acquiring Fund in writing of those Losses, together with a reasonably detailed description, within 30 calendar days after having formed a reasonable basis for those Losses, provided that the failure to so notify shall not affect the right to indemnification hereunder except to the extent such failure resulted in a greater Loss.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first set forth above by its President or Vice President and attested by its Secretary or Assistant Secretary.


Attest:                         [INSERT NAME OF APPROPRIATE PAPP FUND]


By:_________________________    By:_________________________________________

Name:                           Name:

Title:                          Title:


Attest: PIONEER SERIES TRUST II ON BEHALF OF ITS SERIES, [INSERT NAME OF APPROPRIATE PIONEER FUND]


By:_________________________    By:_________________________________________

Name:                           Name:

Title:                          Title:

                                                               Draft of 10/17/03

      Annex A
                        TAX REPRESENTATION CERTIFICATE OF

               [INSERT NAME OF APPROPRIATE PIONEER/ACQUIRING FUND]

This certificate is being delivered in connection with the transaction to be effected pursuant to the Agreement and Plan of Reorganization made as of ________, 2004 between Pioneer Series Trust II, a Delaware statutory trust, on behalf of its series, [Insert Name of Appropriate Pioneer Fund] ("Acquiring Fund") and [insert name of Papp Fund] (the "Acquired Fund") (the "Agreement"). Pursuant to the Agreement, Acquiring Fund will acquire all of the assets of Acquired Fund in exchange solely for (i) the assumption by Acquiring Fund of the liabilities of Acquired Fund (the "Acquired Fund Liabilities") and (ii) the issuance of shares of beneficial interest of Acquiring Fund (the "Acquiring Fund Shares") to Acquired Fund, followed by the distribution by Acquired Fund, in liquidation of Acquired Fund, of the Acquiring Fund Shares to the stockholders of Acquired Fund and the termination of Acquired Fund (the foregoing together constituting the "transaction").

      The undersigned officer of Acquiring Fund, after consulting with its counsel, auditors and tax advisers regarding the meaning of and factual support for the following representations on behalf of Acquiring Fund, hereby certifies and represents that the following statements are true, complete and correct and will be true, complete and correct on the date of the transaction and thereafter as relevant. Unless otherwise indicated, all capitalized terms used but not defined herein shall have the meaning ascribed to them in the Agreement.

      1. Acquiring Fund is a statutory trust established under the laws of the State of Delaware, and Acquiring Fund is, and has been at all times, treated as a separate corporation for federal income tax purposes. Acquiring Fund was newly organized solely for the purpose of effecting the transaction and continuing thereafter to operate as a regulated investment company. Prior to the transaction, Acquiring Fund did not and will not engage in any business activities. There shall be no issued and outstanding shares of Acquiring Fund prior to the Closing Date other than those issued to Pioneer Investment Management, Inc. or one of its affiliates in connection with the creation of Acquiring Fund.

      2. Neither Acquiring Fund nor any person treated as related to Acquiring Fund under Treasury Regulation Section 1.368-1(e)(3) nor any partnership of which Acquiring Fund or any such related person is a partner has any plan or intention to redeem or otherwise acquire any of the Acquiring Fund Shares received by stockholders of Acquired Fund in the transaction except in the ordinary course of Acquiring Fund's business in connection with its legal obligation under Section 22(e) of the Investment Company Act of 1940, as amended (the "1940 Act"), as a registered open-end investment company to redeem its own shares.

      3. After the transaction, Acquiring Fund will continue the historic business of Acquired Fund or will use a significant portion of the historic business assets acquired from Acquired Fund in the ordinary course of a business.

      4. Acquiring Fund has no plan or intention to sell or otherwise dispose of any assets of Acquired Fund acquired in the transaction, except for dispositions made in the ordinary course of its business or to maintain its qualification as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("the "Code").

      5. Any expenses of Acquired Fund incurred in connection with the transaction which are paid or assumed by Acquiring Fund will be expenses of Acquired Fund solely and directly related to the transaction in accordance with Rev. Rul. 73-54, 1973-1 C.B. 187. Acquiring Fund will not pay or assume expenses, if any, incurred by any Acquired Fund stockholders in connection with the transaction.

      6. There is no, and never has been any, indebtedness between Acquiring Fund and Acquired Fund.

      7. Acquiring Fund will properly elect to be treated as a regulated investment company under Subchapter M of the Code and will qualify for the special tax treatment afforded regulated investment companies under Subchapter M of the Code for all taxable years ending after the date of the transaction.

      8. Acquiring Fund meets the requirements of an investment company as defined in Section 368(a)(2)(F) of the Code.

      9. Acquiring Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

      10. Acquiring Fund does not now own and has never owned, directly or indirectly, any shares of Acquired Fund.

      11. As of the date of the transaction, the fair market value of the Acquiring Fund Shares issued to Acquired Fund in exchange for the assets of Acquired Fund will be approximately equal to the fair market value of the assets of Acquired Fund received by Acquiring Fund, minus the Acquired Fund Liabilities assumed by Acquiring Fund. Acquiring Fund will not furnish any consideration in connection with the acquisition of Acquired Fund's assets other than the assumption of such Acquired Fund Liabilities and the issuance of such Acquiring Fund Shares.

      12. Immediately following the transaction, Acquired Fund stockholders will own all of the outstanding Acquiring Fund Shares and will own such shares solely by reason of their ownership of the Acquired Fund Shares immediately prior to the transaction. Acquiring Fund has no plan or intention to issue as part of the transaction any shares of Acquiring Fund other than the Acquiring Fund Shares issued in exchange for Acquired Fund assets.

      13. The transaction is being undertaken for valid and substantive business purposes, including facilitating the Acquired Fund becoming a member of the Pioneer family of mutual funds, which, in the long term, is intended to result in lower expenses and increased assets.

      14. No Acquired Fund stockholder is acting as agent for Acquiring Fund in connection with the transaction or approval thereof. Acquiring Fund will not reimburse any Acquired Fund stockholder for Acquired Fund shares such stockholder may have purchased or for other obligations such stockholder may have incurred.

      15. Acquiring Fund has no outstanding warrants, options, convertible securities or any other type of right pursuant to which any person could acquire stock in the Acquiring Fund.

                                    * * * * *

      The undersigned officer of Acquiring Fund is authorized to make all of the representations set forth herein, and the undersigned is authorized to execute this certificate on behalf of Acquiring Fund. The undersigned recognizes that Hale and Dorr LLP will rely upon the foregoing representations in evaluating the United States federal income tax consequences of the transaction and rendering its opinion pursuant to Section 8.5 of the Agreement. If, prior to the date of the transaction, any of the representations set forth herein ceases to be accurate, the undersigned agrees to deliver to Hale and Dorr LLP immediately a written notice to that effect.


                              PIONEER SERIES TRUST II ON BEHALF OF ITS SERIES, [INSERT NAME OF APPROPRIATE PIONEER FUND]


                              By:____________________________________

                                 Name:  _____________________________

                                 Title: _____________________________


Dated:  ______________, 2004

                                                               Draft of 10/17/03

Annex B

                        TAX REPRESENTATION CERTIFICATE OF

                     [INSERT NAME OF APPROPRIATE PAPP FUND]

      This certificate is being delivered in connection with the transaction to be effected pursuant to the Agreement and Plan of Reorganization made as of ____________, 2004 between Pioneer Series Trust II, a Delaware statutory trust, on behalf of its series, [Insert Name of Appropriate Pioneer Fund] ("Acquiring Fund") and [insert name of Papp Fund] (the "Acquired Fund") (the "Agreement"). Pursuant to the Agreement, Acquiring Fund will acquire all of the assets of Acquired Fund in exchange solely for (i) the assumption by Acquiring Fund of the liabilities of Acquired Fund (the "Acquired Fund Liabilities") and (ii) the issuance of shares of beneficial interest of Acquiring Fund (the "Acquiring Fund Shares") to Acquired Fund, followed by the distribution by Acquired Fund, in liquidation of Acquired Fund, of the Acquiring Fund Shares to the stockholders of Acquired Fund and the dissolution of Acquired Fund (the foregoing together constituting the "transaction").

      The undersigned officer of Acquired Fund, after consulting with its counsel, auditors and tax advisers regarding the meaning of and factual support for the following representations, on behalf of Acquired Fund, hereby certifies and represents that the following statements are true, complete and correct and will be true, complete and correct on the date of the transaction and thereafter as relevant. Unless otherwise indicated, all capitalized terms used but not defined herein shall have the meaning ascribed to them in the Agreement.

      1. Acquired Fund is corporation organized under the laws of the State of Maryland, and Acquired Fund is, and has been at all times, treated as a separate corporation for federal income tax purposes.

      2. As of the date of the transaction, the fair market value of the Acquiring Fund Shares received by each stockholder that holds shares of Acquired Fund (the "Acquired Fund Shares") will be approximately equal to the fair market value of the Acquired Fund Shares with respect to which such Acquiring Fund Shares are received, and the aggregate consideration received by Acquired Fund stockholders in exchange for their Acquired Fund Shares will be approximately equal to the fair market value of all of the outstanding Acquired Fund Shares immediately prior to the transaction. No property other than Acquiring Fund Shares will be distributed to stockholders of Acquired Fund in exchange for their Acquired Fund Shares, nor will any such stockholder receive cash or other property as part of the transaction.

      3. Neither Acquired Fund nor any person "related" to Acquired Fund (as defined in Treasury Regulation Section 1.368-1(e)(3)) nor any partnership in which the Acquired Fund or any such related person is a partner has redeemed, acquired or otherwise made any distributions with respect to any shares of the Acquired Fund as part of the transaction, or otherwise pursuant to a plan of which the transaction is a part, other than redemptions and distributions made in the ordinary course of Acquired Fund's business as an open-end investment company. There is no plan or intention on the part of any stockholder of Acquired Fund that owns beneficially 5% or more of the Acquired Fund Shares and, to the best knowledge of management of Acquired Fund, there is no plan or intention on the part of the remaining stockholders of Acquired Fund, in connection with the transaction, to engage in any transaction with the Acquired Fund, the Acquiring Fund, or any person treated as related to Acquired Fund or Acquiring Fund under Treasury Regulation Section 1.368-1(e)(3) or any partnership in which Acquired Fund, Acquiring Fund, or any person treated as related to Acquired Fund or Acquiring Fund under Treasury Regulation Section 1.368-1(e)(3) is a partner involving the sale, redemption or exchange of any of the Acquired Fund Shares or any of the Acquiring Fund Shares to be received in the transaction, as the case may be.

      4. In the transaction, Acquired Fund will transfer its assets and liabilities to Acquiring Fund such that immediately following the transfer, Acquiring Fund will possess all of the same assets and liabilities as were possessed by Acquired Fund immediately prior to the transaction, except for assets used to pay expenses incurred in connection with the transaction, assets distributed to stockholders in redemption of their shares immediately preceding, or in contemplation of, the transaction (other than redemptions and distributions made in the ordinary course of Acquired Fund's business as an open-end investment company) which, together with transaction expenses, constitute less than 1% of the assets of Acquired Fund, and any liabilities not assumed pursuant to the Agreement.

      5. As of the date of the transaction, the fair market value of the Acquiring Fund Shares issued to Acquired Fund in exchange for the assets of Acquired Fund will be approximately equal to the fair market value of the assets of Acquired Fund received by Acquiring Fund, minus the Acquired Fund Liabilities assumed by Acquiring Fund. Acquired Fund will not receive any consideration from Acquiring Fund in connection with the acquisition of Acquired Fund's assets other than the assumption of such Acquired Fund Liabilities and the issuance of such Acquiring Fund Shares.

      6. The Acquired Fund Liabilities assumed by Acquiring Fund plus the liabilities, if any, to which the transferred assets are subject were incurred by Acquired Fund in the ordinary course of its business. Acquired Fund does not have any liabilities of any kind other than the Acquired Fund Liabilities assumed by the Acquiring Fund.

      7. As or the Closing Date, the adjusted basis and the fair market value of the Acquired Fund assets transferred to Acquiring Fund will equal or exceed the sum of the Acquired Fund Liabilities assumed by Acquiring Fund within the meaning of Section 357(d) of the Internal Revenue Code of 1986, as amended (the "Code").

      8. Acquired Fund currently conducts its historic business within the meaning of Treasury Regulation section 1.368-1(d), which provides that, in general, a corporation's historic business is the business it has conducted most recently, but does not include a business that the corporation enters into as part of a plan or reorganization. The Acquired Fund assets transferred to Acquiring Fund will be a significant portion of Acquired Fund's historic business assets within the meaning of Treasury Regulation section 1.368-1(d), which provides that a corporation's historic business assets are the assets used in its historic business.

      9. Acquired Fund will distribute to its stockholders the Acquiring Fund Shares it receives, and its other properties, if any, pursuant to the transaction and will be liquidated promptly thereafter.

      10. The expenses of Acquired Fund incurred by it in connection with the transaction which are to be assumed by Acquiring Fund, if any, will be only such expenses that are solely and directly related to the transaction in accordance with Rev. Rul. 73-54, 1973-1 C.B. 187. Acquired Fund will not pay any expenses incurred by its stockholders in connection with the transaction.

      11. There is no, and never has been any, indebtedness between Acquiring Fund and Acquired Fund.

      12. Acquired Fund has properly elected to be treated as a regulated investment company under Subchapter M of the Code, has qualified for the special tax treatment afforded regulated investment companies under Subchapter M of the Code for each taxable year since inception, and qualifies as such as of the time of the Closing on the Closing Date.

      13. Acquired Fund meets the requirements of an investment company as defined in Section 368(a)(2)(F) of the Code.

      14. Acquired Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

      15. Acquired Fund does not pay compensation to any stockholder-employee.

      16. Immediately following the transaction, Acquired Fund stockholders will own all of the outstanding Acquiring Fund Shares issued to Acquired Fund pursuant to the transaction and will own such shares solely by reason of their ownership of the Acquired Fund Shares immediately prior to the transaction.

      17. Acquired Fund stockholders will not have dissenters' or appraisal rights in the transaction.

      18. The transaction is being undertaken for valid and substantial business purposes, including facilitating the Acquired Fund becoming a member of the Pioneer family of mutual funds, which, in the long term, is intended to result in lower expenses and increased assets.

      19. Acquired Fund has no outstanding warrants, options, convertible securities or any other type of right pursuant to which any person could acquire stock in the Acquired Fund.

                                    * * * * *

      The undersigned officer of Acquired Fund is authorized to make all of the representations set forth herein, and the undersigned is authorized to execute this certificate on behalf of Acquired Fund. The undersigned recognizes that Hale and Dorr LLP will rely upon the foregoing representations in evaluating the United States federal income tax consequences of the transaction and rendering its opinion pursuant to Section 8.5 of the Agreement. If, prior to the date of the transaction, any of the representations set forth herein ceases to be accurate, the undersigned agrees to deliver to Hale and Dorr LLP immediately a written notice to that effect.


                              [Insert Name of Appropriate PAPP Fund]


                              By:____________________________________

                                 Name:  _____________________________

                                 Title: _____________________________


Dated:  ______________, 2004


                                      B-3